EXHIBIT 10.1



                           PURCHASE AND SALE AGREEMENT

                                     BETWEEN

              QUESTAR EXPLORATION AND PRODUCTION COMPANY ("SELLER")

                                       AND

                          MAYNARD OIL COMPANY ("BUYER")


                     DATED EFFECTIVE AS OF NOVEMBER 1, 1999




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                                TABLE OF CONTENTS


1.       PURCHASE AND SALE...................................................1
         1.1      Properties.................................................1
                  ----------
         1.2      Contract Rights............................................2
                  ---------------
         1.3      Files and Records..........................................2
                  -----------------

2.       PURCHASE PRICE AND ALLOCATION.......................................2
         2.1      Base Purchase Price........................................2
                  -------------------
         2.2      Performance Deposit and Payment............................2
                  -------------------------------
         2.3      Allocation of Base Purchase Price..........................2
                  ---------------------------------
         2.4      Asset Classification.......................................3
                  --------------------

3.       ACCESS TO INTERESTS AND DATA; DISCLAIMERS AND REPRESENTATIONS
          ...................................................................3
         3.1      Access.....................................................3
         3.2      Disclaimer.................................................4
                  3.2.1             Title....................................4
                                    -----
                  3.2.2             Other....................................4
                                    -----
                  3.2.3             Data.....................................4
                                    ----
         3.3      Representations of Seller..................................5
                  -------------------------
                  3.3.1             Violations...............................5
                                    ----------
                  3.3.2             Compliance...............................5
                                    ----------
                  3.3.3             Payment of Royalties and Taxes...........5
                                    ------------------------------
                  3.3.4             Litigation...............................5
                                    ----------
         3.4      Relation to Assumed Liabilities............................6
                  -------------------------------

4.       TITLE...............................................................6
         4.1      Title Defects..............................................6
                  4.1.1             Adverse Claims...........................6
                                    --------------
                  4.1.2             Decreased net Revenue Interest...........7
                                    ------------------------------
                  4.1.3             Increased Working Interest...............7
                                    --------------------------
                  4.1.4             Reversions...............................7
                                    ----------
                  4.1.5             Permitted Encumbrances...................7
                                    ----------------------
         4.2      Notices....................................................8
                  -------
         4.3      Remedies for Title Defects.................................9
                  --------------------------
         4.4      Threshold..................................................9
                  ---------

5.       THIRD-PARTY PREFERENTIAL RIGHTS TO PURCHASE AND/OR CONSENTS TO
         ASSIGN.............................................................10
         5.1      Third-Party Exercise......................................10
         5.2      Third-Party Failure to Purchase...........................10

6.       CLOSING............................................................11

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         6.1      Closing Settlement Statement..............................11
                  ----------------------------
         6.2      Closing Date and Place....................................11
                  ----------------------
         6.3      Closing Activities........................................11
                  ------------------
                  6.3.1             Certificates............................11
                                    ------------
                  6.3.2             Assignment..............................11
                                    ----------
                  6.3.3             Payment.................................12
                                    -------
                  6.3.4             Possession..............................12
                                    ----------
                  6.3.5             Letters-in-Lieu.........................12
                                    ---------------
                  6.3.6             Bonding and Insurance...................12
                                    ---------------------

7.       POST-CLOSING OBLIGATIONS...........................................12
         7.1      Recordation and Filing of Documents.......................12
                  -----------------------------------
         7.2      Records...................................................12
                  -------
         7.3      Final Settlement Statement................................13
                  --------------------------
         7.4      Further Assurances........................................13
                  ------------------

8.       TAXES..............................................................13
         8.1      Property Taxes............................................13
                  --------------
         8.2      Production Taxes..........................................14
                  ----------------
         8.3      Other Taxes...............................................14
                  -----------

9.       OWNERSHIP OF INTERESTS.............................................14
         9.1      Distribution of Production................................14
                  --------------------------
         9.2      Proration of Income and Expenses..........................15
                  --------------------------------
         9.3      Notice to Remitters of Proceeds...........................15
                  -------------------------------
         9.4      Suspended Funds...........................................16
                  ---------------

10.      SELLER-OPERATED INTERESTS..........................................16
         10.1     Standard of Care..........................................16
                  ----------------
         10.2     Liability of Operator.....................................17
                  ---------------------
         10.3     Removal of Signs..........................................17
                  ----------------

11.      SELLER NON-OPERATED INTERESTS......................................17

12.      RELATED AGREEMENTS, THIRD-PARTY NOTIFICATIONS AND APPROVAL
          ..................................................................18
         12.1     Related Agreements........................................18
         12.2     Third Party Notifications and Approvals...................18
         12.3     Exchange Provision........................................18

13.      INDEMNITY..........................................................19

14.      ENVIRONMENTAL......................................................20
         14.1     Material Adverse Environmental Conditions.................20
         14.2     Environmental Indemnities.................................21

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         14.3     Disposal of Materials, Substances, and Wastes.............22
                  ---------------------------------------------

15.      BUYER'S REPRESENTATIONS............................................23
         15.1     Intent of Acquisition.....................................23
                  ---------------------
         15.2     Information...............................................23
                  -----------
         15.3     Knowledge and Experience..................................23
                  ------------------------
         15.4     Closing...................................................24
                  -------

16.      GAS IMBALANCES.....................................................24
         16.1     Seller's and Buyer's Respective Obligations...............24
         16.2     Adjustment to Purchase Price..............................24

17.      CASUALTY LOSS......................................................25

18.      BROKER'S AND FINDER'S FEES.........................................25

19.      NOTICES............................................................26

20.      DEFAULT............................................................26

21.      ARBITRATION........................................................26

22.      RENTAL, SHUT-IN, AND ROYALTY PAYMENT...............................28

23.      MISCELLANEOUS......................................................28
         23.1     Entire Agreement..........................................28
                  ----------------
         23.2     Survival..................................................28
                  --------
         23.3     Choice of Law.............................................28
                  -------------
         23.4     Assignment................................................28
                  ----------
         23.5     No Admissions.............................................29
                  -------------
         23.6     Third-Party Beneficiaries.................................29
                  -------------------------
         23.7     Public Communications.....................................29
                  ---------------------
         23.8     Headings..................................................29
                  --------
         23.9     Waiver....................................................29
                  ------





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                           PURCHASE AND SALE AGREEMENT

         This Purchase and Sale Agreement ("Agreement"), made as of __________________, 1999 ("Execution Date") by and between QUESTAR EXPLORATION AND PRODUCTION COMPANY, a Texas corporation, whose address is 180 East 100 South, P. O. Box 45601, Salt Lake City, Utah 84145-0601 ("Seller") and MAYNARD OIL COMPANY, ______________________, whose address is 8080 North Central Expressway, Suite 660, Dallas, TX 75206 ("Buyer"). (Buyer and Seller are sometimes referred to below individually as a "party" or collectively as "the parties"):
         WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, certain property on the terms and conditions set forth below;
         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, Buyer and Seller agree as follows:
                                    ARTICLE 1
1.       PURCHASE AND SALE
         Seller agrees to sell to Buyer and Buyer agrees to buy from Seller, effective as of 7 a.m. local time where the Interests (as defined below) are located on November 1, 1999 (the "Effective Time") for the consideration recited and subject to the terms and conditions set forth below, the following:
         1.1 Properties - (i) all of Seller's interest in those certain oil and gas properties described in Exhibits "A" and "B" and all other leases, wells or interests associated therewith; (ii) any saltwater disposal systems, plants, treating and processing systems, pipelines, gathering systems, material, equipment and facilities used directly in connection with the use or operation of said properties; (iii) rights-of-way,

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                  easements and fee surface estates associated with those
                  properties set forth in Exhibits "A" and "B"; but specifically excluding vehicles, tools, pulling machines, warehouse stock, equipment or material temporarily located on the land, and any equipment, pipelines, fixtures or interests in land owned by any purchaser and/or transporter of oil and/or gas (collectively, the "Interests").
         1.2      Contract Rights - Contract rights relating to the Interests to
                  ---------------
                  the extent assignable, and to the extent used in connection with the Interests, including but not limited to any operating agreements, unit agreements, unit operating agreements, farmout agreements, processing agreements, transportation agreements, gas sales agreements, and balancing agreements relating to the Interests.
         1.3      Files and Records - All of the applicable files, records and
                  -----------------
                  data, subject to any restrictions on Seller's disclosure of same, directly relating to the terms described in Subsections
                  1.1 and 1.2 above including land and lease files, well files, title records including abstracts of title, title opinions, contracts, production records, all logs including electric logs, core data, pressure data and decline curves and graphical production curves and all related materials in the possession of Seller (collectively the "Records").
                                    ARTICLE 2
2.       PURCHASE PRICE AND ALLOCATION
         2.1 Base Purchase Price - Buyer agrees to pay for the Interests the total sum of Thirty-Two Million Dollars (US $ 32,000,000.00) ("Base Purchase Price") in cash, subject only to any price adjustments, as set forth in this Agreement.
         2.2      Performance Deposit and Payment - As evidence of good faith,
                  -------------------------------

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                  Buyer has deposited or is depositing with Seller at the time of the execution of this Agreement a performance deposit of fifteen percent (15%) of the Base Purchase Price, which deposit is non-interest-bearing and which is non-refundable except as provided below. At Closing, Buyer shall pay and deliver to Seller the remaining unpaid portion of the Base Purchase Price after application of the performance deposit, adjusted as provided for below.
         2.3      Allocation of Base Purchase Price - Seller and Buyer agree
                  ---------------------------------
                  that the Base Purchase Price shall be allocated among the Interests as set forth on Exhibit "A" (the "Allocated Value") for the purpose of (i) establishing a basis for certain taxes,
                  (ii) obtaining waivers of any preferential rights to purchase the Interests, (iii) determining the value of a Title Defect, and (iv) handling those instances for which the Base Purchase Price is to be adjusted.
         2.4      Asset Classification - Seller and Buyer recognize that
                  --------------------
                  reporting requirements as imposed by Section 1060 of the Internal Revenue Code of 1986 and the regulations thereunder (the "Code") may apply to the transaction contemplated by this Agreement. Seller and Buyer mutually agree that the Interests sold by Seller to Buyer are Class III assets, and such classification shall be used by Seller and Buyer for the purposes of Section 1060 of the Code. Seller and Buyer also agree that the Purchase Price allocation set forth in Exhibit "A" shall satisfy the requirements of the Code and shall be used in preparing Internal Revenue Service Form 8594.
                                    ARTICLE 3
3. ACCESS TO INTERESTS AND DATA; DISCLAIMERS AND REPRESENTATIONS 3.1 Access - Notwithstanding Buyer's prior opportunity to inspect

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                  and inventory the Interests and to review information
                  regarding the Interests, promptly after execution of this Agreement and upon request of Buyer, Seller shall provide Buyer and Buyer's authorized representatives, at any reasonable time(s) during the Due Diligence Period (defined below): (i) physical access to the lands, wells, equipment, and facilities on or associated with the Interests that are Seller-operated, at Buyer's sole risk, cost and expense, to inspect and to conduct any Phase I environmental assessment of the same; (ii) access to the Records, to the extent such data and records are in Seller's possession and relate to the Interests; provided, however, Seller shall have no obligation to provide Buyer access to any interpretative or predictive data or information which Seller considers confidential or proprietary or which Seller believes in good faith it cannot lawfully provide Buyer because of third-party restrictions (to the extent any such data or information is proprietary or subject to third-party restrictions, Seller will use its good-faith efforts to obtain any consents necessary to allow Buyer to review such data or information). No warranty or representation of any kind is made by Seller, as to the information supplied, and Buyer agrees that any conclusions drawn therefrom shall be the result of its own independent review and judgment.
         3.2 Disclaimer - Buyer specifically understands and acknowledges the following:
                  3.2.1      Title - Title to the Interests shall be
                             transferred and conveyed without
                             representation or warranty of title, express or implied. Subject to the provisions of
                             Article 4, Buyer assumes the risk of

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                             any title defects and/or conflicting adverse
                             right(s), title(s) and/or interest(s).
                  3.2.2      Other - SELLER EXPRESSLY DISCLAIMS ANY WARRANTY,
                             -----
                             EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE, AS TO THE CONDITION OF THE INTERESTS INCLUDING (i) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE OR OF FREEDOM FROM HIDDEN DEFECTS, (ii) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, AND (iii) ANY IMPLIED OR EXPRESS WARRANTY AS TO THE ENVIRONMENTAL CONDITION OF THE INTERESTS, IT BEING EXPRESSLY UNDERSTOOD BY BUYER THAT THE INTERESTS, INCLUDING ALL PERSONAL PROPERTY, FIXTURES AND ITEMS ARE BEING CONVEYED TO BUYER AS IS, WHERE IS, WITH ALL FAULTS, AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR AND THAT BUYER HAS BEEN GIVEN THE OPPORTUNITY TO MAKE OR CAUSE TO BE MADE SUCH INSPECTIONS AS BUYER DEEMS APPROPRIATE.
                  3.2.3      Data - SELLER MAKES NO WARRANTY OR REPRESENTATION,
                             ----
                             EXPRESSED OR IMPLIED, AS TO THE ACCURACY OR
                             COMPLETENESS OF ANY DATA, INFORMATION, OR MATERIALS HERETOFORE OR HEREAFTER FURNISHED TO BUYER IN CONNECTION WITH THE INTERESTS OR PROPERTY, OR AS TO THE QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF
                             ANY) ATTRIBUTABLE TO THE INTERESTS OR THE ABILITY OF THE INTERESTS TO PRODUCE HYDRO-CARBONS, ANY AND ALL SUCH DATA, INFORMATION, AND OTHER MATERIALS FURNISHED BY SELLER IS PROVIDED TO BUYER AS A CONVENIENCE, AND ANY RELIANCE ON OR USE OF THE SAME

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                             SHALL BE AT BUYER'S SOLE RISK.
         3.3      Representations of Seller - Seller represents as follows:
                  3.3.1 Violations - To the best of Seller's knowledge, Seller and its predecessors in title have violated no laws, statutes, regulations or orders applicable to any of the Interests or to the operation thereof which violation materially and adversely affects the value of the Interests.
                  3.3.2      Compliance - To the best of Seller's knowledge,
                             ----------
                             Seller has complied with all laws, rules,
                             regulations, ordinances and orders of all local, tribal, state and federal governmental bodies, authorities and agencies having jurisdiction, noncompliance with which might prevent, frustrate or materially and adversely affect the value of the Interests or interfere with or hinder the transactions contemplated by this Agreement.
                  3.3.3      Payment of Royalties and Taxes - To the best of
                             ------------------------------
                             Seller's knowledge, all royalties and all ad valorem, property, production, severance and similar taxes with respect to the Interests which accrued during the period when Seller owned the Interests and prior to the Effective Time, have been properly and fully paid, or are included within the suspense amounts tendered to Buyer. Seller makes no representation as to the payment of these amounts during other periods, and specifically disclaims and shall not be responsible for any liability for any such amount attributable to periods during which Seller did not own the

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                             Interest in question.
                  3.3.4      Litigation - To the best of Seller's
                             knowledge there are no pending lawsuits
                             involving the Interests.
         3.4      Relation to Assumed Liabilities:  No representation contained
                  -------------------------------
                  herein shall be deemed a representation or warranty by Seller which abrogates the obligations of Buyer to investigate the Interests and make an independent decision to purchase the Interests; Buyer's obligations to investigate and make an independent decision to purchase the Interests are not diminished by any representation herein.
                                    ARTICLE 4
4.       TITLE
         4.1      Title Defects - Buyer shall notify Seller in writing of any
                  -------------
                  Title Defect in the Interests as soon as possible after discovering the Title Defect but in any event no later than November 5, 1999 (the "Due Diligence Period"). For the purposes of this Agreement, a "Title Defect" shall mean a material deficiency which individually, per Interest or per Property, exceeds Five Thousand Dollars (US $5,000) in one (or more) of the following respects:
                  4.1.1      Adverse Claims - Seller's title as to all or part
                             --------------
                             of an Interest is subject to (i) an outstanding mortgage deed of trust, lien or other security interest; (ii) a pending cause of action in which a competing ownership interest in an Interest is claimed or implied; (iii) there are unsatisfied claims, demands, defaults, liabilities or obligations in respect of the Interests or Properties based upon omissions, events or

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                             occurrences arising prior to the Effective Date;
                             (iv) there exist calls on oil or gas produced from the Interests which require payment of a price below prevailing market prices according to published indices or posted prices applicable at the location of the Interest, and Seller is not receiving payment based upon such prevailing market price; or (v) other adverse claims not disclosed by Seller which, if brought to the attention of a purchaser of production from such Interest, would be likely to cause such purchaser of production to suspend payment of proceeds from such Interest.
                             Notwithstanding the above, all
                             irregularities of title that would not
                             reasonably be expected to result in claims that would materially and adversely affect Seller's title to an Interest, or which constitute Permitted Encumbrances under
                             Section 4.1.5, shall not be considered a Title Defect, including but not limited to
                             (a) defects in the early chain of title
                             consisting of failure to recite marital
                             status or the omission of succession or
                             heirship proceedings; (b) defects or
                             irregularities arising out of prior oil and gas leases which, on their face, expired more than ten (10) years prior to the Effective Time, and which have not been released of record; (c) defects or irregularities arising out of mortgages or deeds of trust which, by their terms, matured more than five (5) years prior to the Effective Time which remain unreleased of record; (d) defects or irregularities

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                             arising out of the lack of a survey; (e) defects or
                             irregularities arising out of the lack of recorded powers of attorney from corporations to execute and deliver documents on their behalf; and (f)
                              defects and irregularities cured by
                              possession under applicable statutes of
                              limitation and statutes relating to
                              prescription.
                  4.1.2       Decreased net Revenue Interest - Seller owns
                              less than the net revenue interest shown on
                              Exhibit "A" for a particular Interest.
                  4.1.3       Increased Working Interest - Seller owns
                              more than the working interest shown on
                              Exhibit "A" for a particular Interest
                              without a proportionate increase in the
                              corresponding net revenue interest
                              shown on Exhibit "A".
                  4.1.4       Reversions - An Interest is subject to
                              reduction by the exercise by a third party
                              of a reversionary, back-in, or other similar
                              right not reflected in Exhibit "A" or not
                              reflected in any materials provided by
                              Seller prior to the Execution Date.
                  4.1.5       Permitted Encumbrances - "Permitted Encumbrances"
                              ----------------------
                              shall mean (i) liens for current taxes not yet delinquent, (ii) preferential purchase rights, requirements for consent to assignment and other encumbrances of a similar nature which are part of contracts customarily used in the petroleum industry, (iii) rights to consent by, required notices to, filings or other actions by governmental agencies where the same are customarily obtained or made subsequent to an

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                              assignment, (iv) statutory liens not yet
                              delinquent, (v) contracts, (vi)
                              imperfections of title in respect to surface operations; conditions, covenants or other restrictions; easements, rights-of-way and other encumbrances (including operator's liens) that do not materially detract from the value or materially interfere with the use or ownership of the Properties or Interests or the current operation thereof;
                              (vii) farmout, carried working interest, joint operating, unitization, royalty, overriding royalty, sales and similar agreements relating to the exploration or development of, or production from, the Interests entered into in the ordinary course of business, and including any proposed or planned units not yet effective for which Seller's interest is uncertain as of the Effective Time; and (viii) all other liens, charges, encumbrances, contracts, agreements, instruments, obligations, defects and irregularities affecting the Interests (including, without limitation, liens of operators relating to obligations not yet due or pursuant to which Seller is not in default) that do not (or would not upon foreclosure or other enforcement) reduce the NRI set forth in Exhibit "A" nor prevent the receipt of proceeds of production therefrom, nor increase the share of costs above the working interest set forth in Exhibit "A", nor are such as to materially interfere with or detract from the ownership, operation, value or use of the Interests; such

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                              defects include, without limitation, as to
                              producing Interests, those which have not
                              prevented the receipt of production proceeds
                              by Seller or its predecessors in title
                              without suspense by a production purchaser
                              and as to which no challenge to title has
                              been raised on the basis of such defect, so
                              long as it can reasonably be concluded
                              either that such challenge is unlikely or
                              that such challenge would be unsuccessful by
                              reason of statutes of limitation, waiver,
                              estoppel or other defenses.
         4.2      Notices - Upon discovery of a Title Defect, the Buyer shall
                  -------
                  immediately notify the Seller in writing of: (i) the nature of the Title Defect, (ii) the Allocated Value of the Interest affected by the Title Defect, (iii) the amount by which Buyer believes the Allocated Value of the Interest should be reduced and the reason therefore; and (iv) supporting documentation, including title opinions, title data, or other data that provides evidence of the Title Defect. Any defect or deficiency not asserted by Buyer during the Due Diligence Period shall be deemed waived by Buyer for all purposes.
         4.3      Remedies for Title Defects - Seller may elect to cure any or
                  --------------------------
                  all Title Defects; provided, however, if a Title Defect is a lien, encumbrance or other charge which is liquidated in amount, Seller reserves the option to retain the obligation of this Title Defect and to challenge the validity of any such Title Defect or any portion thereof and to hold Buyer harmless with regard thereto. Buyer agrees to cooperate with Seller in such efforts at no risk or expense to Buyer. If the Seller is unable or unwilling to cure a Title Defect, then Seller may,

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                  at its option, (i) remove the affected Interest from the
                  Interests being conveyed and reduce the Base Purchase Price by the Allocated Value set forth on Exhibit "A" attributable to such affected Interest(s), (ii) provide Buyer an indemnity as to claims arising from the Title Defect and include the affected Interest at Closing without a Purchase Price adjustment, or (iii) reduce the Base Purchase Price by an amount, mutually acceptable with Buyer, sufficient to reflect the reduction in value in the Interest due to such Title Defect, but in no event exceeding the full Allocated Value of such Interest. In the event Seller declines to cure the Title Defect, withdraw the affected Interest from Closing or to indemnify Buyer against claims arising therefrom, and Seller and Buyer are unable to agree on a Purchase Price adjustment for such Title Defect prior to Closing, the affected Interest shall be included in the Properties at Closing without a Purchase Price adjustment and such dispute shall be resolved after Closing through the arbitration provisions of Article 21.
         4.4 Threshold - Notwithstanding the provisions set forth above, a Title Defect shall not result in an adjustment in the Base Purchase Price and shall require no further action by Seller unless the aggregate net value of all agreed Title Defects is greater than three percent (3%) of the Base Purchase Price (the "Threshold Amount").
                           If the total of all Base Purchase Adjustments due to
                  agreed Title Defects exceeds twenty percent (20%) of the total Base Purchase Price, Seller or Buyer may cancel this Agreement and have no further obligations to the other party hereunder except that Seller shall refund the performance deposit to

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                  Buyer without interest.
                                    ARTICLE 5
5.       THIRD-PARTY PREFERENTIAL RIGHTS TO PURCHASE AND/OR CONSENTS TO ASSIGN
         5.1 Third-Party Exercise - If a third party exercises a preferential right to purchase any of the Interests or refuses to consent to the assignment of an Interest, the affected Interest shall be removed from this Agreement and the Base Purchase Price shall be adjusted by the dollar amount allocated to the affected Interest as set forth on Exhibit "A". In the event Closing has already occurred on the date when a third party exercises its preferential right to purchase the Interest, or declines to give its consent to assign the Interest to Buyer, Buyer shall forthwith assign the Interest to the third party or re-assign same to Seller, as appropriate, and shall concurrently receive from Seller a reimbursement of the portion of the Base Purchase Price allocated to such Interest.
         5.2      Third-Party Failure to Purchase - If a third party exercises
                  -------------------------------
                  a preferential right to purchase any of the Interests, but fails to close the purchase for any reason within sixty (60) days of Closing, Seller may give notice to Buyer of the failure to close, and Buyer shall purchase such Interest for the Allocated Value set forth on Exhibit "A" for such Interest and on the terms and conditions set forth in this Agreement including the Effective Time set forth in this Agreement.


                                    ARTICLE 6
6.       CLOSING

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         6.1      Closing Settlement Statement - At least three (3) business
                  ----------------------------
                  days prior to Closing, Seller will provide to Buyer a closing settlement statement including, but not limited to, ad valorem taxes, severance taxes, crude oil inventories above the pipeline connection, purchase price adjustments, gas imbalance adjustments, state and local sales taxes, suspense amounts tendered to Buyer, prorated annual payments and other applicable adjustments credited to Seller or Buyer as of the Effective Time. The oil inventory value at the Effective Time shall be determined as provided for in Article 9. Where actual information is unavailable at Closing, Seller shall use good faith estimates and shall incorporate any corrections to such estimates based on actual information in any final settlement statement.
         6.2 Closing Date and Place - The Closing of the transactions contemplated by this Agreement shall be held on or before November 15, 1999, at the offices of Seller at Suite 300, 1331 17th Street, Denver, CO 80202 or at such other place as the parties mutually agree (the "Closing").
         6.3      Closing Activities - The following actions shall take place at
                  Closing:
                  6.3.1 Certificates - Each party shall deliver to the other party a certificate in a form satisfactory to the other party dated as of
                             the Closing and executed by a duly
                             authorized officer, partner, or owner, as
                             appropriate, of such party to the effect
                             that the party has all requisite corporate,
                             partnership or other power and authority to
                             purchase or sell the Interests, as the case
                             may be, on the terms described in this
                             Agreement and to
                             perform its other obligations hereunder and
                             that all corporate, partnership and/or other
                             prerequisites of whatsoever nature have been
                             fulfilled.
                  6.3.2      Assignment - Seller and Buyer shall execute
                             an assignment substantially in the form as
                             Exhibit "C" assigning the Interests to
                             Buyer, as well as applicable governmental
                             assignment forms (collectively the
                             "Assignments") and deliver the Assignments
                             to Buyer.
                  6.3.3 Payment - Buyer shall deliver to an account designated in writing by Seller by wire transfer of same day funds, the Base
                             Purchase Price as adjusted herein.
                  6.3.4      Possession - Seller shall (subject to the
                             terms of any applicable joint operating
                             agreements and to the other provisions
                             hereof) deliver to Buyer exclusive
                             possession of the Interests.
                  6.3.5      Letters-in-Lieu - Seller shall prepare and
                             Seller and Buyer shall execute and deliver
                             to Buyer the Letters-in-Lieu of Transfer
                             Orders provided for in Article 9 covering
                             the Interests of Buyer.
                  6.3.6      Bonding and Insurance - At Closing Buyer shall have
                             ---------------------
                             in place all bonding and insurance which is necessary to own and operate the Interests, so that Buyer may terminate or withdraw application of its own bonding and insurance applicable to the Interests. Upon request by Seller, Buyer shall provide evidence of such bonding and insurance.
                                    ARTICLE 7

7.       POST-CLOSING OBLIGATIONS
         7.1 Recordation and Filing of Documents - After the Closing, Buyer shall file or record at its cost the Assignments, in the appropriate county and governmental records. Buyer shall provide a copy of same, including recording data, to Seller.
         7.2     Records - Within fifteen (15) days after the Closing, Seller
                 -------
                 will furnish Buyer the Records at Buyer's sole cost. In the event Seller does not retain copies of the records, and insofar as Seller reasonably believes the Records may be
                 needed or useful in connection with federal, state or local regulatory or tax matters or resolution of disputes, litigation, or contract compliance issues, Buyer (for a period of three (3) years after the Closing) shall further make available to Seller or its affiliates (at the location of such Records in Buyer's organization) access to the Records during normal business hours, upon written request of Seller, and Seller shall have the right to copy at its own expense and retain such copies of the Records. If, however, Buyer elects to destroy any of the Records prior to the expiration of the three (3) year period, Buyer shall give to Seller written notice of such intent at least thirty (30) days prior to such destruction, and Seller shall have the option, at its expense, of having such Records delivered to it.
         7.3     Final Settlement Statement - If a final settlement statement
                 --------------------------
                 subsequent to Closing is necessary, Seller shall tender such statement (the "Final Settlement Statement") within ninety (90) days after Closing. Buyer shall respond with objections and proposed corrections within fifteen (15) days of the issuance of the Final Settlement Statement. If Buyer does not respond with objections, and the support therefore, to the Final

                  Settlement Statement in writing within fifteen (15) days of the issuance of the Final Settlement Statement, said Statement shall be deemed approved by Buyer. After approval by both parties, the net adjustment due pursuant to the Final Settlement Statement for the Interests conveyed will be summarized and a net check or invoice will be sent to the Buyer. The owing party agrees to promptly pay any such invoice within ten (10) days after its tender to Buyer by Seller.
         7.4 Further Assurances - Buyer and Seller further agree that each will, from time to time and upon reasonable request, execute, acknowledge, and deliver in proper form, any instrument of conveyance, assignment, transfer, or other instruments reasonably necessary for transferring title in the Interests to Buyer.
                                    ARTICLE 8
8.       TAXES
         8.1      Property Taxes - All ad valorem taxes, real property taxes,
                  --------------
                  and similar obligations ("Real Property Taxes") applicable to the Interests with respect to the tax period in which the Effective Time occurs (the "Current Tax Period") shall be apportioned between Seller and Buyer as of the Effective Time based on the immediately preceding tax period's assessment, regardless of the taxing agencies' basis for calculating such assessment, unless the Current Tax Period's assessment is known, in which case that assessment shall be used for apportionment. Seller will reimburse Buyer for Seller's portion of the Current Tax Period at Closing or in connection with any settlement provided for herein. Buyer shall pay, and defend and hold Seller harmless with respect to payment of

                  Real Property Taxes on the Interests for the Current Tax Period and thereafter, regardless of the taxing agencies' basis for calculating such taxes, together with any interest or penalties assessed thereon. If Seller pays the Real Property Taxes assessed for the Current Tax Period, Buyer agrees to reimburse Seller for Buyer's portion of said taxes at Closing or in connection with any Final Settlement Statement provided for herein.
         8.2      Production Taxes - All taxes (other than Real Property,
                  ----------------
                  income, or similar taxes) imposed on or with respect to the production of oil, natural gas, or other hydrocarbons or minerals, or the receipt of proceeds therefrom (including but not limited to severance, production and excise taxes) shall be apportioned between the parties based upon the respective shares of production taken by the parties. Payment or withholding of all such taxes that have accrued prior to the Effective Time and the filing of all statements, returns and documents pertinent thereto shall be the responsibility of Seller. Payment or withholding of all such taxes that have accrued from and after the Effective Time and the filing of all statements, returns and documents incident thereto shall be the responsibility of Buyer.
         8.3      Other Taxes - As may be required by relevant taxing agencies,
                  -----------
                  Seller shall collect and Buyer shall pay at Closing all applicable state and local sales tax, use tax, gross receipts tax, business license tax, and other taxes except taxes imposed by reason of income to Seller. The tax collected shall be based upon Buyer's valuation of the applicable Interest as provided in Section 2.3. Any state or local tax specified above, inclusive of any penalty and interest, assessed at a future date against Seller with respect to the transaction covered herein shall be paid by Buyer or, if paid by Seller, Buyer shall promptly reimburse Seller therefor. Any documentary stamp tax which may be due shall be paid by Buyer.
                                    ARTICLE 9
9.       OWNERSHIP OF INTERESTS
         9.1      Distribution of Production - All oil in storage above the
                  --------------------------
                  pipeline connection or gas beyond the meters at the Effective Time shall be credited to Seller. For Seller-operated Interests, Seller will have gauged the oil in storage and read all gas meter charts at the Effective Time. For Seller non-operated Interests, the quantity of such oil in storage or gas beyond the meters shall be determined on the same basis as that used for Seller-operated properties based on Operator reports or applicable state regulatory agency production reports or records. As part of the closing settlement statement, the price for such oil in storage shall be at the price that Seller has contracted to sell the oil on the Effective Time. If there is no such price, the price shall be the average of the two highest prices that are posted on the Effective Time (plus any premium) by other purchasing companies, as determined by Seller in the field or locality where the Interests are located for oil of like grade and gravity. Title to the oil in storage for both Seller-operated and Seller non-operated Interests shall pass to Buyer as of the Effective Time, and an upward adjustment shall be made to the Purchase Price due at Closing for such oil.
         9.2 Proration of Income and Expenses - Except as otherwise provided in this Agreement, (i) all proceeds (including proceeds held in suspense or escrow), receipts, credits, and income attributable to the Interests for all periods of time prior to the Effective Time shall belong to Seller, and all proceeds, receipts, credits, and income attributable to the Interests for all periods of time from and after the Effective Time shall belong to Buyer, (ii) Seller shall be responsible for royalties, rentals, ad valorem, property, production, severance and similar taxes, and operating costs and expenses of all kinds attributable to the period prior to the Effective Time during which it owned the Interests, and (iii) Buyer shall otherwise assume all obligations, duties, losses, liabilities, costs and expenses arising out of ownership or operation of the Interests, whether attributable to the period of time before or after the Effective Time, including but not limited to plugging and abandonment of wells, abandonment of facilities, and environmental liabilities.
         9.3      Notice to Remitters of Proceeds - Buyer is responsible for
                  -------------------------------
                  informing all purchasers of production or other remitters to pay Buyer and obtaining from the remitter(s) revenues accrued after the Effective Time. To the extent a remitter pays revenues to the incorrect party, that party shall promptly remit to the correct party such revenues. The remitter(s) shall be informed by Seller and Buyer via Letters-in-Lieu of Transfer Order or such other reasonable documents which remitter(s) may require.
         9.4 Suspended Funds - Attached hereto as Exhibit "D" is a Schedule entitled "Suspense Funds" reflecting all proceeds from production attributable to the Interests which are currently held by Seller in suspense for any reason and Buyer shall receive a credit in the amount of such suspended funds in connection with the closing statement as provided hereunder. Buyer shall be responsible for proper distribution of all such suspended proceeds to the parties lawfully entitled to them, and shall indemnify and hold Seller harmless against any claim, action or liability (including court costs and attorneys' fees) associated with claims against such suspended funds based on Buyer's actions or inactions in connection with such funds as of and after Closing (including but not limited to interest and penalties on such amounts attributable to periods subsequent to Closing).
                                   ARTICLE 10
10.      SELLER-OPERATED INTERESTS
         10.1     Standard of Care - Seller shall operate the Seller-operated
                  ----------------
                  Interests using the same standard of care as an ordinarily prudent Operator under the same or similar circumstances until Closing, or such later time as any applicable joint operating agreement may require, when such operation shall be turned over to and become the responsibility of Buyer. During the period from the Execution Date to Closing, Seller shall (i) permit Buyer to have access for inspection only to those Interests operated by Seller; (ii) consult with Buyer with respect to all AFE's over Fifteen Thousand Dollars (US $15,000) net to the interest of Seller which are received by Seller with respect to any Interest (but Seller's only duty with respect to such AFE's is to discuss them with Buyer and consider Buyer's desire with respect thereto), and with respect to all material decisions to be made with respect to the Interests, including, without limitation, settlement of any gas imbalances and incurring of costs for discretionary expenditures for operations in excess of Fifteen Thousand

                  Dollars (US $15,000) net to the interest of Seller for which AFE's are not prepared; and (iii) not transfer, sell, hypothecate, encumber, abandon or otherwise dispose of any portion of the Interests other than the sale of production in the ordinary course of business or as required in connection with the exercise by third parties of preferential rights to purchase any of the Interests.
         10.2 Liability of Operator - Notwithstanding Section 10.1, Seller shall not be liable to Buyer for any claims, demands, causes of action, damages, or liabilities arising out of Seller's operation of the Interests after the Effective Time except those arising from Seller's gross negligence or willful misconduct.
         10.3     Removal of Signs - Seller shall have the option to remove
                  ----------------
                  Seller's name and signs from the Seller-operated Interests or to require Buyer to do so. Buyer hereby grants Seller a right of access after Closing to such Interests to remove Seller's signs and name from the Interests, or to confirm that Buyer has done so. If Seller's signs or name remain on the Interests after Closing, Buyer shall promptly, but no later than required by applicable rules and regulations or forty-five (45) days thereafter, whichever is earlier, remove any remaining signs and references to Seller and shall erect or install all signs complying with any applicable governmental rules and regulations, including, but not limited to, those showing the Buyer as operator of the Interests.
                                   ARTICLE 11
11.      SELLER NON-OPERATED INTERESTS
         As to non-operated Interests, Seller shall exercise the same standard of care as an ordinarily prudent working interest owner under the same or similar circumstances until Closing.


                                   ARTICLE 12
12.      RELATED AGREEMENTS, THIRD-PARTY NOTIFICATIONS AND APPROVAL
         12.1 Related Agreements - The sale of the Interests is subject to any and all assignments, subleases, farmout agreements, joint operating agreements, letter agreements, easements, rights-of-way, and all other agreements with respect to or pertaining to the Interests to the extent that they are binding on Seller. Buyer further agrees to expressly assume the obligations and liabilities of Seller under such assignments, subleases, farmout agreements, joint operating agreements, letter agreements, easements, rights-of-way, and other agreements insofar as such obligations or liabilities concern or pertain to the Interests and to execute any documents necessary to effectuate such agreement.
         12.2     Third Party Notifications and Approvals - The sale of the
                  ---------------------------------------
                  Interests may require the approval or consent of lessors, joint interest owners, farmors, sublessors, assignors, grantors, parties to agreements, or governmental bodies having jurisdiction. Seller assumes full responsibility for obtaining any such consent and approval, including, as necessary, obtaining waivers of maintenance of uniform interest provisions from joint interest owners, and furnishing Buyer with proof of such consent or approval. Seller shall be responsible for notifying all owners of any preferential rights to purchase any of the Interests.
         12.3 Exchange Provision - Buyer has been advised, and understands, that Seller retains the option to effect a tax-free exchange of property of like kind pursuant to the provisions of Section 1031of the Internal Revenue Code of 1986 and the Treasury Regulations promulgated thereunder (the "Regulations"). Buyer agrees to cooperate with Seller in connection with such exchange (which may be a deferred exchange permitted under the Regulations). Buyer's cooperation shall include, but shall not be limited to, payment of the Purchase Price of the Interests to a qualified escrow account, a qualified trust or a qualified intermediary (as defined in the Regulations) and the execution of such documents as may reasonably be required in connection therewith. Buyer shall not be required, however, to incur additional costs or obligations in connection with such exchange, and Seller shall indemnify and hold harmless Buyer against, or reimburse Buyer for any claims, damages, liabilities, costs or expenses (including reasonable attorney's fees) asserted against or incurred by Buyer in connection with or arising out of such exchange.
                                   ARTICLE 13
13.      INDEMNITY
         BUYER AGREES TO RELEASE, DEFEND, INDEMNIFY, AND HOLD SELLER, ITS AFFILIATED, PARENT AND SUBSIDIARY ENTITIES AND THEIR RESPECTIVE AGENTS, REPRESENTATIVES, SHAREHOLDERS, OFFICERS, DIRECTORS AND EMPLOYEES (COLLECTIVELY, "INDEMNITEES"), HARMLESS FROM ANY DAMAGES, EXPENSES (INCLUDING COURT COSTS AND ATTORNEYS' FEES), CIVIL FINES, PENALTIES, AND OTHER COSTS AND LIABILITIES INCURRED AS A RESULT OF CLAIMS, DEMANDS, AND CAUSES OF ACTION ASSERTED, IN CONNECTION WITH THE INTERESTS, INCLUDING ANY COSTS, EXPENSES, AND LIABILITIES WHATSOEVER ARISING OUT OF, OR IN CONNECTION WITH, THE PLUGGING AND ABANDONING OF ANY WELLS, REMOVAL OR MODIFICATION OF FACILITIES (INCLUDING PIPELINES), CLOSURE OF PITS, AND RESTORATION OF THE SURFACE REGARDLESS OF WHETHER SUCH OBLIGATION AROSE PRIOR TO OR SUBSEQUENT TO THE EFFECTIVE TIME, AND IN CONNECTION WITH PERSONAL INJURY, DEATH OR PROPERTY DAMAGE RELATED TO THE PROPERTIES AS WELL AS THE IMPROPER PAYMENT OF ROYALTIES, AND AD VALOREM, PROPERTY, PRODUCTION, SEVERANCE AND SIMILAR TAXES FOR ALL TIME PERIODS OTHER THAN THOSE DURING WHICH SELLER OWNED THE INTERESTS. BUYER'S

         INDEMNIFICATION OF INDEMNITEES SHALL EXTEND TO AND INCLUDE, WITHOUT LIMITATION, COSTS, EXPENSES, LIABILITIES, DAMAGES, CLAIMS, CAUSES OF ACTION AND DEMANDS BASED ON (i) THE NEGLIGENCE OF SELLER, BUYER, OR THIRD PARTIES, WHETHER SUCH NEGLIGENCE IS ACTIVE OR PASSIVE, JOINT, CONCURRENT, OR SOLE, OR (ii) SELLER'S OR BUYER'S STRICT LIABILITY, OR
         (iii) OTHER FAULT OR RESPONSIBILITY OF SELLER.
                  NOTWITHSTANDING THE FOREGOING, COSTS, EXPENSES, LIABILITIES, DAMAGES, CLAIMS, CAUSES OF ACTION AND DEMANDS OF ANY KIND RELATED TO THE INTERESTS WHICH ARE ASSERTED MORE THAN 180 DAYS AFTER THE EFFECTIVE TIME SHALL BE CONSIDERED AS HAVING ARISEN OR ACCRUED AFTER THE EFFECTIVE TIME AND SHALL BE SUBJECT TO BUYER'S INDEMNITY TO SELLER STATED ABOVE, REGARDLESS OF THE DATE ON WHICH SUCH COSTS, EXPENSES, LIABILITIES, DAMAGES, CLAIMS, CAUSES OF ACTION OR DEMANDS ACTUALLY AROSE OR ACCRUED.

                                   ARTICLE 14
14.      ENVIRONMENTAL
         14.1    Material Adverse Environmental Conditions - During the Due
                 -----------------------------------------
                 Diligence Period, Buyer shall have the right to make an environment assessment of the Interests. If, during the Due Diligence Period, Buyer discovers a material and adverse environmental condition which it finds unacceptable ("Material Condition") Buyer shall immediately notify Seller of same in writing and provide full documentation supporting such assertion, but in no event after the Due Diligence Period.
                 For the purpose of this Section, a Material Condition shall not include the reasonable costs of plugging, abandonment and restoration attributable to the Interests (which are addressed under Article 13) and shall be "material" and "adverse" only if each of the following requirements is met: (i) it involves a violation of federal, state or local environmental laws, (ii) the cost to remediate such conditions to levels required by applicable federal, state or local environmental laws and/or to reasonably compensate the affected landowner for damages to the surface or subsurface will exceed Fifteen Thousand Dollars

                  (US $15,000) per Interest or Property based on the reasonable estimate of an independent third party contractor experienced in such remediation activity; and (iii) the condition present on the affected Interest or Property is of a nature which does not comport with petroleum industry standards or practices for such conditions prevailing in the same field or area. Buyer and Seller shall treat all information regarding any environmental conditions as confidential, whether Material Conditions or not, and shall not make any contact with any governmental authority or third party regarding same without written consent from the other party unless so required by applicable law.
                           If the aggregate amount of all agreed Material
                  Conditions exceeds three percent (3%) of the Base Purchase Price, subject to the provisions of Article 21, Seller may either (1) remedy the Material Condition(s) to a condition which reasonably complies with applicable environmental laws at Seller's own cost and expense or (2) agree with Buyer on an adjustment to the Base Purchase Price, which adjustment shall reflect the cost to remediate such Material Condition(s), but only to the extent of remediation required to comply with applicable federal, state or local law and in no event exceeding the Allocated Value of the affected Interest, or (3) remove that Interest from the Interests being conveyed and adjust the Base Purchase Price by the Allocated Value of the Interest removed.

                           In the event Seller declines to remediate the
                  condition or remove the Interest from Closing, and Seller and Buyer are unable to agree on an adjustment to the Purchase Price due to an asserted Material Condition prior to Closing, the affected

                  Interest shall be included in the Properties sold at Closing without a Purchase Price Adjustment and such dispute shall be resolved after Closing through the arbitration provisions of
                  Article 21. Agreed Material Conditions in an aggregate amount not exceeding three percent (3%) of the Base Purchase Price shall have no effect on this transaction and shall require no action by Seller either through remediation or Purchase Price adjustment.
                           If the total of all Base Purchase Price adjustments
                  due to agreed Material Conditions exceeds twenty percent (20%) of the total Base Purchase Price, Seller or Buyer may cancel this Agreement and have no further obligations to the other party hereunder except that Seller shall refund the performance deposit to Buyer without interest.
         14.2 Environmental Indemnities - AS TO THE INTERESTS CONVEYED TO BUYER AT CLOSING, BUYER AGREES TO ACCEPT ALL RESPONSIBILITY AND LIABILITY FOR THE ENVIRONMENTAL CONDITION OF THE INTERESTS, INCLUDING BUT NOT LIMITED TO, ALL EXISTING AND PROSPECTIVE CLAIMS, CAUSES OF ACTION, FINES, LOSSES, COSTS AND EXPENSES RELATED THERETO, REGARDLESS OF WHETHER SAME AROSE PRIOR TO OR SUBSEQUENT TO THE EFFECTIVE TIME, INCLUDING BUT NOT LIMITED TO COSTS TO CLEAN UP OR REMEDIATE, AND BUYER HEREBY AGREES TO RELEASE INDEMNITEES FROM ANY AND ALL LIABILITY AND RESPONSIBILITY THEREFORE AND AGREES TO INDEMNIFY, DEFEND, AND HOLD INDEMNITEES HARMLESS FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, FINES, EXPENSES, COSTS, LOSSES, AND LIABILITIES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND COURT COSTS) IN CONNECTION WITH THE ENVIRONMENTAL CONDITION OF THE INTERESTS.
                          NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT,

                  THIS SALE IS MADE ON AN "AS IS, WHERE IS" BASIS, AND BUYER RELEASES INDEMNITEES FROM ANY LIABILITY WITH RESPECT TO THE ENVIRONMENTAL CONDITION OF THE INTERESTS WHETHER OR NOT CAUSED BY OR ATTRIBUTABLE TO SELLER'S NEGLIGENCE OR OTHER FAULT OR RESPONSIBILITY. BUYER WAIVES ITS RIGHT TO RECOVER FROM INDEMNITEES AND FOREVER RELEASES AND DISCHARGES INDEMNITEES AND AGREES TO INDEMNIFY AND HOLD INDEMNITEES HARMLESS FROM ANY AND ALL DAMAGES, CLAIMS, LOSSES, LIABILITIES, PENALTIES, FINES, LIENS, JUDGMENTS, COSTS, AND EXPENSES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND COSTS), WHETHER DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THAT MAY ARISE ON ACCOUNT OF OR ARE IN ANY WAY RELATED TO THE ENVIRONMENTAL CONDITION OF THE INTERESTS.
         14.3     Disposal of Materials, Substances, and Wastes - Subject to the
                  ---------------------------------------------
                  above indemnity provisions, Buyer shall handle, transport, and dispose of and/or discharge any material, substance, or waste from the Interests or lands related thereto (including but not limited to produced water, drilling fluids, and other associated wastes), whether present before or after the Effective Time, in accordance with applicable environmental laws. Buyer shall keep records of the types, amounts, and location of materials, substances, and wastes which are transported, handled, discharged, released or disposed of on-site and off-site. When and if any lease, an interest in which has been assigned pursuant to this Agreement, is terminated, Buyer shall take whatever additional testing, assessment, closure, reporting, or remedial action with respect to the Interests that is necessary to (i) meet any local, state or federal requirements directed at protecting human health and the environment in effect at that time or

                  (ii) is necessary to restore the Interests to a condition which complies with applicable environmental laws.
                                   ARTICLE 15
15.      BUYER'S REPRESENTATIONS
         15.1 Intent of Acquisition - Buyer hereby represents that if, in the future, it should sell, transfer or otherwise dispose of the Interests or fractional undivided interests therein, Buyer will do so in compliance with any applicable federal and state securities laws.
         15.2     Information - Buyer represents that all information requested
                  -----------
                  by Buyer has been made available, that Buyer has been supplied with all of the additional information concerning the Interests that Buyer deemed necessary or appropriate as a prudent and knowledgeable purchaser to evaluate the Interests purchased and has satisfied itself as to the correctness of all information relating to the Interests. Buyer represents that it has performed due diligence on the Interests and performed all necessary tasks involved in evaluating the Interests, to the Buyer's complete satisfaction.
         15.3 Knowledge and Experience - Buyer represents that by reason of Buyer's knowledge and experience in the evaluation, acquisition, and operation of oil and gas properties, Buyer has evaluated the merits and risks of purchasing the Interests from Seller and has formed an opinion based solely upon Buyer's knowledge and experience.
         15.4 Closing - The representations set forth in this Article 15 shall be deemed to have been made at and as of the Closing.
                                   ARTICLE 16
16.      GAS IMBALANCES
         16.1     Seller's and Buyer's Respective Obligations - For those

                  Interests offered for sale which have cumulative gas imbalances, Seller represents, to the best of its knowledge, and Buyer acknowledges, that any such imbalances as detailed in Exhibit "D" were based upon either operator statements or Seller estimates. Seller makes no representation as to and disclaims any and all warranties regarding the accuracy of such statements or estimates. Buyer has or will have performed its own due diligence inquiry into the cumulative gas imbalances to Buyer's own satisfaction, has independently determined the actual cumulative gas balancing status of the Interests, and has made its decision to purchase the Interests solely in reliance upon Buyer's own investigation, subject only to the recourse provided for in this Article 16. Accordingly, from and after the Effective Time, any and all benefits, obligations, and liabilities associated with gas imbalances shall accrue to and be the responsibility of Buyer, irrespective of any subsequent discovery by either Buyer or Seller that the actual cumulative gas imbalance(s) relating to any of the Interests as of the Effective Time was other than that relied upon by either party in electing to purchase or sell. Buyer shall assume, indemnify and hold Seller harmless for Seller's actual overproduced or underproduced position in the Interests as of the Effective Time.
         16.2     Adjustment to Purchase Price - If Seller and Buyer determine
                  ----------------------------
                  on or before the issuance of the Final Settlement Statement that the actual aggregate gas imbalance as of the Effective Date is different than the aggregate gas imbalance reported in Exhibit "E", the Base Purchase Price shall be adjusted to compensate for the economic impact of the error or change.
                  For the purposes of this Section only, the value of such gas imbalance adjustment shall be calculated at a price of One Dollar (US $1.00) per net MCF. The Base Purchase price shall be reduced/increased at Closing by the adjustments for such gas imbalance changes due to errors or changes discovered prior to Closing. Adjustments for errors or changes discovered after Closing but prior to the expiration of 90 days after Closing shall be adjusted between the parties in the Final Settlement Statement. Neither party shall have any recourse other than that provided for in this Article 16 against the other for any changes in gas balancing rights or obligations as of the Effective Time in respect of the Interests conveyed herein, whether known or unknown, discoverable or undiscoverable.
                                   ARTICLE 17
17.      CASUALTY LOSS
         If prior to Closing any of the Interests are substantially damaged or destroyed by fire or other casualty ("Casualty Defect"), Seller shall notify Buyer promptly after Seller learns of such event. Seller shall have the right, but not the obligation, to cure any such Casualty Defect by repairing such damage or, in the case of personal property or fixtures, replacing the damaged Interests with equivalent items, no later than Closing. If any Casualty Defect exists at Closing, at Seller's option Buyer shall proceed to purchase the damaged interests, and the Purchase Price shall be reduced by the aggregate reduction in value of all affected Interests on account of such Casualty Defect. Notwithstanding anything to the contrary contained in this Article 17, Seller shall be entitled to retain all insurance proceeds and claims against other parties relating to any such Casualty Defect. For purposes of this provision, normal wear and tear shall not be considered a

         Casualty Defect.
                                   ARTICLE 18
18.      BROKER'S AND FINDER'S FEES
         Buyer and Seller represent and warrant to each other that it has incurred no liability, contingent or otherwise, for broker's or finder's fees in respect of this Agreement or the transactions contemplated hereby for which the other party shall have any responsibility whatsoever.

                                   ARTICLE 19
19.      NOTICES
         All communications between Buyer and Seller required or permitted under this Agreement shall be in writing, and any communication or delivery hereunder shall be deemed to have been fully made if actually delivered, by facsimile transmission, or if mailed by registered or certified mail, postage prepaid, to the address as set forth below:
         BUYER:                                SELLER:
         MAYNARD OIL COMPANY                   QUESTAR EXPLORATION AND
         8080 North Central Expressway         PRODUCTION COMPANY
         Suite 660                             1331 17th Street, Suite 300
         Dallas, TX 75206                      Denver, CO 80202
         Attention: Cassondra Foster           Attention: Jay Neese
         -----------------------------         ------------------------------

         FAX: (214) 891-8384                   FAX: (303) 672-6992

                                   ARTICLE 20
20.      DEFAULT
         In the event of any material default of Buyer prior to Closing under the terms and conditions of this Agreement, including but not limited to Buyer's absence at the designated time and place for Closing, Seller may retain the performance deposit under Article 2 as liquidated damages in addition to all of its other rights at law or in equity. Further, Seller shall be free immediately to sell the Interests to any third party without any restriction arising by reason of this Agreement. In the event of any material default of Seller prior to Closing under the terms and conditions of this Agreement, including but not limited to Seller's absence at the designated time and place for Closing, Buyer's sole remedy shall be the return of the performance deposit (without interest) under Article 2.
                                   ARTICLE 21
21.      ARBITRATION
                  If the parties are unable to agree prior to Closing as to either the existence of a Material Condition or a Title Defect, and/or as to the adjustment to the Purchase Price due to any asserted Material Condition or Title Defect, and Seller declines to exercise the other options available to it under the provisions of Sections 4.3 and 14.1, all such disputes shall be submitted to binding arbitration for resolution after closing, pursuant to the guidelines set forth by the American Arbitration Association (AAA) but without actually submitting the dispute to AAA for resolution. To the extent any provision of this agreement is inconsistent with AAA guidelines, the provisions of this Agreement shall control.
                  Arbitration may be commenced by either party by tendering a written request to the other party for appointment of an arbitrator. The Parties shall attempt to appoint a single arbitrator, but if they are unable to do so within ten (10) days after the request for appointment of an arbitrator is first made by a Party in writing, then each Party shall appoint one (1) arbitrator and the two (2) arbitrators so appointed shall select a third arbitrator, all of such arbitrators to be qualified by education, knowledge and experience to resolve the dispute or controversy. If either Party fails to appoint an arbitrator within twenty (20) days after the initial request for the appointment of an arbitrator is made by a Party in writing, or if the two (2) appointed arbitrators fail, within ten (10) days after the appointment of the second, to agree on a third arbitrator, then the arbitrator or arbitrators necessary to complete a board of three (3) arbitrators shall be appointed by the American Arbitration Association upon application by either Party therefore.
                  Within fifteen (15) days after the appointment of the third arbitrator, each Party shall furnish the arbitrators in writing with its statement of position regarding the issues being arbitrated. The arbitrators may, if they deem necessary, convene a hearing regarding the issues being arbitrated. Within thirty (30) days after the later of the appointment of the third arbitrator or the conclusion of the hearing, if one is held, the arbitrators shall notify the Parties in writing as to which of the two (2) positions submitted with respect to each issue being arbitrated is more consistent with the intent and meaning of this Agreement and which they therefore adopt and constitute as their decision. Such decision shall be binding on the Parties. Under no circumstances shall Buyer receive a post-closing Purchase Price adjustment for a Title Defect or Material Condition resolved by arbitration which exceeds the Allocated Value of the affected Interest. Enforcement of the award may be entered in any court having jurisdiction over the Parties. Each Party shall pay the expenses of the arbitrator selected by or for it, and its counsel, witnesses and employees. All other costs of arbitration shall be equally divided between the Parties.
                                   ARTICLE 22

22.      RENTAL, SHUT-IN, AND ROYALTY PAYMENT
         After Closing, Buyer will be responsible for the necessary payments of rentals, shut-in gas payments, and/or minimum royalties. Any payments made by Seller before closing which satisfy an obligation related to the Interests for a distinct period of time ending after the Effective Time, shall be prorated between Seller and Buyer as an adjustment to the Purchase Price either at Closing or in the Final Settlement statement.
                                   ARTICLE 23
23.      MISCELLANEOUS
         23.1 Entire Agreement - This Agreement and all Exhibits attached hereto and incorporated herein constitute the entire agreement between the parties. Any previous negotiations or communications between the parties are merged herein.
         23.2     Survival - This Agreement shall be binding upon and shall
                  --------
                  inure to the benefit of the undersigned, their successors, heirs, assigns and corporate successors and may be supplemented, altered, amended, modified, or revoked by writing only, signed by both parties. Except as otherwise specifically provided herein, this Agreement and the covenants, promises, releases, disclaimers, waivers, indemnities, and continuing obligations shall survive Closing.
         23.3 Choice of Law - THIS AGREEMENT AND ITS PERFORMANCE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF TEXAS.
         23.4 Assignment - This Agreement and the rights and obligations under this Agreement may not be assigned, prior to Closing, by either party without the prior written consent of the other party, and any such assignment made without such consent shall be void.

         23.5     No Admissions - Neither this Agreement, nor any part hereof,
                  -------------
                  nor any performance under this Agreement shall constitute or be construed as a finding, evidence of, or an admission or acknowledgment of any liability, fault, or past or present wrongdoing, or violation of any law, rule, regulation, or policy, by either Seller or Buyer or by their respective officers, directors, employees, or agents.
         23.6 Third-Party Beneficiaries - Neither this Agreement nor any performances hereunder by Seller or Buyer shall create any right, claim, cause of action, or remedy on behalf of any person not a party hereto.
         23.7     Public Communications - After Closing, either party may make
                  ---------------------
                  a press release or public communication concerning this transaction; provided, however, any such press release or public communication is subject to the other party's prior review and approval, which approval will not be unreasonably withheld. The communication of information regarding this transaction which is required of publicly-traded companies by statute, rule or regulation shall not require the approval of the other party.
         23.8 Headings - The headings of the Articles and Sections of this Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Agreement.
         23.9 Waiver - BUYER EXPRESSLY WAIVES THE PROVISIONS OF THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT OR ANY SIMILAR ACT UNDER ANY STATE OR FEDERAL LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.
"SELLER"                                       "BUYER"

QUESTAR EXPLORATION AND                        MAYNARD OIL COMPANY
PRODUCTION COMPANY



By: /s/ G. L. Nordloh                        By:  /s/ Glenn R. Moore
        ------------------------                  ------------------------------
        G. L. Nordloh                                 Glenn R. Moore
        President and Chief Executive Officer         President

EXHIBIT 'A'  Attached to an made a part of Purchase and Sale Agreement between
             Questar and Maynard oil
SCHEDULE OF INTERESTS AND ALLOCATOIN OF VALUE
SORTED BY FIELD THEN LEASE\ WELL NAME

SEQN      FIELD                LEASE                             CODE         RSV_CAT      RESERVOIR

42        ADDIS                COWDEN AA                         TX8782001    1PDP         ELLENBURGER
185       ADDIS                COWDEN AA 1                       TX8782001    3PBP         DEVONIAN
43        ADDIS                COWDEN, ELLIOTT F. D #4,#8        TX8783001    1PDP         STRAWN
44        ADDIS                CROSS G #1                        TX8782002    1PDP         ELLENBURGER
45        ADDIS                CROSS G #2                        TX8782004    1PDP         DEVONIAN
186       ADDIS                CROSS G 1                         TX8782004    3PBP         DEVONIAN
46        ADDIS                HENDERSON A                       TX8782005    1PDP         DEVONIAN
47        AMACKER-TIPPETT      WINDHAM, ELIZ. A/C 2 #3           TX8786002    1PDP         FUSSELMAN
48        AMACKER-TIPPETT      WINDHAM, ELIZ. A/C 3 #1           TX8786001    1PDP         DEVONIAN
49        AMACKER-TIPPETT      WINDHAM, ELIZ. A/C 3 #2           TX8786003    1PDP         DEVONIAN
50        AMROW                AMROW SWD 2                       TX8788001    1PDP         DEVONIAN
51        AMROW                BRUNSON, STANTON #1               TX8787002    1PDP         STRAWN
52        AMROW                BRUNSON, STANTON (2 & 4)          TX8787002    1PDP         DEVONIAN
53        AMROW                TERRELL #1 & #2                   TX8788003    1PDP         DEVONIAN
54        AMROW                TERRELL A #1                      TX8788004    1PDP         DEVONIAN
532       AMROW                WHITAKER B                        TX8788006    1PDP         DEVONIAN
55        AMROW                WHITAKER, R. B #1                 TX8790003    1PDP         STRAWN
212       B C                  AMOS 1                            TX3542001    1PDP         CANYON
56        B C                  LONG                              TX8791003    1PDP         CANYON
57        B C                  NEWTON #1                         TX8791004    1PDP         CANYON
223       BAKKE                BAKKE UNIT                        TX3607001    1PDP         WOLFCAMP/PENN
177       BALDRIDGE            CROOKED CREEK A ST                NM8670001    3PBP         MORROW
1         BALDRIDGE CANYON     CROOKED CREEK A STATE COM #1      NM8670001    1PDP         MORROW
202       BARSTOW              BARSTOW MILLER #1                 TX8792002    1PDP         ATOKA
176       BARSTOW              FULLER #1                         TX8792001    1PDP         FUSSELMAN
224       BAST                 BAST 1,2,4-17                     TX3572001    1PDP         CANYON/STRAWN
225       BAST                 BAST A 1-18                       TX3572004    1PDP         STRAWN
58        BAYVIEW              COWDEN, JERRY                     TX8905015    1PDP         SAN ANDRES MIDDLE
564       BAYVIEW WEST         COWDEN, JERRY                     TX8905015    2PNP         GLORIETA
60        BAYVIEW WEST         COWDEN, JERRY                     TX8905015    1PDP         GLORIETA
198       BLALOCK LAKE E       8102 JV-P CALVERLEY -23-          TX8800001    1PDP         WOLFCAMP
62        BLALOCK LAKE E       CALVERELY 6-24                    TX8800005    1PDP         WOLFCAMP
63        BLALOCK LAKE E       CALVERELY 7-24                    TX8800006    1PDP         WOLFCAMP
64        BLALOCK LAKE E       CALVERELY 9-24                    TX8800007    1PDP         WOLFCAMP
61        BLALOCK LAKE E       CALVERLEY 5-24                    TX8800004    1PDP         WOLFCAMP
65        BLALOCK LAKE E       CALVERLEY B                       TX8800008    1PDP         WOLFCAMP
535       BLALOCK LAKE E       CALVERLEY B (E/2 SEC 14 DEV) #2   TX8800008    5PRB         WOLFCAMP
200       BLALOCK LAKE E       JV-P URC #1                       TX8800016    1PDP         WOLFCAMP
66        BLALOCK LAKE S       CALVERLEY 1-23A                   TX8800003    1PDP         WOLFCAMP
199       BLALOCK LAKE S       JV-P URC "A" #1                   TX8800015    1PDP         WOLFCAMP
205       BLALOCK LAKE S       JV-P URC "A" #2                   TX8800017    1PDP         WOLFCAMP
500       BLALOCK LAKE, E      CALVERLEY B (E/2 DEV) #1          TX8800008    5PRB         WOLFCAMP
67        BLOCK 12             UNIVERSITY 12-E #1                TX8802005    1PDP         7170 CLEARFORK
68        BLOCK 12             UNIVERSITY 12-E #5                TX8802005    1PDP         WOLFCAMP
572       BLOCK 12             UNIVERSITY 12-F                   TX8802008    1PDP         YATES /SH/ SD/
573       BLOCK 12             UNIVERSITY 12-F                   TX8802007    1PDP         YATES /SH/ SD/
69        BLOCK 12             UNIVERSITY 12-F #1,#4             TX8802010    1PDP         7170 CLEARFORK
71        BLOCK 31             UNIVERSITY H                      TX8803003    1PDP         DEVONIAN
72        BROWN                BROWN /GLORIETA/ UNIT             TX8809025    1PDP         6030
74        BROWN                JONES ESTATE A & JONES EST.       TX8810008    1PDP         WICHITA ALBANY
75        BROWN-BASSETT        MARTIN, MAYME K. UNIT #1L         TX8808001    1PDP         ELLENBURGER
76        BROWN-BASSETT        MARTIN, MAYME K. UNIT #2          TX8808002    1PDP         STRAWN
234       BRUNSON RANCH        BRUNSON 1                         TX3560001    1PDP         ATOKA
3         CATCLAW DRAW         CATCLAW DRAW UNIT #13             NM8671012    1PDP         MORROW
2         CATCLAW DRAW         CATCLAW DRAW UNIT #1Y             NM8671013    1PDP         MORROW
40        CATCLAW DRAW EAST    CACTUS STATE                      NM8671011    1PDP         DELAWARE
4         CHAVEROO NORTH       ROBERTS #1                        NM8672001    1PDP         CANYON
77        CHENOT               EL WEDO #3                        TX8815001    1PDP         WOLFCAMP
78        CHENOT               EL WEDO #4                        TX8815002    1PDP         WOLFCAMP
538       CHENOT               EL WEDO #5 (PUD W. OFFSET #4)                  4PUD         WOLFCAMP
79        CHENOT               EL WEDO A #4                      TX8816001    1PDP         WOLFCAMP
80        CHENOT               EL WEDO A #6                      TX8816002    1PDP         WOLFCAMP
196       COBRA                CALVERLEY 1                       TX8800014    1PDP         WOLFCAMP SERIES
499       COBRA                CALVERLEY 2 (SW OFFSET)           TX8800014    4PUD         WOLFCAMP SERIES
81        CONCHO BLUFF NORTH   SLATOR                            TX8817P01    1PDP         QUEEN
540       CONCHO BLUFF NORTH   SLATOR #9 (PUD)                   TX8817P01    4PUD         QUEEN
5         CORBIN               STATE 35 #1                       NM8673001    1PDP         ABO
6         CORBIN               STATE 35 #4                       NM8673004    1PDP         QUEEN
7         CORBIN SOUTH         UNCLE SAM #1                      NM8674001    1PDP         MORROW
188       COWDEN SOUTH         COWDEN GRAYBURG PROB 1-4                       5PRB         GRAYBURG
189       COWDEN SOUTH         COWDEN GRAYBURG PROB 5-8                       5PRB         GRAYBURG
190       COWDEN SOUTH         COWDEN GRAYBURG PROB 9-12                      5PRB         GRAYBURG
569       COWDEN SOUTH         COWDEN SOUTH WORKOVERS                         3PBP         CANYON 8790
82        COWDEN SOUTH         COWDEN, ELLIOTT F. D #3,#6        TX8819001    1PDP         CANYON 8790
83        COWDEN SOUTH         COWDEN, ELLIOTT F. F #3 SWD       TX8819001    1PDP         CANYON 8790
84        COWDEN SOUTH         COWDEN, W.E. B  #1,#2             TX8819005    1PDP         CANYON 8790
85        COWDEN SOUTH         COWDEN, W.E. D #1                 TX8819007    1PDP         CANYON 8790
86        COWDEN SOUTH         COWDEN, W.E. E #1                 TX8819008    1PDP         CANYON 8790
88        COWDEN SOUTH         FOSTER -AA-                       TX8818002    1PDP         CANYON 8900
87        COWDEN SOUTH         FOSTER 11-C #1                    TX8818001    1PDP         CANYON 8900
90        COWDEN SOUTH         HENDERSON, W. B. C #2,#4          TX8819009    1PDP         CANYON 8790
91        COWDEN SOUTH         HENDERSON, W. B. D #1             TX8819011    1PDP         CANYON 8790
89        COWDEN SOUTH         HENDERSON,W.B.UNIT B #1,#2        TX8819012    1PDP         CANYON 8790
92        COWDEN SOUTH         KAYSER, EVA B 4                   TX8819014    1PDP         CANYON 8790
93        COWDEN SOUTH         KAYSER, EVA B 5                   TX8819015    1PDP         CANYON 8790
97        COWDEN SOUTH         LONGBOTHAM UNIT #1                TX8819020    1PDP         CANYON 8790
98        COWDEN SOUTH         LONGBOTHAM UNIT #2                TX8819021    1PDP         CANYON 8900
94        COWDEN SOUTH         LONGBOTHAM, CORA A #6             TX8819016    1PDP         CANYON 8790
95        COWDEN SOUTH         LONGBOTHAM, CORA B #5             TX8819018    1PDP         CANYON 8790
96        COWDEN SOUTH         LONGBOTHAM, CORA, C #3            TX8819019    1PDP         CANYON 8790
99        COWDEN SOUTH         MOSS -G-                          TX8862010    1PDP         CANYON 8790
101       COWDEN SOUTH         MOSS, PAUL D #2,#4                TX8819025    1PDP         CANYON 8790
100       COWDEN SOUTH         MOSS, PAUL, B #6                  TX8819023    1PDP         CANYON 8790
562       COWDEN SOUTH         WATERFLOOD - CANYON  NE  PRB                   5PRB         CANYON 8790
187       COWDEN SOUTH         WATERFLOOD - CANYON  SW  PRB                   5PRB         CANYON 8790
8         CROSSROADS WEST      SE FEDERAL G #1                   NM8675001    1PDP         DEVONIAN
9         CUSTER               STATE B COM #2                    NM8676001    1PDP         ELLENBURGER
10        CUSTER               STATE B COM #2                    NM8676001    1PDP         DEVONIAN
233       DESPERADO            BROOKS 1-30                       TX3535001    1PDP         ATOKA
102       DIAMOND -M-          LION DIAMOND M UNIT B-10          TX8821001    1PDP         CANYON LIME AREA
73        EDMONSON             JONES BC #1                       TX8807002    1PDP         SAN ANDRES
11        EUMONT               R. H. HOUSTON JR. #1              NM8678001    1PDP         YATES SEVEN RIVERS QUEEN
12        EUNICE MONUMENT      R. H. HUSTON, JR #2               NM8679001    1PDP         GRAYBURG SAN ANDRES
13        EUNICE MONUMENT      R. H. HUSTON, JR #3               NM8679002    1PDP         GRAYBURG SAN ANDRES
14        EUNICE MONUMENT      R. H. HUSTON, JR #4               NM8679003    1PDP         GRAYBURG SAN ANDRES
103       FLYING DOVE          KCM #2                            TX8823001    1PDP         MISSISSIPPIAN
104       G-M-K SOUTH          JAMESON                           TX8831005    1PDP         SAN ANDRES
105       GOLDSMITH            DEPCO-SLATOR 24 #1                TX8832001    1PDP         CLEAR FORK 5600
111       GOLDSMITH            FOREST-SLATOR 26                  TX8832002-6  1PDP         CLEAR FORK 5600
568       GOLDSMITH            GOLDSMITH FIELD WORKOVERS                      3PBP         CLEAR FORK 5600
112       GOLDSMITH            MONCRIEF-TXL -35-                 TX8832007    1PDP         CLEAR FORK 5600
195       GOLDSMITH            PHILLIPS TEX 23A-2 PUD            TX8832015    4PUD         CLEAR FORK 5600
113       GOLDSMITH            PHILLIPS-SLATOR 24 #1             TX8832009    1PDP         CLEAR FORK 5600
114       GOLDSMITH            PHILLIPS-TXL 23 #1                TX8832016    1PDP         CLEAR FORK 5600
115       GOLDSMITH            PHILLP SLTR 26 & 26A              TX8832013    1PDP         CLEAR FORK 5600
175       GOLDSMITH            PHILLP TEX 23-1R                  TX8832014    1PDP         CLEAR FORK 5600
116       GOLDSMITH            PHILLP TEX 23A-1                  TX8832015    1PDP         CLEAR FORK 5600
117       GOMEZ                RIGGS A #1                        TX8833001    1PDP         ELLENBURGER
119       GRAND OLD OPLIN      RUTLAND, STEVE #1,#2              TX8834009    1PDP         GRAY
120       HARRIS               WHARTON UNIT 1-A                  TX8838011    1PDP         5965
15        HAT MESA             HAT MESA COM #1                   NM8680001    1PDP         MORROW
121       HOWARD GLASSCOCK     REED D #1 - #4                    TX8840005    1PDP         CLEAR FORK MIDDLE
122       JO-MILL              CANON-WHATLEY 1&2                 TX8841001    1PDP         SPRABERRY
510       JO-MILL              CLAYTON & JOHNSON                 TX8852002    1PDP         SPRABERRY
16        KENNEDY FARMS        BERRY EE COM                      NM8681001    1PDP         ATOKA
571       LAKE TRAMMEL WEST    FRYMIRE WATERFLOOD UNIT           TX3563001    1PDP         CANYON
522       LEE HARRISON         BALDRIDGE                         TX8847001    1PDP         CLEAR FORK
523       LEE HARRISON         BALDRIDGE  A                                   1PDP         CLEAR FORK
521       LEE HARRISON         MCWHIRTER                         TX8847003    1PDP         CLEAR FORK
520       LEE HARRISON         STENNETT                          TX8847005    1PDP         CLEAR FORK
524       LEE HARRISON         STENNETT                          TX8847004    1PDP         CLEAR FORK
282       LEVELLAND NE         JOHNSON                           TX3601001    1PDP         STRAWN
299       LEVELLAND NE         RAILSBACK                         TX3602001    1PDP         STRAWN
307       LEVELLAND NE         TUNNELL                           TX3603001    1PDP         STRAWN
123       LITTLE JOE           UNIVERSITY 36 #1                  TX8849003    1PDP         DELAWARE
563       LITTLE JOE           UNIVERSITY 37  #3                 TX8849008    3PBP         DELAWARE
124       LITTLE JOE           UNIVERSITY 37  1-3                TX8849008    1PDP         DELAWARE
496       LOVINGTON NORTHEAST  PENNZOIL STATE                    NM1418001    1PDP         PENNSYLVANIAN
495       LOVINGTON NORTHEAST  PENNZOIL STATE                    NM1418001    1PDP         PENNSYLVANIAN
494       LOVINGTON NORTHEAST  PENNZOIL STATE                    NM1418001    1PDP         PENNSYLVANIAN
125       LOWE                 FASKEN BLOCK BA #1                TX8851001    1PDP         ATOKA
193       MALJAMAR             STATE 35 #3 (QUEEN PBP)           NM8673005    3PBP         QUEEN
197       MALJAMAR             STATE 35 #5                       NM8682001    1PDP         GRAYBURG SAN ANDRES
536       MALJAMAR             STATE 35 #5 (QUEEN PBP)           NM8682001    3PBP         GRAYBURG SAN ANDRES
537       MALJAMAR             STATE 35 #6 (QUEEN PBP)                        3PBP         GRAYBURG SAN ANDRES
511       MEANS  N             FLYING  N                         TX8855001    1PDP         QUEEN SAND
126       MER-MAX              UMPHRESS, C F (1,2,3)             TX8858001    1PDP         MISSISSIPPIAN
127       MESA GRANDE          ALLISON #1                        TX8859001    1PDP         LEONARD
246       METZ                 CONNELL A.B.                      TX3614001    1PDP         WICHITA ALBANY
247       METZ EAST            CONNELL A.B. C                    TX3614003    1PDP         ELLENBERGER
503       MOSS                 MOSS  PAUL                        TX8862010    1PDP         GRAYBURG
534       MYRTLE W             PATTERSON                         TX3566001    1PDP         STRAWN
315       NADINE EAST          CARTER #1 (PET-TECH)              NM3626001    1PDP         ABO
300       NELSON SOUTH         SCARBOROUGH 1-7                   TX3568001    1PDP         WICHITA ALBANY
132       NIX SOUTH            LOCKHART & BROWN 14               TX8864001    2PNP         7390
133       NIX SOUTH            LOCKHART & BROWN 17-B             TX8864004    1PDP         7390
136       NOLLEY               NORMAN #5U                        TX8866001    1PDP         WOLFCAMP
134       NORMAN               HUNT-COPE                         TX8865001    1PDP         DEVONIAN
135       NORMAN               NORMAN #1 & #8                    TX8865002    1PDP         DEVONIAN
509       OLD COLONY           DAVIS                             TX8869001    1PDP         L CLEARFORKOWER
533       OLD COLONY           DAVIS A                           TX8869002    1PDP         L. CLEARFORKOWER
271       PARSONS              CUNNINGHAM 1-11                   TX3548001    1PDP         ELLENBERGER
272       PARSONS              CUNNINGHAM 2-11                   TX3548002    1PDP         STRAWN
297       PARSONS              PARSONS 1,2-110                   TX3548003    1PDP         ELLENBERGER
137       POWELL               POWELL 32A 3 & 5                  TX8871002    1PDP         PENN SAND
529       PRENTICE             PRENTICE NORTHEAST UNIT           TX8872001    1PDP         6700R FORK UPPER
138       PROBANDT             RICHEY 43A #7                     TX8919001    1PDP         CANYON
525       PUCKETT  EAST        MITCHELL-E                        TX8873001    1PDP         STRAWN
526       PUCKETT  EAST        MITCHELL-J                        TX8873002    1PDP         STRAWN
527       PUCKETT  EAST        MITCHELL-N                        TX8873003    1PDP         STRAWN
530       PURE-BEAN            PURE-VAUGHN                       TX8897017    1PDP         QUEEN-SAN ANDRES
528       PURE-BEAN SOUTH      PEARSON PAUL                      TX8897004    1PDP         SAN ANDRES
531       PURE-BEAN SOUTH      PEARSON PAUL                                   1PDP         SAN ANDRES
139       REEVES               REEVES UNIT                       TX8874001    1PDP         SAN ANDRES
201       RHODA WALKER         UNIVERSITY 18-19                  TX8898007    1PDP         CANYON 5900
539       RHODA WALKER         UNIVERSITY 18-19 #2                            4PUD         CANYON 5900
506       RIDGE SOUTH          BELLE ANNA                        TX8877001    1PDP         CLEAR FORK
507       RIDGE SOUTH          BELLE ANNA  B                     TX8877007    1PDP         CLEAR FORK
140       RIDGE SOUTH          PRICE                             TX8877021    1PDP         CLEAR FORK
487       ROGERS RANCH         ROGERS R. M. ESTATE               TX3546001    1PDP         CONGLOMERATE
516       ROPES                ROPES CANYON REEF UNIT            TX8878001    1PDP         PENNSYLVANIAN
517       ROPES  WEST          WHALEY  BEECHER                   TX8879001    1PDP         CISCO SAND
141       SAWYER               BAKER, ROY 15 #1                  TX8880001    1PDP         CANYON
203       SAWYER               BAKER, ROY 15-16                  TX8880008    1PDP          CANYON
142       SAWYER               BAKER, ROY 16 #2                  TX8880002    1PDP         CANYON
143       SAWYER               BAKER, ROY 17 #6                  TX8880003    1PDP         CANYON
204       SAWYER               BAKER, ROY 17-15                  TX8880009    1PDP         CANYON
144       SAWYER               FRIEND -4- #1                     TX8880004    1PDP         CANYON
145       SAWYER               MITCHELL 1-3                      TX8880005    1PDP         CANYON
146       SAWYER               MITCHELL 8 #2                     TX8880006    1PDP         CANYON
147       SAWYER               PHILLIPS 7 #3                     TX8880007    1PDP         CANYON
206       SAWYER               PHILLIPS 7-1                      TX8880011    1PDP         CANYON
207       SAWYER               PHILLIPS 7-2                      TX8880012    1PDP         CANYON
17        SCHARB               PEOPLES 32 STATE #1               NM8684001    1PDP         WOLFCAMP
18        SCHARB               PEOPLES 33 STATE #1               NM8684002    1PDP         WOLFCAMP
19        SCHARB               SCHARB 4 #1                       NM8685001    1PDP         BONE SPRINGS
24        SCHARB               SCHARB 9 #2                       NM8685002    1PDP         BONE SPRINGS
513       SEAGRAVES  SOUTH     GRIMES                            TX8882001    1PDP         SAN ANDRES
30        SHUGART NORTH        ALLIED 7 FED. #1                  NM8686001    1PDP         BONE SPRING
31        SHUGART NORTH        ALLIED 7 FED. #2                  NM8686002    1PDP         BONE SPRING
32        SHUGART NORTH        ALLIED 7 FED. #3                  NM8686003    1PDP         BONE SPRING
33        SHUGART NORTH        ALLIED 7 FED. #4                  NM8686004    1PDP         BONE SPRING
34        SHUGART NORTH        ROCHE FEDERAL #1                  NM8686006    1PDP         BONE SPRING
35        SHUGART NORTH        ROCHE FEDERAL #2                  NM8686007    1PDP         BONE SPRING
36        SHUGART NORTH        ROCHE FEDERAL #4                  NM8686008    1PDP         BONE SPRING
149       SODA LAKE            PRUETT, T. B. ET AL, GU #3        TX8884001    1PDP         FUSSELMAN
150       SPRABERRY            BILLINGTON, HARRY #1,#2           TX8908003    1PDP         TREND AREA
158       SPRABERRY            POWELL R. V. ETAL                 TX8908016    1PDP         TREND AREA/SD/
151       SPRABERRY            POWELL, R V 1                     TX8908004    1PDP         TREND AREA CL. FK.
159       SPRABERRY            WINKLEMAN, BEN                    TX8908014    1PDP         TREND AREA
565       SPRABERRY TREND AREA BUCKNER #5 NE/NE SEC 17 (PUD)     TX3576P01    4PUD         SPRABERRY
566       SPRABERRY TREND AREA BUCKNER #6 NE/SE SEC 17 (PUD)     TX3576P01    4PUD         SPRABERRY
235       SPRABERRY TREND AREA BUCKNER 1,2,3,4                   TX3576P01    1PDP         SPRABERRY
301       SPRABERRY TREND AREA SCHWERTNER 2,3                    TX3576005    1PDP         SPRABERRY
567       SPRABERRY TREND AREA SCHWERTNER DANIEL #4  NE/SW SEC 8 TX3576005    4PUD         SPRABERRY
160       SUNILAND             SUNILAND FIELD UNIT               TX8891001    1PDP         3800
162       T X L                SCHARBAUER-EIDSON -B-             TX8894007    1PDP         TUBB
163       T X L                TXL SOUTH UNIT                    TX8894008    1PDP         TUBB
570       T X L                TXL SOUTH UNIT (WTR FLOOD)  PUD   TX8894008    4PUD         TUBB
208       TEX-MEX SE           ALLEY 1                           TX3626042    1PDP         WICHITA ALBANY
209       TEX-MEX SE           ALLEY 1,2,3,4                     TX3626043    1PDP         CLEARFORK
211       TEX-MEX SE           ALLEY 5  NE/4 SEC 2 (PUD)                      4PUD         WICHITA ALBANY
210       TEX-MEX SE           ALLEY B 1                         TX3626047    1PDP         WICHITA ALBANY
213       TEX-MEX SE           ANDREWS 1                         TX3626048    1PDP         WICHITA ALBANY
214       TEX-MEX SE           ANDREWS A 1                       TX3626049    1PDP         WICHITA ALBANY
215       TEX-MEX SE           BAILEY 1                          TX3626029    1PDP         WICHITA ALBANY & CLEARFORK
216       TEX-MEX SE           BAILEY 2                          TX3626030    1PDP         WICHITA ALBANY & CLEARFORK
217       TEX-MEX SE           BAILEY 3                          TX3626031    1PDP         CLEARFORK
218       TEX-MEX SE           BAILEY 3;;                        TX3626031    3PBP         WICHITA ALBANY
219       TEX-MEX SE           BAILEY 4                          TX3626032    1PDP         WICHITA ALBANY
221       TEX-MEX SE           BAILEY 5                          TX3626069    1PDP         WICHITA ALBANY
576       TEX-MEX SE           BAILEY 5  PBP (CLFK)              TX3626069    3PBP         WICHITA ALBANY
541       TEX-MEX SE           BAILEY LOC A NW/SW SEC 1  PUD                  4PUD         WICHITA ALBANY
222       TEX-MEX SE           BAILEY LOC B  SE/NE SEC 1                      4PUD         WICHITA ALBANY
542       TEX-MEX SE           BAILEY LOC C SW/NW SEC 1  PUD                  4PUD         WICHITA ALBANY
226       TEX-MEX SE           BLEVINS 1                         TX3626033    1PDP         SAN ANDRES
227       TEX-MEX SE           BLEVINS 2                         TX3626034    1PDP         WICHITA ALBANY
316       TEX-MEX SE           BLEVINS 3                         TX3626066    1PDP         WICHITA ALBANY
317       TEX-MEX SE           BLEVINS 3;;                       TX3626066    3PBP         SAN ANDRES
230       TEX-MEX SE           BLEVINS LOC A  NE/NE SEC 8                     4PUD         SAN ANDRES
229       TEX-MEX SE           BLEVINS LOC H  SE/NE SEC 8                     4PUD         SAN ANDRES
232       TEX-MEX SE           BRADFORD B #2  NW/SW SEC 10  PUD  TX3626050    4PUD         WICHITA ALBANY
231       TEX-MEX SE           BRADFORD B1-10                    TX3626050    1PDP         WICHITA ALBANY & CLEARFORK
236       TEX-MEX SE           CATON 1                           TX3626035    1PDP         WICHITA ALBANY
237       TEX-MEX SE           CATON 1;;                         TX3626035    3PBP         SAN ANDRES
238       TEX-MEX SE           CATON 2                           TX3626036    1PDP         WICHITA ALBANY & CLEARFORK
239       TEX-MEX SE           CATON B 1                         TX3626005    1PDP         WICHITA ALBANY
240       TEX-MEX SE           CITIES SER 1                      TX3626007    1PDP         WICHITA ALBANY
241       TEX-MEX SE           CITIES SER 2                      TX3626008    1PDP         WICHITA ALBANY
242       TEX-MEX SE           CITIES SER 2;;                    TX3626008    3PBP         SAN ANDRES
243       TEX-MEX SE           CITIES SER 3                      TX3626009    1PDP         WICHITA ALBANY
244       TEX-MEX SE           CITIES SER 3;;                    TX3626009    3PBP         SAN ANDRES
245       TEX-MEX SE           CITIES SER A 1                    TX3626010    1PDP         WICHITA ALBANY
248       TEX-MEX SE           CRUMP A 1                         TX3626011    1PDP         WICHITA ALBANY & CLEARFORK
249       TEX-MEX SE           CRUMP A 2                         TX3626012    1PDP         WICHITA ALBANY
250       TEX-MEX SE           CRUMP A 3                         TX3626012    1PDP         WICHITA ALBANY
251       TEX-MEX SE           CRUMP A 4                         TX3626013    1PDP         SAN ANDRES
252       TEX-MEX SE           CRUMP A 5                         TX3626014    1PDP         SAN ANDRES
253       TEX-MEX SE           CRUMP A 6                         TX3626001    1PDP         SAN ANDRES
254       TEX-MEX SE           CRUMP A 7                         TX3626023    1PDP         SAN ANDRES
255       TEX-MEX SE           CRUMP A 8                         TX3626024    1PDP         SAN ANDRES
256       TEX-MEX SE           CRUMP A LOC A  NE/NE SEC 9  PUD                4PUD         WICHITA ALBANY
575       TEX-MEX SE           CRUMP A LOC A  NE/NE SEC 9  PUD SA             4PUD         SAN ANDRES
257       TEX-MEX SE           CRUMP A LOC D  NE/NW SEC 9  PUD                4PUD         WICHITA ALBANY
258       TEX-MEX SE           CRUMP A LOC F  NW/NE SEC 9  PUD                4PUD         WICHITA ALBANY
259       TEX-MEX SE           CRUMP B 1                         TX3626041    1PDP         WICHITA ALBANY
260       TEX-MEX SE           CRUMP B 1;;                       TX3626041    3PBP         SAN ANDRES
261       TEX-MEX SE           CRUMP B 2                         TX3626027    1PDP         WICHITA ALBANY
262       TEX-MEX SE           CRUMP B 2;;                       TX3626027    3PBP         SAN ANDRES
263       TEX-MEX SE           CRUMP B 3                         TX3626028    1PDP         WICHITA ALBANY
264       TEX-MEX SE           CRUMP B 4                         TX3626018    1PDP         WICHITA ALBANY & CLEARFORK
265       TEX-MEX SE           CRUMP B LOC K  NE/SW SEC 9                     4PUD         SAN ANDRES
266       TEX-MEX SE           CRUMP B LOC L  NW/SW SEC 9                     4PUD         SAN ANDRES
267       TEX-MEX SE           CRUMP C 1                         TX3626019    1PDP         WICHITA ALBANY
268       TEX-MEX SE           CRUMP C 2                         TX3626025    1PDP         SAN ANDRES
269       TEX-MEX SE           CRUMP C LOC A SW/NW SEC 9  PUD    TX3626019    4PUD         WICHITA ALBANY
270       TEX-MEX SE           CRUMP C LOC D  NW/NW SEC 9        TX3626019    4PUD         SAN ANDRES
273       TEX-MEX SE           DUNBAR A 1-24                     TX3550001    1PDP         WICHITA ALBANY
274       TEX-MEX SE           DUNBAR F. 1,2,3                   TX3550002    1PDP         SAN ANDRES
275       TEX-MEX SE           GOINS 1                           TX3626051    1PDP         WICHITA ALBANY & TUBB
318       TEX-MEX SE           GOINS 2                           TX3626067    1PDP         WICHITA ALBANY & TUBB
319       TEX-MEX SE           GOINS 3                           TX3626068    1PDP         WICHITA ALBANY
554       TEX-MEX SE           GOINS 3  TUBB  (PBP)              TX3626068    3PBP         WICHITA ALBANY
547       TEX-MEX SE           GOINS 4  SE/NW SEC 18  PUD                     4PUD         WICHITA ALBANY
551       TEX-MEX SE           GOINS 5  SW/SW SEC 18  PUD                     4PUD         WICHITA ALBANY
552       TEX-MEX SE           GOINS 6  NW/SW SEC 18  PUD                     4PUD         WICHITA ALBANY
276       TEX-MEX SE           HANCOCK 1, 2, 3                   TX3626052    1PDP         WICHITA ALBANY & TUBB
320       TEX-MEX SE           HANCOCK 4 (PET TECH)              TX3626071    1PDP         WICHITA ALBANY
548       TEX-MEX SE           HANCOCK 5  NW/SW SEC 23 (PUD)                  4PUD         WICHITA ALBANY
549       TEX-MEX SE           HANCOCK 6  NW/NW SEC 23 (PUD)                  4PUD         WICHITA ALBANY
550       TEX-MEX SE           HANCOCK 7  NE/SE SEC 23 (PUD)                  4PUD         WICHITA ALBANY
277       TEX-MEX SE           HARLOW 1                          TX3626055    1PDP         WICHITA ALBANY
559       TEX-MEX SE           HILL #1 TUBB (PBP)                TX3626056    3PBP         WICHITA ALBANY
278       TEX-MEX SE           HILL 1,2,3                        TX3626056    1PDP         WICHITA ALBANY
553       TEX-MEX SE           HILL 4  NW/SW SEC 18  PUD                      4PUD         WICHITA ALBANY
326       TEX-MEX SE           HILL A #1                         TX3626077    1PDP         WICHITA ALBANY
560       TEX-MEX SE           HILL A #1 TUBB (PBP)              TX3626077    3PBP         WICHITA ALBANY
279       TEX-MEX SE           INGLER 1 & 2                      TX3626059    1PDP         WICHITA ALBANY
280       TEX-MEX SE           INGLER 1;                         TX3626059    3PBP         CLEARFORK
327       TEX-MEX SE           JAMES #1                          TX3626078    1PDP         CLEARFORK
283       TEX-MEX SE           LANDRETH 1                        TX3626020    1PDP         WICHITA ALBANY
284       TEX-MEX SE           LANDRETH 1;;                      TX3626020    3PBP         CLEARFORK
285       TEX-MEX SE           LANDRETH 2                        TX3626037    1PDP         WICHITA ALBANY
286       TEX-MEX SE           LANDRETH 3                        TX3626038    1PDP         WICHITA ALBANY & CLEARFORK
287       TEX-MEX SE           LANDRETH 3;;                      TX3626038    3PBP         SAN ANDRES
288       TEX-MEX SE           LANDRETH 4                        TX3626039    1PDP         WICHITA ALBANY
289       TEX-MEX SE           LANDRETH 4;;                      TX3626039    3PBP         SAN ANDRES
290       TEX-MEX SE           LANDRETH 5                        TX3626022    1PDP         WICHITA ALBANY
543       TEX-MEX SE           LANDRETH 7 SW/SW SEC 2  PUD                    4PUD         WICHITA ALBANY
544       TEX-MEX SE           LANDRETH 8  NW/NW SEC 2  PUD                   4PUD         WICHITA ALBANY
292       TEX-MEX SE           LANDRETH LOC N  SE/SW SEC 2                    4PUD         SAN ANDRES
291       TEX-MEX SE           LANDRETH LOC O  SW/SE SEC 2       TX3626020    4PUD         SAN ANDRES
574       TEX-MEX SE           LANDRETH LOC P  SE/SE SEC 2  PUD SA            4PUD         SAN ANDRES
293       TEX-MEX SE           LEWALLEN 1 & 2                    TX3626061    1PDP         WICHITA ALBANY
294       TEX-MEX SE           LEWALLEN 1;                       TX3626061    3PBP         SAN ANDRES
295       TEX-MEX SE           LEWALLEN 2;                       TX3626061    3PBP         SAN ANDRES
322       TEX-MEX SE           MOOERS #2                         TX3626072    1PDP         WICHITA ALBANY
555       TEX-MEX SE           MOOERS #2  TUBB (PBP)             TX3626072    3PBP         WICHITA ALBANY
323       TEX-MEX SE           MOOERS #3                         TX3626073    1PDP         WICHITA ALBANY
556       TEX-MEX SE           MOOERS #3 TUBB (PBP)              TX3626073    3PBP         WICHITA ALBANY
324       TEX-MEX SE           MOOERS #4                         TX3626074    1PDP         WICHITA ALBANY
557       TEX-MEX SE           MOOERS #4 TUBB  (PBP)             TX3626074    3PBP         WICHITA ALBANY
325       TEX-MEX SE           MOOERS #5                         TX3626075    1PDP         WICHITA ALBANY
558       TEX-MEX SE           MOOERS #5 TUBB  (PBP)             TX3626075    3PBP         WICHITA ALBANY
545       TEX-MEX SE           MOOERS #6  SE/SE SEC 23  PUD                   4PUD         WICHITA ALBANY
546       TEX-MEX SE           MOOERS #7  SE/SW SEC 23  PUD                   4PUD         WICHITA ALBANY
296       TEX-MEX SE           MOOERS 1-23                       TX3626062    1PDP         WICHITA ALBANY
304       TEX-MEX SE           TERRY 1-11                        TX3626063    1PDP         WICHITA ALBANY
305       TEX-MEX SE           TERRY 2-11                        TX3626064    1PDP         SAN ANDRES
561       TEX-MEX SE           WATERFLOOD  TUBB                               4PUD         WICHITA ALBANY
308       TEX-MEX SE           WATERFLOOD - SAN ANDRES  PUD                   4PUD         SAN ANDRES
309       TEX-MEX SE           WELTMER 1-14                      TX3550005    1PDP         WICHITA ALBANY
312       TEX-MEX SE           YOUNG U. 1-6                      TX3626065    1PDP         WICHITA ALBANY
161       TRES AMIGOS          NESTE CURRIE #2                   TX8893002    1PDP         STRAWN
281       TRI RUE              JOHN-V B1,2,3,6                   TX3578004    1PDP         PENN REEF
302       TRI RUE              SIRATT 1-156                      TX3579001    1PDP         PENN REEF
498       TXL                  MILLARD                           TX8894003    1PDP         TUBB
311       VINCENT NORTH        WOLF 1-30                         TX3580001    1PDP         CANYON REEF
504       W E R                HARRIS                                         1PDP         CLEAR FORK UPPER
165       W E R                HARRIS, NELLIE W.                 TX8902014    1PDP         CLEARFORK
166       WAR-WINK SOUTH       UNIVERSITY 18-19                  TX8898003    1PDP         WOLFCAMP
167       WAR-WINK SOUTH       UNIVERSITY 18-20                  TX8898006    1PDP         WOLFCAMP
168       WASSON NE            WASSON NORTH CLEARFORK UNIT       TX8899001    1PDP         CLEAR FORK
169       WASSON NE            WILLARD 741                       TX8900001    1PDP         CLEAR FORK
170       WELCH                WEST WELCH UNIT                   TX8901001    1PDP         5000
497       WELLMAN              COTTON A                          TX1413103    1PDP         FUSSELMAN
310       WHEELER              WHEELER 1-7                       TX3551001    1PDP         FUSSELMAN
41        WILSON               WILSON DEEP UNIT #1               NM8688001    1PDP         MORROW
303       WORSHAM BAYER        STATE OF TEXAS                    TX1018001    1PDP         DEVONIAN
171       WYNNE                COWDEN, JERRY (CF)                TX8905015    1PDP         CLEAR FORK UPPER
172       WYNNE                COWDEN, JERRY (CONNELL)           TX8905015    1PDP         CONNELL
173       WYNNE                COWDEN, JERRY (SA)                TX8905015    1PDP         SAN ANDRES
314       YOUNGBLOOD           YOUNGBLOOD                        TX3545002    1PDP         MISSISSIPPIAN
313       YOUNGBLOOD           YOUNGBLOOD 17                     TX3545001    1PDP         MISSISSIPPIAN


                                                                              BPO           BPO       BPO     APO     APO      APO
OPERATOR                   COUNTY     STATE  LOCATION      API                WI          NRI_OIL   NRI_GAS   WI    NRI_OIL  NRI_GAS

SAGA PETROLEUM             ECTOR      TX     SEC41 BLK3    421,353,597,500    0.000%      0.000%    0.000%  35.265% 28.850%  28.850%
OXY                        ECTOR      TX     SEC41 BLK3                       35.265%     28.850%   28.850%
QUESTAR EXPLORATION        ECTOR      TX     SEC40 BLK43   421,350,329,800    100.000%    87.500%   87.500%
OXY U S A INC              ECTOR      TX     SEC44 BLK43   421,353,569,900    35.265%     30.857%   30.857%
OXY U S A INC              ECTOR      TX     SEC44 BLK43   421,353,590,400    35.265%     30.857%   30.857%
OXY                        ECTOR      TX     SEC44 BLK43                      35.265%     30.857%   30.857%
OXY U S A INC              ECTOR      TX                   3,601,100          35.265%     28.484%   28.484%
SOUTHWEST ROYALTIES INC    UPTON      TX                   424,610,390,000    3.750%      3.281%    3.281%
SOUTHWEST ROYALTIES INC    UPTON      TX      104   DCCSD  424,610,337,800    3.750%      3.281%    3.281%
SOUTHWEST ROYALTIES INC    UPTON      TX      104   DCCSD  424,610,337,900    3.750%      3.281%    3.281%
COLLINS & WARE             GAINES     TX                                      13.630%     0.000%    0.000%
COLLINS & WARE             GAINES     TX                   421,650,222,600    13.630%     12.634%   12.634%
COLLINS & WARE             GAINES     TX                   421,650,008,900    13.630%     12.634%   12.634%
COLLINS & WARE             GAINES     TX                   421,650,009,300    13.630%     13.717%   13.717%
COLLINS & WARE             GAINES     TX                   421,650,009,400    6.820%      7.754%    7.754%
COLLINS & WARE INCORPORA   GAINES     TX                   42,165,334,340,000 0.000%      2.545%    2.545%
COLLINS & WARE             GAINES     TX                   421,650,011,800    13.630%     13.098%   13.098%
V-FP                       HOWARD     TX                   422,273,418,000    5.496%      4.385%    4.385%
QUESTAR EXPLORATION        HOWARD     TX                   422,273,419,600    87.500%     70.964%   70.964%
QUESTAR EXPLORATION        HOWARD     TX       12  33  T&  422,273,418,200    87.500%     70.964%   70.964%
APACHE                     ANDREWS    TX                   420,030,016,100    0.199%      0.162%    0.162%
MONCRIEF                   EDDY       NM                                      40.015%     32.783%   32.783%
MONCRIEF W A JR            EDDY       NM       2I 24S  24  300,152,406,600    40.015%     32.783%   32.783%
TITAN RESOURCES, L.P.      WARD       TX                   424,753,439,900    1.028%      0.899%    0.899%
TITAN RESOURCES, L.P.      WARD       TX                   424,753,426,600    1.369%      1.200%    1.200%
MUNN OPERATING             NOLAN      TX                                      44.540%     33.315%   33.315%
MUNN OPERATING             NOLAN      TX                                      34.518%     25.802%   25.802%
QUESTAR EXPLORATION        CRANE      TX                   421,033,079,300    100.000%    81.398%   81.398%
QUESTAR EXPLORATION        CRANE      TX                   421,033,079,300    100.000%    81.398%   81.398%
QUESTAR EXPLORATION        CRANE      TX                   421,033,079,300    100.000%    81.398%   81.398%
B T A OIL PRODUCERS        GLASSCCK   TX     SEC23 BLK35   421,733,131,200    16.992%     13.806%   13.806%
QUESTAR EXPLORATION        GLASSCOCK  TX     SEC24 BLK35   421,733,173,800    90.625%     73.633%   73.633%
QUESTAR EXPLORATION        GLASSCOCK  TX     SEC24 BLK35   421,733,184,400    90.625%     73.633%   73.624%
QUESTAR EXPLORATION        GLASSCOCK  TX     SEC24 BLK35   421,733,201,000    90.625%     73.633%   73.633%
QUESTAR EXPLORATION        GLASSCOCK  TX     SEC24 BLK35   421,733,167,800    90.625%     73.633%   73.633%
QUESTAR EXPLORATION        GLASSCOCK  TX     SEC14 BLK35   421,733,264,200    90.625%     73.633%   73.633%
QUESTAR EXPLORATION        GLASSCOCK  TX     SEC14 BLK35   421,733,264,200    90.625%     73.633%   73.633%
B T A OIL PRODUCERS        GLASSCOCK  TX     SEC 23 BLK35  421,733,277,500    19.824%     16.107%   16.107%
U S ENERGY CORP            GLASSCCK   TX     SEC23 BLK35   421,733,134,000    0.000%      0.000%    0.000%  22.656% 18.486%  14.486%
B T A OIL PRODUCERS        GLASSCOCK  TX     SEC 23 BLK35  421,733,277,400    16.992%     13.806%   13.806%
B T A OIL PRODUCER         GLASSCOCK  TX     SEC23 BLK35   421,733,280,400    0.000%      4.248%    4.248%  16.992% 13.806%  13.806%
QUESTAR EXPLORATION        GLASSCOCK  TX     SEC14 BLK35   421,733,264,200    90.625%     73.633%   73.633%
QUESTAR EXPLORATION        ANDREWS    TX     SEC52 BLK M   420,030,653,500    100.000%    87.500%   87.500%
QUESTAR EXPLORATION        ANDREWS    TX                   420,030,659,600    100.000%    87.500%   87.500%
QUESTAR EXPLORATION        ANDREWS    TX                   42,003,065,720,000 100.000%    87.500%   87.500%
QUESTAR EXPLORATION        ANDREWS    TX                   42,003,065,560,000 100.000%    87.500%   87.500%
QUESTAR EXPLORATION        ANDREWS    TX                   420,030,653,600    100.000%    87.500%   87.500%
QUESTAR EXPLORATION        CRANE      TX                   421,030,303,500    100.000%    87.500%   87.500%
QUESTAR EXPLORATION        GAINES     TX                   421,650,013,000    93.508%     73.861%   73.861%
QUESTAR EXPLORATION        GAINES     TX                   421,650,317,400    100.000%    78.000%   78.000%
MOBIL PRODUCING TX & NM    TERRELL    TX       24 161GC/S  424,433,020,800    1.918%      2.430%    2.430%
MOBIL PRODUCING TX & NM    TERRELL    TX       24 161GC/S  424,433,030,600    1.918%      2.430%    2.430%
BENNETT, BRAD              LOVING     TX                   423,013,021,600    5.035%      4.160%    4.160%
HALLWOOD PETROLEUM INC     EDDY       NM      26O 21S  25  300,152,320,300    5.625%      4.922%    4.922%
HALLWOOD PETROLEUM INC     EDDY       NM      26F 21S  25  300,152,038,300    2.813%      2.461%    2.461%
DEVON ENERGY               EDDY       NM     16                               0.000%      0.563%    0.563%
QUESTAR EXPLORATION        ROOSEVELT  NM       9D  7S  33  300,412,041,600    100.000%    87.500%   87.500%
R K G ENGINEERING CO INC   PECOS      TX             STOM  423,713,553,900    12.500%     13.086%   13.086%
R K G ENGINEERING CO INC   PECOS      TX             TOMP  423,713,555,800    12.500%     13.086%   13.086%
R K G ENGINEERING CO INC   PECOS      TX     SEC76 BLK11                      12.500%     13.086%   13.086%
R K G ENGINEERING CO INC   PECOS      TX     SEC76 BLK11   423,713,477,900    37.500%     37.500%   37.500%
R K G ENGINEERING CO INC   PECOS      TX       76  11 H&G  423,713,556,300    18.750%     18.750%   18.750%
DYAD PETROLEUM COMPANY     GLASSCCK   TX     SEC 14 BLK35  421,733,266,200    13.594%     11.045%   11.045%
DYAD PETROLEUM COMPANY     GLASSCCK   TX     SEC 14 BLK35  421,733,266,200    13.594%     11.045%   11.045%
QUESTAR EXPLORATION        ECTOR      TX     SEC10 BLK42   421,353,618,800    93.833%     70.375%   70.375%
QUESTAR EXPLORATION        ECTOR      TX     SEC10 BLK42   421,353,618,800    93.833%     70.375%   70.375%
QUESTAR EXPLORATION        LEA        NM      35M 17S  33  300,250,141,500    100.000%    87.500%   87.500%
QUESTAR EXPLORATION        LEA        NM      35L 17S  33  300,252,538,700    100.000%    87.500%   87.500%
FRENCH L R JR              LEA        NM      25J 18S  32  300,252,038,600    9.375%      7.886%    7.886%
QUESTAR EXPLORATION        ECTOR      TX     SEC40 BLK43                      58.084%     50.824%   50.824%
QUESTAR EXPLORATION        ECTOR      TX     SEC40 BLK43                      58.084%     50.824%   50.824%
QUESTAR EXPLORATION        ECTOR      TX     SEC40 BLK43                      58.084%     50.824%   50.824%
QUESTAR EXPLORATION        ECTOR      TX     SEC40 BLK43                      100.000%    84.725%   84.725%
QUESTAR EXPLORATION        ECTOR      TX     SEC33 BLK43   421,352,153,400    100.000%    87.500%   87.500%
QUESTAR EXPLORATION        ECTOR      TX     SEC40 BLK43   3,195,700          100.000%    87.500%   87.500%
QUESTAR EXPLORATION        ECTOR      TX     SEC28 BLK43   421,353,201,100    100.000%    75.000%   75.000%
QUESTAR EXPLORATION        ECTOR      TX     SEC28 BLK43   421,353,203,700    100.000%    75.000%   75.000%
QUESTAR EXPLORATION        ECTOR      TX     SEC28 BLK43   421,353,209,500    100.000%    75.000%   75.000%
ALTURA ENERGY LTD          ECTOR      TX     SEC12 BLK43   421,353,558,400    30.787%     25.014%   25.014%
QUESTAR EXPLORATION        ECTOR      TX     SEC11 BLK43   421,353,141,700    100.000%    81.250%   81.250%
QUESTAR EXPLORATION        ECTOR      TX     SEC45 BLK43   421,353,142,600    100.000%    73.627%   73.627%
QUESTAR EXPLORATION        ECTOR      TX     SEC45 BLK43   421,353,128,100    100.000%    73.627%   73.627%
QUESTAR EXPLORATION        ECTOR      TX     SEC45 BLK43   421,353,156,800    100.000%    78.423%   78.423%
QUESTAR EXPLORATION        ECTOR      TX     SEC34 BLK43   421,353,085,400    100.000%    87.500%   87.500%
QUESTAR EXPLORATION        ECTOR      TX     SEC34 BLK43   421,353,700,100    100.000%    87.500%   87.500%
QUESTAR EXPLORATION        ECTOR      TX     SEC39 BLK43   421,353,092,500    100.000%    86.133%   86.133%
QUESTAR EXPLORATION        ECTOR      TX     SEC39 BLK43   421,353,699,600    100.000%    86.133%   86.133%
QUESTAR EXPLORATION        ECTOR      TX     SEC39 BLK43   421,353,069,700    100.000%    87.500%   87.500%
QUESTAR EXPLORATION        ECTOR      TX     SEC39 BLK43   421,353,082,400    100.000%    87.500%   87.500%
QUESTAR EXPLORATION        ECTOR      TX     SEC39 BLK43   3,097,600          100.000%    87.500%   87.500%
OXY U S A INC              ECTOR      TX     SEC46 BLK43   421,353,072,900    25.000%     28.125%   28.125%
QUESTAR EXPLORATION        ECTOR      TX     SEC4 BLK43    421,353,168,500    100.000%    87.500%   87.500%
QUESTAR EXPLORATION        ECTOR      TX     SEC46 BLK43   421,353,090,500    100.000%    87.500%   87.500%
QUESTAR EXPLORATION        ECTOR      TX     SEC40 BLK43                      100.000%    84.725%   84.725%
QUESTAR EXPLORATION        ECTOR      TX     SEC39 BLK43                      100.000%    84.725%   84.725%
QUESTAR EXPLORATION        LEA        NM      31G  9S  36  300,250,362,400    100.000%    87.500%   87.500%
CITATION OIL & GAS CORP    LEA        NM      36J 24S  36  300,252,721,000    12.500%     10.000%   10.000%
CITATION OIL & GAS CORP    LEA        NM      36J 24S  36  300,252,721,000    12.500%     10.000%   10.000%
E R OPERATING COMPANY      MIDLAND    TX                   423,293,177,000    6.866%      5.127%    5.127%
SIMMONS L B ENERGY INC     SCURRY     TX                   424,150,032,600    0.096%      0.084%    0.084%
QUESTAR EXPLORATION        GAINES     TX                   421,650,319,100    100.000%    81.250%   81.250%
QUESTAR EXPLORATION        LEA        NM       8O 19S  37  300,252,587,300    79.427%     60.202%   60.202%
QUESTAR EXPLORATION        LEA        NM       8J 19S  37  300,252,641,700    79.427%     57.326%   57.326%
QUESTAR EXPLORATION        LEA        NM       8O 19S  37  300,252,647,000    79.427%     57.326%   57.326%
QUESTAR EXPLORATION        LEA        NM       8P 19S  37  300,252,673,900    79.427%     63.078%   63.078%
QUESTAR EXPLORATION        WINKLER    TX                   424,953,236,700    100.000%    81.250%   81.250%
KNOX INDUSTRIES INC        GAINES     TX                   421,653,129,700    12.500%     12.500%   12.500%
QUESTAR EXPLORATION        ECTOR      TX     SEC24 BLK45   421,353,535,800    87.625%     65.719%   65.719%
QUESTAR EXPLORATION        ECTOR      TX     SEC26 BLK45   421,353,465,200    97.547%     73.163%   73.163%
QUESTAR EXPLORATION        ECTOR      TX     SEC26 BLK45                      97.547%     73.163%   73.163%
QUESTAR EXPLORATION        ECTOR      TX     SEC35 BLK45   421,353,459,600    97.385%     73.037%   73.037%
QUESTAR EXPLORATION        ECTOR      TX     SEC23 BLK45                      97.383%     74.983%   74.983%
QUESTAR EXPLORATION        ECTOR      TX     SEC24 BLK45   421,353,552,100    95.277%     69.552%   69.552%
QUESTAR EXPLORATION        ECTOR      TX     SEC23 BLK45   421,353,537,700    95.277%     69.552%   69.552%
QUESTAR EXPLORATION        ECTOR      TX     SEC26 BLK45   421,353,442,900    97.385%     74.986%   74.986%
QUESTAR EXPLORATION        ECTOR      TX     SEC23 BLK45   421,353,470,000    97.385%     74.986%   74.986%
QUESTAR EXPLORATION        ECTOR      TX     SEC23 BLK45   421,353,483,700    97.385%     74.986%   74.986%
PHILLIPS PETROLEUM CO      PECOS      TX                   423,713,046,600    5.934%      4.450%    4.450%
QUESTAR EXPLORATION        CALLAHAN   TX                   3,532,000          98.732%     72.507%   72.507%
TEXACO EXPL & PROD INC     GAINES     TX                   421,653,061,600    1.631%      1.325%    1.325%
PHILLIPS PETROLEUM CO      LEA        NM      11G 21S  32  300,252,213,100    24.238%     20.279%   20.279%
COASTAL OIL & GAS CORP     HOWARD     TX                   422,273,027,300    25.000%     25.000%   25.000%
TEXAS MINERAL GROUP        BORDEN     TX                   420,333,074,900    0.000%      0.000%    0.000%  11.328% 10.295%  10.295%
BROWN H L JR               BORDEN     TX                   42,033,200,350,000 0.000%      1.117%    1.117%
YATES PETROLEUM CORP       EDDY       NM      23G 17S  26  300,152,422,500    41.670%     35.677%   35.677%
NORTHLAND OPERATING CO     NOLAN      TX                   42,353,306,900,000 0.000%      0.517%    0.517%
TEXLAND-RECTOR & SCHUMAC   LUBBOCK    TX                   42,303,000,420,000 0.000%      5.469%    5.469%
KENWORTHY OPERATING COMP   LUBBOCK    TX                   42,303,305,160,000 0.000%      6.250%    6.250%
PENNZENERGY EXPLORATION    LUBBOCK    TX                   42,303,001,640,000 0.000%      6.250%    6.250%
PENNZENERGY EXPLORATION    LUBBOCK    TX                   42,303,001,230,000 0.000%      6.250%    6.250%
KENWORTHY OPERATING COMP   LUBBOCK    TX                   42,303,305,180,000 0.000%      5.469%    5.469%
QUESTAR EXPLORATION        HOCKLEY    TX                   422,191,000,500    42.587%     31.963%   31.963%
QUESTAR EXPLORATION        HOCKLEY    TX                   422,191,000,700    63.925%     47.944%   47.944%
QUESTAR EXPLORATION        HOCKLEY    TX                   422,191,001,000    61.425%     46.069%   46.069%
QUESTAR EXPLORATION        WINKLER    TX     SEC36 BLK21   424,951,072,800    50.000%     41.667%   41.667%
QUESTAR EXPLORATION        WINKLER    TX     SEC37 BLK20   424,951,094,600    100.000%    83.333%   83.333%
QUESTAR EXPLORATION        WINKLER    TX     SEC37 BLK20   424,951,094,600    100.000%    83.333%   83.333%
MALLON OIL COMPANY         LEA        NM                   30,025,273,230,000 1.953%      1.465%    1.465%
MALLON OIL COMPANY         LEA        NM                   30,025,267,490,000 1.953%      1.465%    1.465%
MALLON OIL COMPANY         LEA        NM                   30,025,264,930,000 1.953%      1.465%    1.465%
QUESTAR EXPLORATION        ANDREWS    TX       21  40  T&  420,030,361,100    80.028%     68.382%   68.382%
QUESTAR EXPLORATION        LEA        NM                                      100.000%    87.500%   87.500%
QUESTAR EXPLORATION        LEA        NM     35K 17S  33   300,253,054,800    100.000%    87.500%   87.500%
QUESTAR EXPLORATION        LEA        NM     35K 17S  33   300,253,054,800    100.000%    87.500%   87.500%
QUESTAR EXPLORATION        LEA        NM     35K 17S  33                      100.000%    87.500%   87.500%
PARISH JOHN R              ANDREWS    TX                   42,003,348,310,000 0.000%      0.018%    0.018%
GRUY PETROLEUM MANAGEMEN   HOWARD     TX                   422,273,423,500    45.313%     36.816%   36.816%
QUESTAR EXPLORATION        TERRELL    TX        8  A4APRI  424,433,031,100    81.454%     61.091%   61.091%
KAISER FRANCIS             ECTOR      TX                   42,135,015,360     12.031%     8.865%    8.865%
KAISER FRANCIS             ANDREWS    TX                   421,350,153,400    7.420%      6.493%    6.493%
AGHORN OPERATING INCORPO   ECTOR      TX                   42,135,021,150,000 0.000%      6.250%    6.250%
HENDRIX JOHN H CORPORATI   BORDEN     TX                   42,033,307,880,000 0.000%      1.268%    1.268%
PETROLEUM TECHNICAL SERV   LEA        NM     SEC30/19S39E  300,253,085,400    27.086%     20.473%   0.000%
PETROLEUM TECHNICAL SERV   ANDREWS    TX     SEC7-BLKA-40  420,030,257,000    12.758%     9.357%    9.357%
QUESTAR EXPLORATION        ANDREWS    TX                   420,033,297,900    100.000%    87.500%   87.500%
QUESTAR EXPLORATION        ANDREWS    TX                   420,033,297,800    100.000%    87.500%   87.500%
QUESTAR EXPLORATION        GAINES     TX     SEC7 BLKC-45  421,653,002,800    85.874%     72.134%   72.134%
QUESTAR EXPLORATION        GAINES     TX     LEGUE314BLK3  421,653,014,400    60.000%     50.400%   50.400%
QUESTAR EXPLORATION        GAINES     TX     SEC7 BLKC-45  421,653,002,200    85.874%     72.134%   72.134%
CITATION OIL & GAS CORPO   ANDREWS    TX                   42,003,352,480,000 0.000%      2.083%    2.083%
CITATION OIL & GAS CORPO   GAINES     TX                   42,165,338,810,000 0.000%      2.083%    2.083%
MUNN OPERATING             NOLAN      TX                                      17.230%     13.731%   13.731%
MUNN OPERATING             NOLAN      TX                                      16.842%     13.421%   13.421%
MUNN OPERATING             NOLAN      TX                                      17.230%     13.750%   13.750%
DRACO ENERGY INC           GLASSCOCK  TX                   421,733,146,400    22.656%     18.408%   18.408%
CROSS TIMBERS OPERATING    TERRY      TX                   42,445,314,100,000 0.000%      0.002%    0.002%
PARKER & PARSLEY DEV CO    IRION      TX       43   6 H&T  422,353,247,400    50.000%     43.750%   43.750%
SOUTHWEST ROYALTIES INCO   PECOS      TX                   42,371,314,270,000 0.000%      5.094%    5.094%
SOUTHWEST ROYALTIES INCO   PECOS      TX                   42,371,318,190,000 0.000%      5.094%    5.094%
SOUTHWEST ROYALTIES INCO   PECOS      TX                   42,371,324,410,000 0.000%      4.688%    4.688%
GIST E C                   CROCKETT   TX                   42,105,015,520,000 0.000%      2.734%    2.734%
WYNCO ENERGY INCORPORATE   CROCKETT   TX                   42,105,303,760,000 0.000%      6.250%    6.250%
VINSON EXPLORATION         CROCKETT   TX                   42,105,316,860,000 0.000%      6.250%    6.250%
SANTA FE ENERGY RES INC    YOAKUM     TX                   425,010,000,100    1.378%      1.201%    1.201%
AMTEX ENERGY INCORPORATE   WARD       TX                   424,753,409,200    0.000%      8.333%    8.333%
AMTEX ENERGY INCORPORATE   WARD       TX                                      100.000%    83.333%   83.333%
CAPROCK INCORPORATED       CROSBY     TX                   42,107,303,160,000 0.000%      6.250%    6.250%
CAPROCK INCORPORATED       CROSBY     TX                   42,107,303,300,000 0.000%      8.333%    8.333%
STELZER DRLG CO INC        CROSBY     TX                   421,073,033,700    0.000%      8.333%    8.333%
DELTA OIL & GAS COMPANY    STEPHENS   TX                   4,249,310,780,000  10.573%     8.910%    8.910%
SPRINGFIELD OIL SERVICES   HOCKLEY    TX                   42,219,007,450,000 0.000%      0.100%    0.100%
TAMARACK PETROLEUM COMPA   HOCKLEY    TX                   42,219,000,980,000 0.000%      0.617%    0.617%
LOUIS-DREYFUS NATRL GAS    EDWARDS    TX                   421,373,012,200    50.000%     43.750%   43.750%
LOUIS-DREYFUS NATR         EDWARDS    TX                   421,373,134,900    50.000%     43.750%   43.750%
LOUIS-DREYFUS NATRL GAS    EDWARDS    TX                   421,373,013,300    50.000%     43.750%   43.750%
LOUIS-DREYFUS NATRL GAS    EDWARDS    TX                   421,373,029,500    50.000%     43.750%   43.750%
LOUIS-DREYFUS NATR         EDWARDS    TX                   421,373,135,700    50.000%     43.750%   43.750%
LOUIS-DREYFUS NATRL GAS    EDWARDS    TX                   421,373,031,900    50.000%     42.969%   42.969%
LOUIS-DREYFUS NATRL GAS    EDWARDS    TX                   421,373,034,200    50.000%     43.750%   43.750%
LOUIS-DREYFUS NATRL GAS    EDWARDS    TX                   421,373,034,100    50.000%     43.750%   43.750%
LOUIS-DREYFUS NATRL GAS    EDWARDS    TX                   421,373,027,300    50.000%     43.750%   43.750%
LOUIS-DREYFUS NATR         EDWARDS    TX                   421,373,136,000    50.000%     43.750%   43.750%
LOUIS-DREYFUS NATR         EDWARDS    TX                   421,373,135,900    50.000%     43.750%   43.750%
QUESTAR EXPLORATION        LEA        NM      32P 18S  35  300,252,912,100    83.333%     60.417%   60.417%
QUESTAR EXPLORATION        LEA        NM      33L 18S  35  300,252,924,400    85.000%     65.450%   65.450%
QUESTAR EXPLORATION        LEA        NM       4M 19S  35  300,252,689,100    60.000%     47.683%   47.683%
QUESTAR EXPLORATION        LEA        NM       9F 19S  35  300,252,819,500    57.063%     46.285%   46.285%
WTG EXPLORATION INCORPOR   GAINES     TX                   42,165,316,760,000 0.000%      1.563%    1.563%
MITCHELL ENERGY CORP       EDDY       NM       7G 18S  31  300,152,590,000    34.483%     27.155%   27.155%
MITCHELL ENERGY CORP       EDDY       NM       7A 18S  31  300,152,590,200    28.571%     22.500%   22.500%
MITCHELL ENERGY CORP       EDDY       NM       7B 18S  31  300,152,592,700    28.571%     22.500%   22.500%
MITCHELL ENERGY CORP       EDDY       NM       7H 18S  31  300,152,597,300    28.571%     22.500%   22.500%
MITCHELL ENERGY CORP       EDDY       NM       7O 18S  31  300,152,597,200    28.571%     25.000%   25.000%
MITCHELL ENERGY CORP       EDDY       NM       7J 18S  31  300,152,353,700    28.571%     25.000%   25.000%
MITCHELL ENERGY CORP       EDDY       NM       7I 18S  31  300,152,624,500    34.483%     30.172%   30.172%
COSTILLA PETROLEUM CORP    WARD       TX                   424,753,099,000    6.869%      6.753%    6.753%  6.250%  6.250%   6.250%
QUESTAR EXPLORATION        MARTIN     TX     SEC10 BLK36   423,170,019,000    100.000%    82.031%   82.031%
QUESTAR EXPLORATION        MIDLAND    TX     SEC1 BLK37    423,290,199,100    100.000%    87.500%   87.500%
QUESTAR EXPLORATION        MIDLAND    TX     SEC1 BLK37    423,290,199,100    100.000%    87.500%   87.500%
COASTAL MANAGEMENT CORP    MIDLAND    TX     SEC7 BLK37    423,291,041,900    50.000%     43.750%   43.750%
QUESTAR EXPLORATION        GLASSCOCK  TX     SEC17 BLK35   421,733,006,600    68.000%     55.296%   55.296%
QUESTAR EXPLORATION        GLASSCOCK  TX     SEC17 BLK35   421,733,006,600    68.000%     55.296%   55.296%
QUESTAR EXPLORATION        GLASSCOCK  TX     SEC17 BLK35   421,733,006,600    68.000%     55.296%   55.296%
QUESTAR EXPLORATION        GLASSCOCK  TX     SEC8 BLK35    421,733,006,400    68.000%     55.296%   55.296%
QUESTAR EXPLORATION        GLASSCOCK  TX     SEC8 BLK35    421,733,006,400    68.000%     55.296%   55.296%
OMIMEX ENERGY INC          LYNN       TX                   423,050,007,000    1.544%      2.095%    2.095%
QUESTAR EXPLORATION        ECTOR      TX                   421,350,614,200    56.250%     45.732%   45.732%
ANADARKO PETROLEUM INC     ECTOR      TX                   421,350,221,800    0.000%      0.377%    0.377%
ANADARKO PETROLEUM INC     ECTOR      TX                   421,350,221,800    0.000%      0.377%    0.377%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC2-BLKA-30  421,653,305,700    15.837%     11.832%   11.832%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC2-BLKA-30  421,653,342,100    15.981%     11.277%   11.277%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC2-BLKA-30                     15.837%     11.832%   11.832%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC2-BLKA-30  421,650,147,100    15.185%     11.311%   11.311%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC21BLKA-12  421,653,379,200    20.088%     14.695%   14.695%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC21BLKA-12  421,653,388,200    20.088%     14.862%   14.862%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC1-BLKA-30  421,653,344,100    41.079%     30.023%   30.023%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC1-BLKA-30  421,653,349,500    41.079%     30.023%   30.023%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC1-BLKA-30  421,653,357,300    41.079%     30.023%   30.023%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC1-BLKA-30                     41.079%     30.159%   30.159%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC1-BLKA-30  421,653,361,100    41.079%     30.023%   30.023%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC1-BLKA-30  421,653,500,200    41.079%     30.023%   30.023%
PETROLEUM TECHNICAL SERV   GAINES     TX                   421,653,500,200    41.079%     30.023%   30.023%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC1 BLKA-30                     41.079%     30.022%   30.022%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC1-BLKA-30                     41.079%     30.023%   30.023%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC1 BLKA-30                     41.079%     30.023%   30.023%
PETROLEUM TECHNICAL SERV   GAINES     TX                   421,653,359,300    43.088%     31.649%   31.649%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC8-BLKA-28  421,653,393,700    43.088%     34.171%   34.171%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC8-BLKA-28  421,653,492,700    43.088%     31.649%   31.649%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC8-BLKA-28                     43.088%     31.649%   31.649%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC8-BLKA-28                     43.088%     34.171%   34.171%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC8-BLKA-28                     43.088%     34.171%   34.171%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC10BLKA-28                     20.675%     15.063%   15.063%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC10BLKA-28  421,653,246,600    20.675%     14.943%   14.943%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC1-BLKA-28  421,653,331,600    43.088%     32.551%   32.551%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC1-BLKA-28                     43.086%     32.696%   32.696%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC1-BLKA-28  421,653,338,800    43.088%     32.551%   32.551%
PETROLEUM TECHNICAL SERV   GAINES     TX                   421,653,362,300    43.088%     32.493%   32.493%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC3-BLKA-30  421,653,352,700    37.910%     23.765%   23.765%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC3-BLKA-30  421,653,358,500    32.017%     23.198%   23.198%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC3-BLKA-30                     32.732%     23.791%   23.791%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC3-BLKA-30  421,653,379,600    36.737%     26.727%   26.727%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC3-BLKA-30                     36.737%     26.727%   26.727%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC3-BLKA-30  421,653,365,600    25.379%     18.459%   18.459%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28  421,653,272,900    33.724%     25.150%   25.150%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28  421,653,275,800    30.974%     23.150%   23.150%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28  421,653,290,100    30.974%     23.150%   23.150%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28  421,653,335,500    31.383%     23.319%   23.319%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28  421,653,378,300    34.076%     25.420%   25.420%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28  421,653,428,900    30.974%     23.150%   23.150%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28  421,653,433,100    30.974%     23.063%   23.063%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28  421,653,439,200    33.724%     25.150%   25.150%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28                     33.724%     25.150%   25.150%
PETROLEUM TECHNICAL SERV   GAINES     TX                                      33.724%     25.150%   25.150%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28                     30.974%     23.150%   23.150%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28                     30.974%     23.122%   23.122%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28  421,653,278,500    31.764%     23.360%   23.360%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28                     31.764%     23.360%   23.360%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28  421,653,299,600    31.764%     23.868%   23.868%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28                     31.768%     23.862%   23.862%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28  421,653,316,200    31.764%     23.778%   23.778%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28  421,653,321,700    31.104%     23.376%   23.376%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28                     31.765%     23.862%   23.862%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28                     31.765%     23.862%   23.862%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28  421,650,328,200    30.785%     22.833%   22.833%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28  421,653,436,000    30.785%     22.759%   22.759%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28                     30.671%     22.750%   22.750%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9-BLKA-28                     30.797%     22.878%   22.878%
PETROLEUM TECHNICAL SERV   GAINES     TX                   421,653,422,700    12.857%     9.572%    9.572%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC4-BLKA-28  421,653,302,500    6.850%      5.142%    5.142%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC18BLKA-12  421,653,399,500    20.088%     14.600%   14.600%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC18BLKA-12  421,653,498,600    20.088%     14.600%   14.600%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC18BLKA-12  421,653,501,400    20.088%     14.600%   14.600%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC18BLKA-12  421,653,501,400    20.145%     14.600%   14.600%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC18BLKA-12                     20.088%     14.600%   14.600%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC18BLKA-12                     20.088%     14.600%   14.600%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC18BLKA-12                     20.088%     14.600%   14.600%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC23BLKA-12  421,653,414,200    10.502%     7.300%    7.300%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC23BLKA-12  421,653,508,600    10.502%     7.300%    7.300%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC23BLKA-12                     10.502%     7.300%    7.300%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC23BLKA-12                     10.502%     7.300%    7.300%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC23BLKA-12                     10.502%     7.300%    7.300%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC14BLKA-12  421,653,459,900    26.680%     20.797%   20.797%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC18BLKA-12  421,653,453,100    19.335%     14.271%   14.271%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC18BLKA-12  421,653,453,100    19.335%     14.198%   14.198%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC18BLKA-12                     19.335%     14.198%   14.198%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC18BLKA-12  421,653,529,100    16.824%     12.317%   12.317%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC18BLKA-12  421,653,529,100    16.824%     12.317%   12.317%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC10BLKA-28  421,653,278,600    21.004%     16.566%   16.566%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC10BLKA-28                     21.004%     16.566%   16.566%
PETROLEUM TECHNICAL SERV   GAINES     TX     SCE15BLKA-27  421,653,400,000    12.335%     9.775%    9.775%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC2-BLKA-28  421,653,333,400    39.722%     28.986%   28.986%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC2-BLKA-28                     39.722%     28.986%   28.986%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC2-BLKA-28  421,653,344,600    42.415%     31.116%   31.116%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC2-BLKA-28  421,653,352,300    42.415%     31.116%   31.116%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC2-BLKA-28                     42.415%     31.116%   31.116%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC2-BLKA-28  421,653,354,600    42.415%     31.116%   31.116%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC2-BLKA-28                     42.415%     31.116%   31.116%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC2-BLKA-28  421,653,366,600    39.722%     28.986%   28.986%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC2 BLKA-28                     42.415%     30.786%   30.786%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC2 BLKA-28                     23.000%     16.769%   16.769%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC2-BLKA-28                     42.415%     31.116%   31.116%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC2-BLKA-28                     39.722%     28.986%   28.986%
PETROLEUM TECHNICAL SERV   GAINES     TX                                      39.722%     28.962%   28.962%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC10BLKA-28  421,653,290,500    20.088%     15.847%   15.847%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC10BLKA-28                     20.088%     15.847%   15.847%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC10BLKA-28                     20.088%     15.847%   15.847%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC23BLKA-12  421,653,511,700    16.740%     13.758%   13.758%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC23BLKA-12  421,653,511,700    16.740%     13.758%   13.758%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC23BLKA-12  421,653,513,700    16.740%     13.757%   13.757%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC23BLKA-12  421,653,513,700    16.740%     13.757%   13.757%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC23BLKA-12  421,653,516,600    16.740%     13.757%   13.757%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC23BLKA-12  421,653,516,600    16.740%     13.757%   13.757%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC23BLKA-12  421,653,520,900    16.740%     13.757%   13.757%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC23BLKA-12  421,653,520,900    16.740%     13.757%   13.757%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC23BLKA-12                     16.740%     13.757%   13.757%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC23BLKA-12                     16.740%     13.757%   13.757%
PETROLEUM TECHNICAL SERV   GAINES     TX                   421,653,395,800    15.323%     11.473%   11.473%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC11BLKA-28  421,653,257,200    20.088%     14.658%   14.658%
PETROLEUM TECHNICAL SERV   GAINES     TX                   421,653,380,700    18.833%     13.741%   13.741%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC23BLKA-12                     16.000%     12.000%   12.000%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC9BLKA-28                      35.500%     26.500%   26.500%
PETROLEUM TECHNICAL SERV   GAINES     TX     SEC14BLKA-12  421,653,407,400    27.240%     19.331%   19.331%
PETROLEUM TECHNICAL SERV   GAINES     TX                   421,653,356,600    19.892%     15.004%   15.004%
QUESTAR EXPLORATION        GLASSCOCK  TX                   421,733,209,000    44.008%     34.512%   34.512%
RUWCO OIL & GAS CORPORAT   SCURRY     TX                   424,153,041,100    12.474%     10.899%   10.899%
RUWCO OIL & GAS CORPORAT   SCURRY     TX                   42,415,311,930,000 31.090%     27.136%   27.136%
QUESTAR EXPLORATION        ECTOR      TX                   42,135,072,290,000 56.250%     45.703%   45.703%
BETTIS, BOYLE & STOVALL    HOWARD     TX                   42,227,332,820,000 22.063%     17.840%   17.840%
WYNCO ENERGY INCORPORATE   CRANE      TX                   42,103,313,520,000 0.000%      0.391%    0.391%
FORT WORTH PRODUCTION CO   CRANE      TX                   421,033,068,600    0.000%      0.391%    0.391%
BURLINGTON RESOURCES       WARD       TX                   424,753,205,200    16.700%     13.889%   13.889%
BURLINGTON RESOURCES       WARD       TX                   424,753,177,400    16.700%     13.889%   13.889%
SHELL WESTERN E&P INC      YOAKUM     TX     SEC678 BLKD   425,010,203,000    0.531%      0.465%    0.465%
QUESTAR EXPLORATION        YOAKUM     TX     SEC741 BLKD   425,013,091,600    100.000%    83.333%   83.333%
OXY U S A INC              DAWSON     TX                   421,150,000,800    3.148%      2.585%    2.585%
CROSS TIMBERS OPERATING    TERRY      TX                   42,445,004,470,001 6.250%      4.930%    4.930%
PERMIAN                    WINKLER    TX                   424,953,160,400    16.478%     12.288%   12.288%
QUESTAR EXPLORATION        LEA        NM      13F 21S  34  300,252,046,100    28.779%     25.182%   25.182%
SNYDER                     REEVES     TX                   423,893,037,800    9.375%      7.666%    7.666%
QUESTAR EXPLORATION        CRANE      TX                   421,033,062,500    100.000%    81.398%   81.398%
QUESTAR EXPLORATION        CRANE      TX                   421,033,059,500    100.000%    81.398%   81.398%
QUESTAR EXPLORATION        CRANE      TX                   421,033,062,400    100.000%    81.398%   81.398%
PIONEER NATURAL RESOURCE   DAWSON     TX                   421,153,228,500    24.594%     18.384%   18.384%
PIONEER NATURAL RESOURCE   DAWSON     TX                   421,153,118,000    24.594%     18.292%   18.292%


                                   EXHIBIT "B"

         Exhibit "B" to this Purchase and Sale Agreement is a basic replication of Exhibit "A" and consequently is not included with this filing. The Registrant will provide copies of Exhibit "B" should the Commission deem it necessary.

                                   EXHIBIT "C"

                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                       PURCHASE AND SALE AGREEMENT BETWEEN
                   QUESTAR EXPLORATION AND PRODUCTION COMPANY
            AND MAYNARD OIL COMPANY DATED EFFECTIVE NOVEMBER 1, 1999


STATE OF                            )
                                    : ss
COUNTY OF                           )

                           ASSIGNMENT AND BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS:

         THAT, Questar Exploration and Production Company, whose address is 180 East 100 South, P. O. Box 45601, Salt Lake City, Utah 84145-0601, herein called "Assignor," in consideration of Ten Dollars ($10.00) and other good and valuable consideration to it in hand paid, the receipt and sufficiency of which are hereby acknowledged, does hereby grant, bargain, convey, sell, assign, and transfer unto

Maynard Oil Company, whose address is 8080 North Central Expressway, Suite 660, Dallas, TX 75206, herein called "Assignee," the following interests:

         A. all of Assignor's right, title, and interest, if any, in and to the leases (whether one or more), mineral interests, force pooled interests, interests acquired under contracts, and the lands covered thereby (the "Leases"), more fully and completely described on Exhibit "A" attached hereto and made a part hereof, together with the rights incident thereto, the personal property thereon, appurtenant thereto, or used or obtained in connection with said Leases: AND for the same consideration stated hereinabove, Assignor does hereby grant, convey, sell, assign, and transfer unto Assignee all of Assignor's right, title, and interest in and to the wells located upon the Leases, or on lands pooled or unitized with any portion thereof, or on lands located within any governmental drilling and spacing unit which includes any portion thereof, together with all casing, leasehold equipment, and personal property in or on or used in connection with said well or wells (hereinafter collectively referred to as the "Property"), AS IS, AND WHERE IS, WITHOUT

                  ANY WARRANTY WHATSOEVER, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTY OF TITLE, MERCHANTABILITY, CONDITION, OR FITNESS FOR A PARTICULAR PURPOSE, AND WITHOUT ANY WARRANTY AGAINST HIDDEN VICES OR DEFECTS .

         B. all of Assignor's interest, if any, in the production of oil, gas, or other minerals, inclusive of fee minerals, royalties, overriding royalties, production payments, net profits interests, rights to take royalties in kind, real property interests or other interests attributable to the Property;

         C. all of Assignor's interest, if any, derived from unit agreements, orders and decisions of state and federal regulatory authorities establishing units, joint operating agreements, enhanced recovery and injection agreements, farmout agreements and farmin agreements, options, drilling agreements, exploration agreements, assignments of operating rights, working interests, subleases and rights above or below certain footage depths or geological formations, to the extent same is attributable to the Property; and

         D. all of Assignor's interest, if any, in all rights-of-way, easements, servitudes and franchises acquired or used in connection with operations for the exploration and production of oil, gas or other minerals on or from the Property, including the rights to permits and licenses of any nature owned, held or operated in connection with said operations.

         Assignee, in consideration of the mutual benefits to be derived hereunder by its acceptance hereof, understands and agrees to the following terms and conditions:

         1. This Assignment is made subject to that certain Purchase and Sale Agreement dated effective November 1, 1999 between Assignor and Assignee (which shall control in the event of any inconsistency with this Assignment and Bill of Sale), and all terms and conditions of said Purchase and Sale Agreement are incorporated herein by reference to the same extent and with the same effect as if copied in full herein.

         2.

                  (a)    GENERAL INDEMNITY

                         ASSIGNEE AGREES TO RELEASE, DEFEND, INDEMNIFY, AND HOLD

                  ASSIGNOR, ITS AFFILIATED, PARENT AND SUBSIDIARY ENTITIES AND THEIR RESPECTIVE AGENTS, REPRESENTATIVES, SHAREHOLDERS, OFFICERS, DIRECTORS AND EMPLOYEES (COLLECTIVELY, "INDEMNITEES"), HARMLESS FROM ANY DAMAGES, EXPENSES (INCLUDING COURT COSTS AND ATTORNEYS' FEES), CIVIL FINES, PENALTIES, AND OTHER COSTS AND LIABILITIES INCURRED AS A RESULT OF CLAIMS, DEMANDS, AND CAUSES OF ACTION ASSERTED, IN CONNECTION WITH THE INTERESTS, INCLUDING ANY COSTS, EXPENSES, AND LIABILITIES WHATSOEVER ARISING OUT OF, OR IN CONNECTION WITH, THE PLUGGING AND ABANDONING OF ANY WELLS, REMOVAL OR MODIFICATION OF FACILITIES (INCLUDING PIPELINES), CLOSURE OF PITS, AND RESTORATION OF THE SURFACE REGARDLESS OF WHETHER SUCH OBLIGATION AROSE PRIOR TO OR SUBSEQUENT TO THE EFFECTIVE TIME, AND IN CONNECTION WITH PERSONAL INJURY, DEATH OR PROPERTY DAMAGE RELATED TO THE PROPERTIES AS WELL AS THE IMPROPER PAYMENT OF ROYALTIES, AND AD VALOREM, PROPERTY, PRODUCTION, SEVERANCE AND SIMILAR TAXES FOR ALL TIME PERIODS OTHER THAN THOSE DURING WHICH SELLER OWNED THE INTERESTS. ASSIGNEE'S INDEMNIFICATION OF INDEMNITEES SHALL EXTEND TO AND INCLUDE, WITHOUT LIMITATION, COSTS, EXPENSES, LIABILITIES, DAMAGES, CLAIMS, CAUSES OF ACTION AND DEMANDS BASED ON (i) THE NEGLIGENCE OF ASSIGNOR, ASSIGNEE, OR THIRD PARTIES, WHETHER SUCH NEGLIGENCE IS ACTIVE OR PASSIVE, JOINT, CONCURRENT, OR SOLE, OR (ii) ASSIGNOR'S OR ASSIGNEE'S STRICT LIABILITY, OR
                  (iii) OTHER FAULT OR RESPONSIBILITY OF ASSIGNOR.
                           NOTWITHSTANDING THE FOREGOING, COSTS, EXPENSES,
                  LIABILITIES, DAMAGES, CLAIMS, CAUSES OF ACTION AND DEMANDS OF ANY KIND RELATED TO THE INTERESTS WHICH ARE ASSERTED MORE THAN 180 DAYS AFTER CLOSING SHALL BE CONSIDERED AS HAVING ARISEN OR ACCRUED AFTER THE EFFECTIVE TIME AND SHALL BE SUBJECT TO BUYER'S INDEMNITY TO SELLER STATED ABOVE, REGARDLESS OF THE DATE ON WHICH SUCH COSTS, EXPENSES, LIABILITIES, DAMAGES, CLAIMS, CAUSES OF ACTION OR DEMANDS ACTUALLY AROSE OR ACCRUED.

                  (b)      ENVIRONMENTAL INDEMNITY
                           AS TO THE INTERESTS CONVEYED TO ASSIGNEE AT CLOSING,
                  ASSIGNEE AGREES TO ACCEPT ALL RESPONSIBILITY AND LIABILITY FOR THE ENVIRONMENTAL CONDITION OF THE INTERESTS, INCLUDING BUT NOT LIMITED TO, ALL EXISTING AND PROSPECTIVE CLAIMS, CAUSES OF ACTION, FINES, LOSSES, COSTS AND EXPENSES RELATED THERETO, REGARDLESS OF WHETHER SAME AROSE PRIOR TO OR SUBSEQUENT TO THE EFFECTIVE TIME, INCLUDING BUT NOT LIMITED TO COSTS TO CLEAN UP OR REMEDIATE, AND ASSIGNEE HEREBY AGREES TO RELEASE INDEMNITEES FROM ANY AND ALL LIABILITY AND RESPONSIBILITY THEREFORE AND AGREES TO INDEMNIFY, DEFEND, AND HOLD

                 INDEMNITEES HARMLESS FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, FINES, EXPENSES, COSTS, LOSSES, AND LIABILITIES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND COURT COSTS) IN CONNECTION WITH THE ENVIRONMENTAL CONDITION OF THE INTERESTS.
                          NOTWITHSTANDING ANY OTHER PROVISION OF THIS
                 AGREEMENT, THIS SALE IS MADE ON AN "AS IS, WHERE IS" BASIS, AND ASSIGNEE RELEASES INDEMNITEES FROM ANY LIABILITY WITH RESPECT TO THE ENVIRONMENTAL CONDITION OF THE INTERESTS WHETHER OR NOT CAUSED BY OR ATTRIBUTABLE TO ASSIGNOR'S NEGLIGENCE OR OTHER FAULT OR RESPONSIBILITY. ASSIGNEE WAIVES ITS RIGHT TO RECOVER FROM INDEMNITEES AND FOREVER RELEASES AND DISCHARGES INDEMNITEES AND AGREES TO INDEMNIFY AND HOLD INDEMNITEES HARMLESS FROM ANY AND ALL DAMAGES, CLAIMS, LOSSES, LIABILITIES, PENALTIES, FINES, LIENS, JUDGMENTS, COSTS, AND EXPENSES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND COSTS), WHETHER DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THAT MAY ARISE ON ACCOUNT OF OR ARE IN ANY WAY RELATED TO THE ENVIRONMENTAL CONDITION OF THE INTERESTS.

         3. Notwithstanding anything to the contrary herein, Assignee assumes all rights or obligations associated with gas imbalances attributable to the Property, regardless of when such imbalances occurred or accrued.

         4. This Assignment is executed without any representations or warranties whatsoever, express or implied, including, but not limited to, representations or warranties as to the title, even for the return of the purchase price, or the condition and state of repair of the Property or its value, quality, merchantability, suitability or fitness for any uses or purposes, or freedom from vices or defects or dangerous conditions, whether hidden or apparent.

         5. Assignee acknowledges that the Property has been used for exploration, development, and production of oil and gas and that there may be petroleum, produced water, wastes, or other materials located on, under or associated with the Property. Equipment and sites included in the Property may contain wastes, asbestos, hazardous substances, or naturally occurring radioactive material ("NORM"). NORM may affix or attach itself to the inside of wells, materials, and equipment as scale, or in other forms; the wells, materials and equipment located on or included in the Property may contain NORM and other wastes or hazardous substances; and NORM-containing material and other wastes or hazardous substances may have been buried, come in contact with the soil, or otherwise been disposed of on the Property. Special procedures may be required for the remediation, removal, transportation, or disposal of wastes, asbestos, hazardous substances, and NORM from the Interests and Properties. The presence of wastes, asbestos, hazardous substances or NORM in or on the Property shall be the sole responsibility of Assignee, and Assignee agrees to defend, indemnify and hold harmless Assignor from any and all claims arising from and/or related to the presence of any such materials, substances or wastes.

         6. Assignee will store, handle, transport, and dispose of or discharge all material, substances, and wastes from the Property (including produced water, drilling fluids, NORM, and other wastes), whether present before or after the effective date hereof, in accordance with applicable local, state, and federal laws and regulations. Assignee will keep records of the types, amounts, and location of materials, substances, and wastes that are stored, transported, handled, discharged, released, or disposed of onsite and offsite. When any lease terminates, an interest in which has been assigned under this Assignment, Assignee will take such additional testing, assessment, closure, reporting, and remedial action with respect to the Property as is necessary to satisfy all local, state and federal requirements in effect at that time and necessary to restore the Property.

         7. Assignee certifies that the lands, wells, personal property and equipment have been carefully inspected, and Assignee hereby agrees to assume full responsibility for compliance with all obligations, liabilities and regulations concerning the condition, including subsurface condition, of the Property, including indemnification for liability under the Federal Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Resource Conservation and Recovery Act, the Clean Water Acts, the Safe Drinking Water Act, the Toxic Substance Control Act, the Hazardous Material Transportation Act, the Clean Air Act, as amended, and all other federal, state and local environmental laws and regulations.

         8. Assignor shall make no warranty or representation, express or implied, as to the accuracy or completeness of any data, information or materials heretofore or hereafter furnished Assignee in connection with the property, or as to the quality or quantity of hydrocarbon reserves (if any) attributable to the property or the ability of the property to produce hydrocarbons. Any and all such data, information and other materials furnished by Assignor is provided to Assignee as a convenience and any reliance on or use of the same shall be at Assignee's sole risk. Assignee waives its rights under the Deceptive Trade Practices-Consumer Protection Act or any similar act under any state or federal law, that gives consumers special rights and protections. After consultation with any attorney of its own selection, Assignee acknowledges that this express waiver shall be considered a material and integral part of this Assignment and the consideration thereof; and acknowledges that this waiver has been brought to the attention of Assignee and explained in detail and that Assignee has voluntarily and knowingly consented to this waiver.

         9. Assignee hereby assumes all duties, liabilities and obligations, express or implied, imposed upon Assignor under the provisions of the Leases and any and all assignments, subleases, farmout agreements, assignments of overriding royalty, joint operating agreements, easements, rights-of-way, and all other contracts, agreements and instruments affecting the Property, whether recorded or unrecorded, and under all applicable laws, rules, regulations, orders and ordinances; including, but not limited to, the plugging and abandonment of the wells included in this assignment as well as any other wells drilled hereafter on the Leases, and the clean-up and restoration of the premises on which the wells are located. Assignee agrees to defend, indemnify and hold harmless Assignor from and against any and all claims, obligations, liabilities, costs, expenses, losses and damages of any kind or character sustained by it as a result of any failure of Assignee to perform such obligations as more fully set forth in the Purchase and Sale Agreement.

         10. Assignee agrees that it will not assign, sublease or transfer, in whole or part, any rights acquired herein or by virtue of the above identified Purchase and Sale Agreement without requiring its assignees, sublessees, and transferees to expressly assume all obligations owned to Assignor under the terms of this assignment and the Purchase and Sale Agreement, and all such pertinent terms shall be incorporated into any and all future instruments translative of title. Any assignment, sublease or transfer executed in contravention of this provision shall be null and void.

         11. Notwithstanding Assignee's right to assign all or part of the Property to third parties as conditioned by Paragraph 10 above, Assignee shall remain fully responsible and liable for fulfillment of all the obligations and liabilities imposed herein, and for compliance with all terms and conditions established herein, and in the Purchase and Sale Agreement, whether express or implied.

         This Assignment does not convey any right, title, or interest that Assignor might acquire in or to the Property subsequent to the effective date of this Assignment.

         TO HAVE AND TO HOLD the same unto the said Assignee forever. The provisions hereof shall be covenants running with the land and shall inure to the benefit of and be binding upon Assignor and Assignee, their respective personal representatives, successors and assigns.

         IN WITNESS HEREOF, the undersigned have executed this instrument on the date of the acknowledgments annexed hereto, but to be effective for all purposes from and after the 1st day of November, 1999.
                                                ASSIGNOR:
                                                QUESTAR EXPLORATION AND
                                                PRODUCTION COMPANY


ATTEST:
____________________________                    By:___________________________
                                                   G. L. Nordloh

                                                ASSIGNEE:
                                                MAYNARD OIL COMPANY


ATTEST:
_____________________________                   By:___________________________
                                                   Glenn R. Moore

STATE OF                            )

                                    : ss
COUNTY OF                           )

         The foregoing instrument was acknowledged before me this _____ day of _______________________, 19 ____, by ___________________________________on
behalf of ___________________________.



                                      ------------------------------------------

My Commission Expires:

-----------------------------












STATE OF                            )
                                    : ss
COUNTY OF                           )

         The foregoing instrument was acknowledged before me this _____ day of _______________________, 19 ____, by ___________________________________on
behalf of
--------------------------.


                                      ------------------------------------------

My Commission Expires:

-----------------------------

      EXHIBIT "D" TO PURCHASE AND SALE AGREEMENT --QUESTAR AND MAYNARD OIL
                    PERMIAN BASIN WELLS
       SUSPENSE AS OF NOVEMBER 05, 1999
        LAST ACCOUNTING DATE PROCESSED 09/30/1999

               WELLNO                             WELLNAME         OWNERNO                            OWNERNAME    NET AMOUNT
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                    1565  PHILLIPS PETROLEUM COMPANY                  11.97
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                    3392  SOUTHWEST ROYALTIES                      6,575.73
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819016  LONGBOTHAM , CORA A 6                          5520  ASHLAND EXPLORATION                      1,533.25
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819018  LONGBOTHAM , CORA B 5                          5520  ASHLAND EXPLORATION                        414.57
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819020  LONGBOTHAM UNIT 1                              5520  ASHLAND EXPLORATION                        355.52
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                              5520  ASHLAND EXPLORATION                      1,407.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                            6674  CONOCO INC                                   9.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                            6674  CONOCO INC                                   9.85
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                            6674  CONOCO INC                                   6.40
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                  7507  PATRICIA G MILLINGTON                        6.11
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                       8403  MARY FIERS RAMSEY                        1,186.45
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865005  NORMAN 2 (DEVONIAN)                            8403  MARY FIERS RAMSEY                            6.17
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                       8403  MARY FIERS RAMSEY                        2,526.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865007  NORMAN 6                                       8403  MARY FIERS RAMSEY                           33.11
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865009  NORMAN 8                                       8403  MARY FIERS RAMSEY                          275.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                       9695  TULSA BOYS HOME                              6.93
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865005  NORMAN 2 (DEVONIAN)                            9695  TULSA BOYS HOME                              0.08
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                       9695  TULSA BOYS HOME                             14.22
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865007  NORMAN 6                                       9695  TULSA BOYS HOME                              0.08
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858001  UMPHRESS , C F 1                               9893  SUN OPERATING LTD PRTNSHP                    8.64
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858002  UMPHRESS , C F 2-34                            9893  SUN OPERATING LTD PRTNSHP                   15.38
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858003  UMPHRESS , C F 3-34                            9893  SUN OPERATING LTD PRTNSHP                   15.54
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                   11268  HAMON OPERATING COMPANY                     19.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880004  FRIEND 4-1                                    11743  PAN MUTUAL ROYALTIES INC                  -226.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              12103  SPINDLETOP EXPLORATION CO INC                1.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              12103  SPINDLETOP EXPLORATION CO INC                3.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       13195  CUMMINGS ROYALTY ACQ                         3.36
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3601001  JOHNSON                                       14012  MARGARET C HODGE                         1,058.85
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3601002  JOHNSON 3                                     14012  MARGARET C HODGE                         1,123.13
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3602001  RAILSBACK                                     14012  MARGARET C HODGE                         3,301.72
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3603001  TUNNEL (3 WELLS)                              14012  MARGARET C HODGE                            60.94
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3603002  TUNNEL 1                                      14012  MARGARET C HODGE                         1,292.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3603003  TUNNEL 2                                      14012  MARGARET C HODGE                           834.97
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      14430  BAPTIST FOUNDATION OF TEXAS                  3.27
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      14430  BAPTIST FOUNDATION OF TEXAS                 30.85
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8684001  PEOPLES 32 STATE 1                            14962  HEYCO EMPLOYEES LTD                         11.05
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880011  PHILLIPS 7-1                                  15888  ELIZABETH A H GRAHAM                        14.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880012  PHILLIPS 7-2                                  15888  ELIZABETH A H GRAHAM                         8.77
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880007  PHILLIPS 7-3                                  15888  ELIZABETH A H GRAHAM                         7.31
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 16449  EDWIN J GREGSON                              6.11
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           17767  NORTH CENTRAL OIL CORPORATION                4.80
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           17767  NORTH CENTRAL OIL CORPORATION                3.46
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           17767  NORTH CENTRAL OIL CORPORATION                2.80
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3601001  JOHNSON                                       18745  MR JOSEPH K ALLEN                          283.67
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3601002  JOHNSON 3                                     18745  MR JOSEPH K ALLEN                          329.50
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3602001  RAILSBACK                                     18745  MR JOSEPH K ALLEN                          963.74
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3603001  TUNNEL (3 WELLS)                              18745  MR JOSEPH K ALLEN                           66.94
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3603002  TUNNEL 1                                      18745  MR JOSEPH K ALLEN                          315.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3603003  TUNNEL 2                                      18745  MR JOSEPH K ALLEN                          230.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3601001  JOHNSON                                       18854  JOSEPH S ALLEN                             453.65
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3601002  JOHNSON 3                                     18854  JOSEPH S ALLEN                             422.71
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3602001  RAILSBACK                                     18854  JOSEPH S ALLEN                           1,261.74
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3603001  TUNNEL (3 WELLS)                              18854  JOSEPH S ALLEN                             -74.92
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3603002  TUNNEL 1                                      18854  JOSEPH S ALLEN                             509.33
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3603003  TUNNEL 2                                      18854  JOSEPH S ALLEN                             178.88
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3602001  RAILSBACK                                     19041  AMERADA HESS CORPORATION                  -872.64
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       19052  MARTHA J COPPLE BRADLEY                      2.22
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                   19557  UMC PETROLEUM CORPORATION               14,770.30
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      19922  ROY G BARTON JR.                             6.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      19922  ROY G BARTON JR.                            56.52
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                   20730  PHILLIPS PETROLEUM CO                      138.92
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3601001  JOHNSON                                       21584  STEPHEN WAYNE OATMAN TRUST #2              363.51
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3601002  JOHNSON 3                                     21584  STEPHEN WAYNE OATMAN TRUST #2              353.47
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3601001  JOHNSON                                       21663  DAVID CLARK OATMAN                          67.92
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3601002  JOHNSON 3                                     21663  DAVID CLARK OATMAN                          28.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           21673  PETCO LIMITED                                0.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           21673  PETCO LIMITED                                0.29
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           21673  PETCO LIMITED                                0.24
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894007  SCHARBAUER ED BATTERY                         21673  PETCO LIMITED                                1.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    22241  PETROTIGER I LTD                             2.92
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        22740  W WATSON LAFORCE JR                         12.80
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        22740  W WATSON LAFORCE JR                          1.23
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           23463  AMERICAN COMETRA INC                         2.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           23463  AMERICAN COMETRA INC                         3.16
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           23463  AMERICAN COMETRA INC                         2.05
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3601001  JOHNSON                                       23749  RUTH REED DYKE                           1,308.36
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3601002  JOHNSON 3                                     23749  RUTH REED DYKE                           1,272.38
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3603002  TUNNEL 1                                      25518  JANE JOHNSON WILSON                         21.24
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3603003  TUNNEL 2                                      25518  JANE JOHNSON WILSON                         25.47
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3603002  TUNNEL 1                                      25520  CHARLES F WILSON TRUST                      21.24
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3603003  TUNNEL 2                                      25520  CHARLES F WILSON TRUST                      25.47
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             25522  UNION PACIFIC OIL & GAS CO                  13.72
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             25522  UNION PACIFIC OIL & GAS CO                   9.52
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      25522  UNION PACIFIC OIL & GAS CO                   4.47
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      25522  UNION PACIFIC OIL & GAS CO                  42.12
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      26132  G R FASKEN                                   1.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      26132  G R FASKEN                                   0.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      26132  G R FASKEN                                  29.58
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      26132  G R FASKEN                                  32.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P01  BUCKNER BAPT BENEVOLENCE 1,2,3,4              27983  P'BELL ENERGY COMPANY                   -5,330.26
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        28924  ANDREWS ROYALTY INC                          9.69
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809008  BROWN GLORIETA 5-3                            28927  JON M MORGAN                                 8.10
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809009  BROWN GLORIETA 5-4                            28927  JON M MORGAN                                12.18
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       28927  JON M MORGAN                                 6.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809008  BROWN GLORIETA 5-3                            28933  GARY J LAMB                                  8.10
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809009  BROWN GLORIETA 5-4                            28933  GARY J LAMB                                 12.18
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   28933  GARY J LAMB                                  6.13
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              29718  WHITE STAR ENERGY, INC                       0.53
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              29718  WHITE STAR ENERGY, INC                       1.01
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819016  LONGBOTHAM , CORA A 6                         29718  WHITE STAR ENERGY, INC                       1.30
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819018  LONGBOTHAM , CORA B 5                         29718  WHITE STAR ENERGY, INC                       0.52
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819020  LONGBOTHAM UNIT 1                             29718  WHITE STAR ENERGY, INC                       0.28
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                             29718  WHITE STAR ENERGY, INC                       1.22
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           29899  DON R. JOHNSON                               1.34
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           29899  DON R. JOHNSON                               0.95
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           29899  DON R. JOHNSON                               0.76
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894007  SCHARBAUER ED BATTERY                         29899  DON R. JOHNSON                               6.31
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           29900  H D ATCHISON                                 1.34
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           29900  H D ATCHISON                                 0.95
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           29900  H D ATCHISON                                 0.76
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894007  SCHARBAUER ED BATTERY                         29900  H D ATCHISON                                 6.31
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           29901  E E PALMER                                   1.34
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           29901  E E PALMER                                   0.95
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           29901  E E PALMER                                   0.76
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894007  SCHARBAUER ED BATTERY                         29901  E E PALMER                                   6.31
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           29902  E M PALMER                                   1.34
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           29902  E M PALMER                                   0.95
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           29902  E M PALMER                                   0.76
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894007  SCHARBAUER ED BATTERY                         29902  E M PALMER                                   6.31
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    34003  WADI PETROLEUM INC                          90.34
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3601001  JOHNSON                                       36123  ALEXANDRA ELLIOTT                          130.02
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3601002  JOHNSON 3                                     36123  ALEXANDRA ELLIOTT                           96.21
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3602001  RAILSBACK                                     36123  ALEXANDRA ELLIOTT                          270.21
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3603002  TUNNEL 1                                      36123  ALEXANDRA ELLIOTT                          132.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3603003  TUNNEL 2                                      36123  ALEXANDRA ELLIOTT                           97.67
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3601001  JOHNSON                                       36397  LOUIS NOHL JR                              189.08
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3601002  JOHNSON 3                                     36397  LOUIS NOHL JR                              201.93
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3602001  RAILSBACK                                     36397  LOUIS NOHL JR                              642.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3603001  TUNNEL (3 WELLS)                              36397  LOUIS NOHL JR                               44.63
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3603002  TUNNEL 1                                      36397  LOUIS NOHL JR                              226.45
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3603003  TUNNEL 2                                      36397  LOUIS NOHL JR                              153.92
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        38208  JOE GIEB III                                 2.79
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        38208  JOE GIEB III                                 0.21
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             38208  JOE GIEB III                                 0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        38232  KYLE L STALLINGS                             6.53
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        38232  KYLE L STALLINGS                             0.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P01  BUCKNER BAPT BENEVOLENCE 1,2,3,4              38704  ARCO OIL & GAS COMPANY                      92.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      40003  JAMES P RIGGS LIVING TRUST                   0.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      40003  JAMES P RIGGS LIVING TRUST                   6.14
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       40003  JAMES P RIGGS LIVING TRUST                   0.71
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        40125  SPINNAKER ROYALTY COMPANY                   46.16
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             40696  EASTLAND EXPLORATION INC                    82.51
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    42250  RUSSELL BRYAN MILLER AGENCY                  6.31
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    42251  DAVID CULLUM MILLER AGENCY                   6.31
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    42252  ERNEST BARGER MILLER AGENCY                  6.31
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8823001  KCM 201                                       42394  DENIS A DOYLE                                5.92
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    42684  JOSEPH E & TWILA M GOODING                  28.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       42977  C PENN HUMPHREY MINERAL TRUST                7.68
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       42980  FRANCES DANN MINERAL TRUST U/A               7.68
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       42981  FREDERICK FENYVESSY MIN TRUST                7.68
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       43016  JAMES THOMAS DANIEL II                      50.65
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       43045  WILLIAM OLIVER DANIEL                       50.65
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3535001  BROOKS 1-30                                   43489  HGB OIL COMPANY                              7.46
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       44043  WILBUR MAY FOUNDATION                       90.01
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3626050  BRADFORD B 1-10                               44225  RFW COMPANY                                 16.92
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    44233  RONALD J BYERS                              16.81
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       45268  ELSON OIL COMPANY                           81.01
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3572004  BAST A 1-18                                   45403  JERRY A WILCOX                               4.59
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3535001  BROOKS 1-30                                   45403  JERRY A WILCOX                               3.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3548001  CUNNINGHAM 1-110                              45403  JERRY A WILCOX                               1.10
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3548003  PARSONS 1-110                                 45403  JERRY A WILCOX                               4.86
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3548004  PARSONS 2-110                                 45403  JERRY A WILCOX                              10.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3568001  SCARBOROUGH 1-7                               45403  JERRY A WILCOX                               5.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3545001  YOUNGBLOOD 1-17                               45403  JERRY A WILCOX                               6.88
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3545002  YOUNGBLOOD 1-20                               45403  JERRY A WILCOX                              39.47
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3566001  PATTERSON 1-412                               45421  FRANK C SABATINI                             7.01
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       45512  THE TRUST COMPANY OF OKLAHOMA               15.91
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3626050  BRADFORD B 1-10                               45830  JOHN G SEAY JR                               2.93
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3626050  BRADFORD B 1-10                               46629  DAVID JACKMAN JR TRUST                       1.36
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P01  BUCKNER BAPT BENEVOLENCE 1,2,3,4              46629  DAVID JACKMAN JR TRUST                      14.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3548001  CUNNINGHAM 1-110                              46629  DAVID JACKMAN JR TRUST                       0.18
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3548003  PARSONS 1-110                                 46629  DAVID JACKMAN JR TRUST                       2.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3548004  PARSONS 2-110                                 46629  DAVID JACKMAN JR TRUST                       7.07
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3566001  PATTERSON 1-412                               46629  DAVID JACKMAN JR TRUST                       0.51
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3546001  ROGERS 1-6                                    46629  DAVID JACKMAN JR TRUST                       9.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       46629  DAVID JACKMAN JR TRUST                       6.74
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       46910  MARY STAHL                                   0.73
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       46918  MARY CRAIG TRUST                             0.73
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       46931  STEVE JOSEPH NOMINEE                        29.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       47012  ALICE ZLOTNICH                              10.08
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      47055  JANET ANDERSON LOEFFLER                      0.38
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      47055  JANET ANDERSON LOEFFLER                      0.19
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      47055  JANET ANDERSON LOEFFLER                      8.54
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      47055  JANET ANDERSON LOEFFLER                      9.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      47091  MYRTLE S SIMS                                0.35
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      47091  MYRTLE S SIMS                                0.18
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      47091  MYRTLE S SIMS                                7.47
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      47091  MYRTLE S SIMS                                8.23
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3572004  BAST A 1-18                                   47138  NATHAN B BUTCHER REVOCABLE TRU               6.38
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3535001  BROOKS 1-30                                   47138  NATHAN B BUTCHER REVOCABLE TRU               0.35
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3548001  CUNNINGHAM 1-110                              47138  NATHAN B BUTCHER REVOCABLE TRU               0.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3548003  PARSONS 1-110                                 47138  NATHAN B BUTCHER REVOCABLE TRU               2.13
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3548004  PARSONS 2-110                                 47138  NATHAN B BUTCHER REVOCABLE TRU               4.48
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3566001  PATTERSON 1-412                               47138  NATHAN B BUTCHER REVOCABLE TRU               2.57
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3546001  ROGERS 1-6                                    47138  NATHAN B BUTCHER REVOCABLE TRU              16.45
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3568001  SCARBOROUGH 1-7                               47138  NATHAN B BUTCHER REVOCABLE TRU              17.27
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3545001  YOUNGBLOOD 1-17                               47138  NATHAN B BUTCHER REVOCABLE TRU               1.59
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3545002  YOUNGBLOOD 1-20                               47138  NATHAN B BUTCHER REVOCABLE TRU              13.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      47157  JANE JOHNSON WILSON DEALING                  0.62
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      47157  JANE JOHNSON WILSON DEALING                  0.33
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      47157  JANE JOHNSON WILSON DEALING                 14.22
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      47157  JANE JOHNSON WILSON DEALING                 15.68
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8823001  KCM 201                                       47527  TOM E JOHNSON                                0.85
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           47698  PHYLLIS WEAVER PAYNE A                       1.87
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           47698  PHYLLIS WEAVER PAYNE A                       1.97
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           47698  PHYLLIS WEAVER PAYNE A                       1.29
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       47722  L F KEILER ESTATE                            9.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3566001  PATTERSON 1-412                               47736  THE CHALMERS FAMILY TRUST                    6.65
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       47990  GRACE GOLDEN                                24.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       48033  COLORADO NTN'L BNK AGENT FOR                 0.16
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3603001  TUNNEL (3 WELLS)                              48389  AMERADA HESS CORPORATION                -1,083.59
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3603002  TUNNEL 1                                      48389  AMERADA HESS CORPORATION                   327.19
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3603003  TUNNEL 2                                      48389  AMERADA HESS CORPORATION                  -282.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       48413  MJ THOMAS                                   15.02
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       48431  MJ THOMAS                                   15.02
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3548001  CUNNINGHAM 1-110                              48588  ROBERT D COWDERY TRUSTEE                     0.42
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3548003  PARSONS 1-110                                 48588  ROBERT D COWDERY TRUSTEE                     2.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3548004  PARSONS 2-110                                 48588  ROBERT D COWDERY TRUSTEE                     4.56
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3566001  PATTERSON 1-412                               48588  ROBERT D COWDERY TRUSTEE                     4.57
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       48737  SUSAN ELIZABETH HAMMOND                     50.65
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       48794  JOHN LEAVELL INVESTMENT CO                  41.53
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       48895  OLIVER H DANIEL & JAMES T DANI              77.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809004  BROWN GLORIETA 10-3                           49841  MOBIL PRODUCING TEXAS                       21.51
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             49841  MOBIL PRODUCING TEXAS                       17.24
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             49841  MOBIL PRODUCING TEXAS                       11.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        50981  GENE EARL KNIGHT                             6.87
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 50990  LAUREL HILL TRUST                            3.62
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             58001  MAX LEVIN                                    0.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             58001  MAX LEVIN                                    0.42
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685001  SCHARB 4-1                                    60149  CHERYL L POTENZIANI                         51.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       60591  LUCILLE A GRIM REVOCABLE TRST                9.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 60755  DMA COMPANY                                 30.34
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809008  BROWN GLORIETA 5-3                            62709  KEG A TEXAS GENERAL                          8.10
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809009  BROWN GLORIETA 5-4                            62709  KEG A TEXAS GENERAL                         12.18
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   62709  KEG A TEXAS GENERAL                          6.13
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        64398  BILL HOYET KNIGHT                            6.87
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894003  MILLARD BATTERY                               69203  WILLIAMS EXPLORATION CO                     20.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685001  SCHARB 4-1                                    71633  CYRENE L INMAN                              51.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685001  SCHARB 4-1                                    73298  C FRED LUTHY JR                             51.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        73926  HEYSER & CO A PARTNERSHIP                  748.45
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8834010  RUTLAND , STEVE 2                             74723  WILMA LAWRENCE                              20.77
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8834010  RUTLAND , STEVE 2                             74725  JOHN ARMOR                                  20.77
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8834010  RUTLAND , STEVE 2                             74727  MARGARET ELLIS                               8.71
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          75098  BOLDRICK PARTNERS D/B/A                     40.70
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         75098  BOLDRICK PARTNERS D/B/A                      3.36
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          75098  BOLDRICK PARTNERS D/B/A                      3.36
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX1018001  STATE OF TEXAS 1                              75104  ANN K BOWER                                  0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX1018001  STATE OF TEXAS 1                              75204  JOHN K EVANS - REVOCABLE TRUST               0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX1018001  STATE OF TEXAS 1                              75296  HAINES HILL                                  0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX1018001  STATE OF TEXAS 1                              75306  ROBERT G HOPPEL JR                           0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX1018001  STATE OF TEXAS 1                              75358  MASASHI KAWASAKI                             0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX1018001  STATE OF TEXAS 1                              75364  ANNA P KENT                                  0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX1018001  STATE OF TEXAS 1                              75385  FRANK KIRMSS                                 0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX1018001  STATE OF TEXAS 1                              75542  OLEAN ENTERPRISES                            0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX1018001  STATE OF TEXAS 1                              75570  PRIDE SERVICE INC                            0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX1018001  STATE OF TEXAS 1                              75630  SUHAIL T SHAYA TRUSTEE                       0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819023  MOSS , PAUL B 6                               77001  JUNE WILKINSON COWDEN                       77.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77134  KENNETH DONALD ANDERSON                      0.38
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77134  KENNETH DONALD ANDERSON                      0.19
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77134  KENNETH DONALD ANDERSON                      8.54
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77134  KENNETH DONALD ANDERSON                      9.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77135  GARY ANDERSON FELL                           0.38
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77135  GARY ANDERSON FELL                           0.19
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77135  GARY ANDERSON FELL                           8.54
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77135  GARY ANDERSON FELL                           9.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77142  NANCY HART FAUL                              1.27
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77142  NANCY HART FAUL                              0.64
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77142  NANCY HART FAUL                             28.58
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77142  NANCY HART FAUL                             31.75
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77155  R & J ROYALTY CORP                          10.65
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817P01  SLATOR 1,2,3,5,7,8                            77155  R & J ROYALTY CORP                         129.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77155  R & J ROYALTY CORP                          16.22
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77155  R & J ROYALTY CORP                         181.53
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77155  R & J ROYALTY CORP                         199.38
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817007  SLATOR 8                                      77155  R & J ROYALTY CORP                           4.11
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77157  HAROLD PETSCH BRELSFORD                    147.64
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817P01  SLATOR 1,2,3,5,7,8                            77157  HAROLD PETSCH BRELSFORD                  1,798.19
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77157  HAROLD PETSCH BRELSFORD                    225.53
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77157  HAROLD PETSCH BRELSFORD                  2,521.07
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77157  HAROLD PETSCH BRELSFORD                  2,769.10
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817007  SLATOR 8                                      77157  HAROLD PETSCH BRELSFORD                     57.08
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77166  ELIZABETH WHITAKER                           1.24
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77166  ELIZABETH WHITAKER                           0.62
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77166  ELIZABETH WHITAKER                          27.90
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77166  ELIZABETH WHITAKER                          31.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77167  CATHA BIRDSEYE                               1.27
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77167  CATHA BIRDSEYE                               0.64
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77167  CATHA BIRDSEYE                              28.58
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77167  CATHA BIRDSEYE                              31.75
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77179  NANCY ANDERSON OLSON                         0.38
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77179  NANCY ANDERSON OLSON                         0.19
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77179  NANCY ANDERSON OLSON                         8.54
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77179  NANCY ANDERSON OLSON                         9.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77184  PAULINE BUCHANAN TRUST                       1.46
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817P01  SLATOR 1,2,3,5,7,8                            77184  PAULINE BUCHANAN TRUST                      17.28
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77184  PAULINE BUCHANAN TRUST                       2.21
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77184  PAULINE BUCHANAN TRUST                      24.23
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77184  PAULINE BUCHANAN TRUST                      26.58
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817007  SLATOR 8                                      77184  PAULINE BUCHANAN TRUST                       0.55
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77186  CAROLYN K LISLE REVOCABLE TRUST              0.84
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77186  CAROLYN K LISLE REVOCABLE TRUST              0.42
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77186  CAROLYN K LISLE REVOCABLE TRUST             18.67
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77186  CAROLYN K LISLE REVOCABLE TRUST             20.57
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77204  L W BIDDICK TRUST                            1.65
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77204  L W BIDDICK TRUST                            0.84
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77204  L W BIDDICK TRUST                           37.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77204  L W BIDDICK TRUST                           41.17
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77224  CRAIG HART CHRISTIE TRUST 1                  1.82
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77224  CRAIG HART CHRISTIE TRUST 1                  0.93
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77224  CRAIG HART CHRISTIE TRUST 1                 41.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77224  CRAIG HART CHRISTIE TRUST 1                 45.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77228  KAREN SUE ANDERSON                           0.38
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77228  KAREN SUE ANDERSON                           0.19
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77228  KAREN SUE ANDERSON                           8.54
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77228  KAREN SUE ANDERSON                           9.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77231  PAULINE SLATOR TESTAMENTARY TRUST            0.20
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77231  PAULINE SLATOR TESTAMENTARY TRUST           10.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77231  PAULINE SLATOR TESTAMENTARY TRUST           -5.07
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77231  PAULINE SLATOR TESTAMENTARY TRUST           -5.54
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77232  MARY ANN CURTIS FAMILY TRUST                 0.84
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77232  MARY ANN CURTIS FAMILY TRUST                 0.42
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77232  MARY ANN CURTIS FAMILY TRUST                18.67
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77232  MARY ANN CURTIS FAMILY TRUST                20.57
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77233  PERRIN E JARRETT                             0.01
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77233  PERRIN E JARRETT                             0.14
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77233  PERRIN E JARRETT                            -0.08
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77233  PERRIN E JARRETT                            -0.07
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77234  NATIONSBANK OF TEXAS NA TRUST                0.95
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77234  NATIONSBANK OF TEXAS NA TRUST                0.45
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77234  NATIONSBANK OF TEXAS NA TRUST               21.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77234  NATIONSBANK OF TEXAS NA TRUST               23.51
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77235  M E TATE TRUST                               0.84
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77235  M E TATE TRUST                               0.42
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77235  M E TATE TRUST                              18.67
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77235  M E TATE TRUST                              20.58
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77236  ERNEST S ADAMS ESTATE                       14.95
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817P01  SLATOR 1,2,3,5,7,8                            77236  ERNEST S ADAMS ESTATE                      427.75
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77236  ERNEST S ADAMS ESTATE                       20.84
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77236  ERNEST S ADAMS ESTATE                       77.52
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77236  ERNEST S ADAMS ESTATE                       83.54
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817007  SLATOR 8                                      77236  ERNEST S ADAMS ESTATE                       13.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77239  ELIZABETH LEE MORRIS                         1.24
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77239  ELIZABETH LEE MORRIS                         0.62
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77239  ELIZABETH LEE MORRIS                        27.90
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77239  ELIZABETH LEE MORRIS                        31.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77240  CARTER BYRON CHRISTIE TRUST                  1.82
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77240  CARTER BYRON CHRISTIE TRUST                  0.93
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77240  CARTER BYRON CHRISTIE TRUST                 41.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77240  CARTER BYRON CHRISTIE TRUST                 45.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77255  PECK ENERGY CORPORATION                      0.45
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77255  PECK ENERGY CORPORATION                      0.25
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77255  PECK ENERGY CORPORATION                     10.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77255  PECK ENERGY CORPORATION                     11.77
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77259  KAY CHRISTIE TRUST I                         1.82
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77259  KAY CHRISTIE TRUST I                         0.93
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77259  KAY CHRISTIE TRUST I                        41.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77259  KAY CHRISTIE TRUST I                        45.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3566001  PATTERSON 1-412                               77263  MCNIC OIL & GAS MIDCONTINENT                86.96
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    77415  JANET HUNT BELLINGER ESTATE                 37.84
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      77473  INEZ TATE TRUST                              0.84
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      77473  INEZ TATE TRUST                              0.42
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      77473  INEZ TATE TRUST                             18.67
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      77473  INEZ TATE TRUST                             20.58
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          77775  SARAH E WORLOW                              31.58
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         77775  SARAH E WORLOW                               4.05
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          77775  SARAH E WORLOW                               4.05
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          77776  PAUL D WORLOW                               31.58
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         77776  PAUL D WORLOW                                4.05
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          77776  PAUL D WORLOW                                4.05
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8823001  KCM 201                                       77816  THE BARBARA J MAGRUDER TRUST                 3.75
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        78220  SHIRLEY HENDRICKSON WARE                     1.31
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        78221  HAL MAC HENDRICKSON                          1.31
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        78222  DONALD K HENDRICKSON                         1.31
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       78237  JANICE L BENNETT JONES                      60.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        78416  SAMUEL EUGENE BROWN ESTATE                  50.53
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       78569  MATTHEW G. DANIEL                          227.56
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 78757  HILLSIDE OIL & GAS, INC.                     4.29
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      78764  OUIDA D. CARRUTH                             1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      78764  OUIDA D. CARRUTH                            17.30
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                      78917  ELAINE L RILEY                               0.35
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                      78917  ELAINE L RILEY                               0.18
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                      78917  ELAINE L RILEY                               7.47
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                      78917  ELAINE L RILEY                               8.23
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       79338  KINGDOM INVESTMENTS, LIMITED                12.18
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             79522  NATALIE NICHOLS TRUST                        8.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             79522  NATALIE NICHOLS TRUST                        6.08
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                             79558  DONNA MARIE SMITH BURGESS, IND              -0.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                             79559  DONNA MARIE SMITH BURGESS, TRUSTE           -0.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3601001  JOHNSON                                       79742  TYLER RYAN OATMAN TRUST                     33.96
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3601002  JOHNSON 3                                     79742  TYLER RYAN OATMAN TRUST                     14.19
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3601001  JOHNSON                                       79743  TRENT WILSON OATMAN TRUST                   33.96
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3601002  JOHNSON 3                                     79743  TRENT WILSON OATMAN TRUST                   14.19
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      87762  SCHOELLKOPF SHENANDOAH PRTNRSP               1.76
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      87762  SCHOELLKOPF SHENANDOAH PRTNRSP              16.47
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      87901  RUSSELL KELCE                                1.36
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      87901  RUSSELL KELCE                                4.20
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       87901  RUSSELL KELCE                                1.24
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      87902  JAMES KELCE                                  1.36
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      87902  JAMES KELCE                                  4.20
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       87902  JAMES KELCE                                  1.24
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      87903  CAROLE LEE HENDERSON                         1.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      87903  CAROLE LEE HENDERSON                         4.17
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3576P02  SCHWERTNER - DANIEL 2&3                       87903  CAROLE LEE HENDERSON                         1.17
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809004  BROWN GLORIETA 10-3                           88343  TRIO PRODUCTION COMPANY LLC                413.42
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   88343  TRIO PRODUCTION COMPANY LLC               -399.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       88658  EDWIN PETER HERRMANN                         2.53
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       88659  ROBERT DAVID HERRMANN                        2.53
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819020  LONGBOTHAM UNIT 1                             89473  BETTY JO GREENE MORGAN LIVING               12.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                             89473  BETTY JO GREENE MORGAN LIVING               56.59
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             89661  ELMERINE BARRON WILKES                      74.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             89662  EVELYN BARRON JONES                         74.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             89663  LENORA BARRON JENKINS                       74.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             89664  GEORGE H BARRON                              0.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             89665  JEWELL MCWHERTER                             0.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             89666  BESSIE LEE BARRON VANCE                      0.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             89667  MARY ROBINSON                                0.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             89668  THYRA CROWDER                                0.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             89669  ELIZABETH STAFFORD                           0.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             89670  CHARLES HOMER BARRON ESTATE                 74.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             89671  MINNIE LOUISE O'BRIEN ESTATE               206.97
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             89672  ELMO EUGENE COLLINS ESTATE                  74.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             89825  WEST TEXAS MINERAL                           4.35
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             89826  BK ROYALTY JOINT VENTURE                     1.45
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              90024  FRANK R ADDIS II                            32.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              90024  FRANK R ADDIS II                            61.65
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              90027  DALE V ADDIS TRUST A                         2.59
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              90027  DALE V ADDIS TRUST A                        39.51
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              90028  DALE V ADDIS TRUST B                         7.90
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              90028  DALE V ADDIS TRUST B                       120.48
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              90029  JOHN J ADDIS                                12.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              90029  JOHN J ADDIS                                24.24
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              90030  JAMES D ADDIS                               12.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              90030  JAMES D ADDIS                               24.24
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864001  LOCKHART & BROWN 14 1                         90033  FRANK AGAR, JR                               0.26
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 90040  WILLIAM B ALLBRIGHT                         15.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8818001  FOSTER 11-C 1                                 90042  CHARLES C ALDRIDGE                           0.11
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864001  LOCKHART & BROWN 14 1                         90049  SAMUEL T ALEXANDER JR                        0.52
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8818001  FOSTER 11-C 1                                 90053  MARTIN L ALLDAY                              0.20
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          90058  JAMES ROY ALLEN                             13.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         90058  JAMES ROY ALLEN                              1.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          90058  JAMES ROY ALLEN                              1.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          90059  JOHN THOMAS ALLEN JR                        13.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         90059  JOHN THOMAS ALLEN JR                         1.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          90059  JOHN THOMAS ALLEN JR                         1.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          90061  NORA CASON ALLEN                            20.86
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         90061  NORA CASON ALLEN                             1.72
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          90061  NORA CASON ALLEN                             1.72
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      90090  THE ALVORD FOUNDATION                        1.48
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      90090  THE ALVORD FOUNDATION                       14.04
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894008  TXL SOUTH UNIT                                90092  JAY KAY AMBURGEY                             0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858002  UMPHRESS , C F 2-34                           90107  EMMEL WARREN ANDERSON                       12.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858002  UMPHRESS , C F 2-34                           90109  DONALD TAYLOR ANDERSON                      12.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      90117  LOIS M ANDREWS                               3.68
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      90117  LOIS M ANDREWS                              34.53
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             90121  ANSON MINERAL TRUST                          0.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             90121  ANSON MINERAL TRUST                          0.40
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             90130  MELINDA GIBSON ARCHER TRUST                  2.63
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             90130  MELINDA GIBSON ARCHER TRUST                  1.82
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      90131  VEVA ARCHER C/O STATE OF TX.,               68.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865005  NORMAN 2 (DEVONIAN)                           90131  VEVA ARCHER C/O STATE OF TX.,                0.35
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      90131  VEVA ARCHER C/O STATE OF TX.,              146.50
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865007  NORMAN 6                                      90131  VEVA ARCHER C/O STATE OF TX.,                1.92
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865009  NORMAN 8                                      90131  VEVA ARCHER C/O STATE OF TX.,               15.93
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819016  LONGBOTHAM , CORA A 6                         90162  AVALON ENERGY                               16.52
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819018  LONGBOTHAM , CORA B 5                         90162  AVALON ENERGY                                6.25
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819020  LONGBOTHAM UNIT 1                             90162  AVALON ENERGY                                3.65
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                             90162  AVALON ENERGY                               16.54
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 90172  C V BADGER                                 132.21
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              90173  ROBERT S BACKIEL JR                          2.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              90173  ROBERT S BACKIEL JR                          3.80
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880010  BAKER 16-17                                   90189  MARGARET RUTH BAKER                          0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880010  BAKER 16-17                                   90192  ROY W BAKER SR TRUST                         0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      90199  CAROLE ANNE BALLEW                           0.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      90199  CAROLE ANNE BALLEW                           0.87
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90206  N P BAR INC                                 12.18
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   90211  BRENDA BROWN BARBUTTI                        5.46
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8807002  JONES BC 1                                    90211  BRENDA BROWN BARBUTTI                    1,974.71
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   90212  DAVID GREGORY BARBUTTI                       1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8807002  JONES BC 1                                    90212  DAVID GREGORY BARBUTTI                     658.27
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   90213  KENNETH R BARBUTTI                           1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8807002  JONES BC 1                                    90213  KENNETH R BARBUTTI                         658.27
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   90214  PHILLIP PATRICK BARBUTTI                     1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8807002  JONES BC 1                                    90214  PHILLIP PATRICK BARBUTTI                   658.27
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 90220  STEVEN C BARNES                              0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              90233  SHARON ANN BARTH                            32.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              90233  SHARON ANN BARTH                            61.65
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      90238  ANNIE R BASS GRANDSONS TRUST                 2.74
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      90238  ANNIE R BASS GRANDSONS TRUST                25.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      90239  ANNIE R BASS GRANDSONS TRUST                 2.74
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      90239  ANNIE R BASS GRANDSONS TRUST                25.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      90240  ANNIE R BASS GRANDSONS TRUST                 2.74
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      90240  ANNIE R BASS GRANDSONS TRUST                25.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      90241  EDWARD P BASS                                2.74
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      90241  EDWARD P BASS                               25.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      90242  PERRY R BASS TRUSTEE                         6.03
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      90242  PERRY R BASS TRUSTEE                        56.70
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90244  RONALD F & PATTY A BAUER                     6.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           90277  RICHARD & ESTHER BELLAMY EDU                 2.86
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           90277  RICHARD & ESTHER BELLAMY EDU                 2.06
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           90277  RICHARD & ESTHER BELLAMY EDU                 1.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90284  BENNETT TRUSTS,BROWNFIELD ST.               40.56
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90285  DANIEL BENNETT 1989                         12.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90286  DAVID BENNETT 1989                          12.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        90287  ELIZABETH BENNETT                            7.22
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90288  GARY BENNETT                                30.42
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90289  GENE H BENNETT                              81.12
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90290  JOE B BENNETT 11-10-79 TEST TR               7.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90291  RICKY BENNETT                               30.42
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90299  WALTER BERGER JR                            17.27
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90331  THE BISHOP QUIN FOUNDATION                 150.65
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              90334  HELEN LEE BISHOP                             2.06
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              90334  HELEN LEE BISHOP                             3.90
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             90335  JEAN HARMON BISTLINE                        14.18
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             90335  JEAN HARMON BISTLINE                        50.14
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908003  BILLINGTON BATTERY                            90345  CORNELIA C BLAKE TRUSTEE                    48.05
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90345  CORNELIA C BLAKE TRUSTEE                    18.79
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90354  MARY D BLASINGAME C/O NCNB-TX              180.14
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90359  MARJORIE L BLOMSTROM TRUST                   9.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           90369  SHIRLEY M BOHAN                              0.79
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           90369  SHIRLEY M BOHAN                              0.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           90369  SHIRLEY M BOHAN                              0.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894007  SCHARBAUER ED BATTERY                         90369  SHIRLEY M BOHAN                              3.82
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      90388  MARGERY W BONNICH                            1.97
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      90388  MARGERY W BONNICH                           18.52
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90394  CAROLINE E BOONE                            55.50
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90395  CHRISTOPHER L BOONE                         55.54
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      90403  EDWARD O BOSHELL, JR.                        1.48
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      90403  EDWARD O BOSHELL, JR.                       14.04
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                   90426  DOROTHY DUVALL BOYER                       144.20
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819016  LONGBOTHAM , CORA A 6                         90430  GEORGE HARRY BRADLEY                        23.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819018  LONGBOTHAM , CORA B 5                         90430  GEORGE HARRY BRADLEY                         8.94
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819020  LONGBOTHAM UNIT 1                             90430  GEORGE HARRY BRADLEY                         5.17
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                             90430  GEORGE HARRY BRADLEY                        23.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819016  LONGBOTHAM , CORA A 6                         90431  MARJORIE A BRADLEY                          23.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819018  LONGBOTHAM , CORA B 5                         90431  MARJORIE A BRADLEY                           8.94
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819020  LONGBOTHAM UNIT 1                             90431  MARJORIE A BRADLEY                           5.17
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                             90431  MARJORIE A BRADLEY                          23.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                   90434  JAMES R BRAGG                                6.19
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    90436  BRADY FAMILY TRUST                           6.31
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    90438  NORMA BRADY LIFE ESTATE                     12.62
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8834010  RUTLAND , STEVE 2                             90448  CLARA LUCILLE BREEDING                      62.30
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    90455  MARY DEBORA BRADY                            6.31
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           90455  MARY DEBORA BRADY                            0.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           90455  MARY DEBORA BRADY                            0.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           90455  MARY DEBORA BRADY                            0.06
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           90456  WYATTE TATE BRANDY                           0.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           90456  WYATTE TATE BRANDY                           0.29
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           90456  WYATTE TATE BRANDY                           0.24
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894007  SCHARBAUER ED BATTERY                         90456  WYATTE TATE BRANDY                           1.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    90474  RUTH COUSINS BRINK TRUST                    15.13
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858002  UMPHRESS , C F 2-34                           90486  FRANK BROYLES                               27.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          90488  ARMILDA POWELL BRODIE TRUST,                27.06
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         90488  ARMILDA POWELL BRODIE TRUST,                 3.47
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          90488  ARMILDA POWELL BRODIE TRUST,                 3.47
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   90489  BROWN ROYALTIES                              6.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858001  UMPHRESS , C F 1                              90501  C F BOWEN TRUSTEE                          349.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858002  UMPHRESS , C F 2-34                           90501  C F BOWEN TRUSTEE                          613.88
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858003  UMPHRESS , C F 3-34                           90501  C F BOWEN TRUSTEE                          436.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      90511  JACK P BROWN                                 9.18
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      90511  JACK P BROWN                                86.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8818001  FOSTER 11-C 1                                 90513  MARHTA MAE BROWN                            13.90
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   90515  MARSHALL EVANS BROWN                         1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90518  ROBIN LAIRD BROWN                           13.47
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   90524  ESTATE OF WILBUR CARR BROWN                  5.46
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90527  PATSY BROWNING                               5.38
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90550  BURTON D BUCKLEY, U/W/O,                     5.72
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90553  MARGUERITE C BUCKLEY TRST.                   5.72
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90560  THE BUFFALO CO                              15.22
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        90568  MARILYNN S BURGER TRUST                      6.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819023  MOSS , PAUL B 6                               90568  MARILYNN S BURGER TRUST                     74.29
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858001  UMPHRESS , C F 1                              90592  TRESSYE E BURRELL, INDIV & IND               8.79
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858002  UMPHRESS , C F 2-34                           90592  TRESSYE E BURRELL, INDIV & IND              13.97
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858003  UMPHRESS , C F 3-34                           90592  TRESSYE E BURRELL, INDIV & IND              13.85
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880004  FRIEND 4-1                                    90593  BURRELL BROS DRAGLINE SERV                  24.11
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880004  FRIEND 4-1                                    90594  JAMES J BURRELL                              9.65
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             90607  LEON GEDDIS BYERLEY JR &                     0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             90607  LEON GEDDIS BYERLEY JR &                     0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             90612  JEANNINE HOOPER BYRON                       11.01
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             90612  JEANNINE HOOPER BYRON                       39.16
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8818001  FOSTER 11-C 1                                 90669  CAROL ANN CANTRELL                           2.87
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    90670  CANYON EXPLORATION CO                       27.33
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8823001  KCM 201                                       90674  ALEX E CARAMEROS TRUST                      77.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8823001  KCM 201                                       90675  CLC CHILDRENS TRUST                         77.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8823001  KCM 201                                       90676  GREGORY D CARAMEROS                         77.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8823001  KCM 201                                       90677  MARY ANN CARAMEROS                          74.93
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8670001  CROOKED CREEK STATE A 1                       90681  A T CARLETON                                36.06
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              90682  THOMAS S CARL                                2.06
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              90682  THOMAS S CARL                                3.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8823001  KCM 201                                       90682  THOMAS S CARL                                1.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90686  LYLE P CARMONY                               5.85
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8823001  KCM 201                                       90697  CHARLES M CARPENTER                          2.75
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8838011  WHARTON UNIT                                  90727  BEVERLY K CHALLE                            52.01
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      90744  M E CHAPPELL, JR                             0.46
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      90744  M E CHAPPELL, JR                             4.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90756  JOYCE B CHILDERS                            60.84
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8834010  RUTLAND , STEVE 2                             90770  DIANE DAVIDSON CLAIBORNE                    78.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90821  WILLIAM COHAGAN MINERAL TRUST               23.03
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             90827  ROGER W COIL                                 4.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             90827  ROGER W COIL                                 3.20
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             90828  BEVERLY NIX COINER                          11.34
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             90828  BEVERLY NIX COINER                          40.12
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             90829  EMILY CHRISTINE COINER                       5.67
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             90829  EMILY CHRISTINE COINER                      20.07
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             90830  RICHARD TIDE COINER III                     11.34
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             90830  RICHARD TIDE COINER III                     40.12
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             90831  SCOTT ARTHUR COINER                         31.45
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             90831  SCOTT ARTHUR COINER                        117.33
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             90832  WILLIAM L COINER                            11.34
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             90832  WILLIAM L COINER                            40.12
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      90846  CHESTER R COLE TRUST                         4.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      90846  CHESTER R COLE TRUST                        43.22
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      90847  JAN COLEMAN                                 66.86
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865005  NORMAN 2 (DEVONIAN)                           90847  JAN COLEMAN                                  0.34
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      90847  JAN COLEMAN                                142.48
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865007  NORMAN 6                                      90847  JAN COLEMAN                                  1.86
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865009  NORMAN 8                                      90847  JAN COLEMAN                                 15.51
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90848  YVONNE B COLLIE                            117.59
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    90855  CHARLES H COLL                              12.62
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    90865  JON F COLL                                  12.62
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90893  THEODOSIA WALLACE COOK                      24.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             90905  JIMMIE T COOPER                             16.69
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679001  HUSTON , R H JR 2                             90905  JIMMIE T COOPER                             13.46
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679002  HUSTON , R H JR 3                             90905  JIMMIE T COOPER                             13.46
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             90905  JIMMIE T COOPER                             31.10
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       90906  MARGARET E COOPER                            6.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8684001  PEOPLES 32 STATE 1                            90911  CORBETT PETROLEUM INC.                      69.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 90913  DAGNY JANSS CORCORAN                         3.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        90928  CHARLENE T COWDEN                           49.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8823001  KCM 201                                       90933  R B COWDEN FAMILY PROPERTIES,                9.74
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819001  COWDEN , E F D 3                              90938  WRIGHT E COWDEN                            -35.03
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             90943  A. COX, THELMA COX, EXRX                     1.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        90947  ESTATE OF CHARLES G COWDEN                  49.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        90949  GEORGE E COWDEN TRST I-JEANETT              49.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        90955  JERRY EUGENE COWDEN III                     93.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        90956  LOU COWDEN                                  63.98
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        90959  W H (BILL) COWDEN JR                        63.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        90960  WILLIAM HENRY COWDEN                        49.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             90962  THELMA COX                                   2.81
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        90968  MELISSA LYNN COYNER 1987 TRST.               6.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819023  MOSS , PAUL B 6                               90968  MELISSA LYNN COYNER 1987 TRST.              74.29
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      90980  VALERIE GENE CREECH                          0.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      90980  VALERIE GENE CREECH                          0.87
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        90994  NEIL B CROW                                  3.62
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       91003  SHARON R CULLERS                            60.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858001  UMPHRESS , C F 1                              91006  IRIS A.T. CUNNINGHAM, #2964                 13.68
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858002  UMPHRESS , C F 2-34                           91006  IRIS A.T. CUNNINGHAM, #2964                  9.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858003  UMPHRESS , C F 3-34                           91006  IRIS A.T. CUNNINGHAM, #2964                 21.55
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             91014  JERRY JON CURRIE TRUST                     298.73
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             91014  JERRY JON CURRIE TRUST                     334.98
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             91015  JERRY JON CURRIE                             8.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             91015  JERRY JON CURRIE                             6.08
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             91016  WILLIAM NEEL CURRIE TRUST                   32.42
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             91016  WILLIAM NEEL CURRIE TRUST                   21.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             91017  WILLIAM NEEL CURRIE                          8.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             91017  WILLIAM NEEL CURRIE                          6.08
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819016  LONGBOTHAM , CORA A 6                         91022  CHRISTOPHER W CUTRER                         4.30
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819018  LONGBOTHAM , CORA B 5                         91022  CHRISTOPHER W CUTRER                         1.84
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819020  LONGBOTHAM UNIT 1                             91022  CHRISTOPHER W CUTRER                         0.69
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                             91022  CHRISTOPHER W CUTRER                         2.72
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819016  LONGBOTHAM , CORA A 6                         91023  CHRISTIOPHER W AND                           4.30
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819018  LONGBOTHAM , CORA B 5                         91023  CHRISTIOPHER W AND                           1.84
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819020  LONGBOTHAM UNIT 1                             91023  CHRISTIOPHER W AND                           0.69
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                             91023  CHRISTIOPHER W AND                           2.72
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 91027  MARY JANSS                                   3.40
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           91029  MILDRED DAILEY                               0.14
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           91029  MILDRED DAILEY                               0.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           91029  MILDRED DAILEY                               0.08
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894007  SCHARBAUER ED BATTERY                         91029  MILDRED DAILEY                               1.76
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       91050  ROBERT STEVEN DAVIDSON                      81.11
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894008  TXL SOUTH UNIT                                91052  DAVIS BROS LLC                               9.20
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 91084  MILDRED GILL DURAPAU                         1.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      91090  ELIZABETH MCCELCEY DAY                       2.29
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      91090  ELIZABETH MCCELCEY DAY                      21.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           91100  EILEEN L DELOACH                             0.79
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           91100  EILEEN L DELOACH                             0.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           91100  EILEEN L DELOACH                             0.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894007  SCHARBAUER ED BATTERY                         91100  EILEEN L DELOACH                             3.81
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      91102  JOE DENNIS                                   3.87
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865005  NORMAN 2 (DEVONIAN)                           91102  JOE DENNIS                                   0.02
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      91102  JOE DENNIS                                   8.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865007  NORMAN 6                                      91102  JOE DENNIS                                   0.12
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865009  NORMAN 8                                      91102  JOE DENNIS                                   0.91
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819016  LONGBOTHAM , CORA A 6                         91135  DAVID DONNELLY TRS.DTD 12-1-93              17.70
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819018  LONGBOTHAM , CORA B 5                         91135  DAVID DONNELLY TRS.DTD 12-1-93               6.72
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819020  LONGBOTHAM UNIT 1                             91135  DAVID DONNELLY TRS.DTD 12-1-93               3.90
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                             91135  DAVID DONNELLY TRS.DTD 12-1-93              17.71
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858002  UMPHRESS , C F 2-34                           91152  J LYLE DOWNS (ESCH-95)                      44.72
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           91153  MRS C F DOYLE                                0.21
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           91153  MRS C F DOYLE                                0.16
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           91153  MRS C F DOYLE                                0.12
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894007  SCHARBAUER ED BATTERY                         91153  MRS C F DOYLE                                2.82
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        91169  FRANCES E COWDEN DUKE                    2,906.63
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8833001  RIGGS A 1                                     91171  DUNAGAN OIL COMPANY INC                      0.67
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              91172  GEORGE A DUNAWAY                             3.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              91172  GEORGE A DUNAWAY                             6.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              91173  JAMES HOWARD DUNAWAY ESTATE                  3.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              91173  JAMES HOWARD DUNAWAY ESTATE                  6.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858001  UMPHRESS , C F 1                              91179  EUNICE CARROL DUNCAN                         4.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858002  UMPHRESS , C F 2-34                           91179  EUNICE CARROL DUNCAN                         6.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858003  UMPHRESS , C F 3-34                           91179  EUNICE CARROL DUNCAN                         6.93
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858001  UMPHRESS , C F 1                              91180  JAMES O. DUNCAN                              4.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858002  UMPHRESS , C F 2-34                           91180  JAMES O. DUNCAN                              6.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858003  UMPHRESS , C F 3-34                           91180  JAMES O. DUNCAN                              6.93
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                   91203  ANNE FEROL DUVALL                          144.20
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    91229  JOHN T ECHOLS                               31.85
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             91233  CATHERINE R EDSON                            4.72
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             91233  CATHERINE R EDSON                           16.71
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           91244  SISTER MARIE EDWARD                          0.21
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           91244  SISTER MARIE EDWARD                          0.16
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           91244  SISTER MARIE EDWARD                          0.12
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894007  SCHARBAUER ED BATTERY                         91244  SISTER MARIE EDWARD                          2.82
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           91248  ROBERT BOYCE EIDSON                         13.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           91248  ROBERT BOYCE EIDSON                         14.77
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           91248  ROBERT BOYCE EIDSON                          9.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908003  BILLINGTON BATTERY                            91249  GUY MERWYN EILAND                        1,026.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908003  BILLINGTON BATTERY                            91250  WALTER PAIGE EILAND                         79.14
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                   91257  ANDREW C ELLIOTT JR                         16.22
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                   91258  JOHN ROBERT ELLIOTT                         16.22
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        91264  N K ELLIS TRUST #1, 1ST BK                  15.79
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       91282  EPISCOPAL THEOLOGICAL SEMINARY              32.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             91287  THOMAS J ERLING                           -163.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          91289  LINDA K ESTES                               39.75
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         91289  LINDA K ESTES                                3.27
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          91289  LINDA K ESTES                                3.27
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          91290  RALPH E ESTES III                           55.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         91290  RALPH E ESTES III                            4.57
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          91290  RALPH E ESTES III                            4.57
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          91291  SHARON W ESTES                              39.75
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         91291  SHARON W ESTES                               3.27
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          91291  SHARON W ESTES                               3.27
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          91293  WILLIAM K ESTES                          1,057.53
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908004  POWELL , R V ET AL 1 (TREND)                  91293  WILLIAM K ESTES                            291.69
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         91293  WILLIAM K ESTES                            396.08
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908007  POWELL , R V ET AL 13                         91293  WILLIAM K ESTES                            226.92
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908009  POWELL , R V ET AL 15                         91293  WILLIAM K ESTES                            140.65
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908011  POWELL , R V ET AL 5                          91293  WILLIAM K ESTES                            250.30
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          91293  WILLIAM K ESTES                            403.69
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908013  POWELL , R V ET AL 9                          91293  WILLIAM K ESTES                            217.30
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           91297  GLORIA STREET EUHUS                          4.03
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           91297  GLORIA STREET EUHUS                          2.87
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           91297  GLORIA STREET EUHUS                          2.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             91298  JAMES T EVANS                               19.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             91299  GERALD W EVANS                              19.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             91305  ESTATE OF RAYMOND C EVANS                    2.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           91309  WILLIAM L EVANS JR                           2.56
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           91309  WILLIAM L EVANS JR                           1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           91309  WILLIAM L EVANS JR                           1.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894008  TXL SOUTH UNIT                                91309  WILLIAM L EVANS JR                           0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809008  BROWN GLORIETA 5-3                            91319  JANELL L EVEREST TRUSTEE                    18.26
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809009  BROWN GLORIETA 5-4                            91319  JANELL L EVEREST TRUSTEE                    27.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8791003  LONG E M 1                                    91344  JOHN ALDEN FARRELL                          21.79
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8791004  NEWTON 1                                      91344  JOHN ALDEN FARRELL                          24.01
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8791003  LONG E M 1                                    91345  THELMA B FARRELL, U/W/O                     43.63
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8791004  NEWTON 1                                      91345  THELMA B FARRELL, U/W/O                     48.02
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           91346  WALTER L FARRINGTON III                     27.97
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           91346  WALTER L FARRINGTON III                     29.50
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           91346  WALTER L FARRINGTON III                     19.19
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 91366  SUSAN JANSS FERGUSON                         3.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819023  MOSS , PAUL B 6                               91370  DORIS JEAN FINE                              6.46
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        91372  W W LAFORCE TEST TR #99149700               63.98
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        91372  W W LAFORCE TEST TR #99149700                6.13
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8807002  JONES BC 1                                    91379  FIRST NATIONAL BK & TRUST OF               851.11
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       91382  WANDA B FLETCHER                           117.59
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894003  MILLARD BATTERY                               91403  FLORENCE M FLYNN                             1.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           91403  FLORENCE M FLYNN                             2.12
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           91403  FLORENCE M FLYNN                             1.54
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           91403  FLORENCE M FLYNN                             1.24
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894007  SCHARBAUER ED BATTERY                         91403  FLORENCE M FLYNN                            30.22
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894003  MILLARD BATTERY                               91404  W B FLYNN JR                                 0.36
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           91404  W B FLYNN JR                                 0.69
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           91404  W B FLYNN JR                                 0.52
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           91404  W B FLYNN JR                                 0.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894007  SCHARBAUER ED BATTERY                         91404  W B FLYNN JR                                10.16
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             91408  MARIE FLETCHER                               8.35
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679001  HUSTON , R H JR 2                             91408  MARIE FLETCHER                               6.73
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679002  HUSTON , R H JR 3                             91408  MARIE FLETCHER                               6.73
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             91408  MARIE FLETCHER                              15.55
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880004  FRIEND 4-1                                    91409  LARRY L FINKLEA                           -159.91
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 91411  ELIZABETH FOGERSON                           0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8838011  WHARTON UNIT                                  91412  MALINDA FISHER                              99.92
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    91414  BETTY RUTH FOGLEMAN                          8.40
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864001  LOCKHART & BROWN 14 1                         91422  HYACINTH THEODORE FORGERON                 223.87
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864002  LOCKHART & BROWN 14 2                         91422  HYACINTH THEODORE FORGERON                 118.59
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864003  LOCKHART & BROWN 14 3                         91422  HYACINTH THEODORE FORGERON                  64.48
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819023  MOSS , PAUL B 6                               91431  ROYAL T FOSTER JR                           25.86
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       91435  FREEMAN P FOUNTAIN &                         6.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        91469  A D FREEMAN                                  6.87
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          91483  MAVIS RODMAN FRIZZELL                    4,592.80
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908004  POWELL , R V ET AL 1 (TREND)                  91483  MAVIS RODMAN FRIZZELL                    1,531.24
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         91483  MAVIS RODMAN FRIZZELL                    1,971.93
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908007  POWELL , R V ET AL 13                         91483  MAVIS RODMAN FRIZZELL                    1,191.30
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908009  POWELL , R V ET AL 15                         91483  MAVIS RODMAN FRIZZELL                      738.26
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908011  POWELL , R V ET AL 5                          91483  MAVIS RODMAN FRIZZELL                    1,314.07
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          91483  MAVIS RODMAN FRIZZELL                    2,119.47
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908013  POWELL , R V ET AL 9                          91483  MAVIS RODMAN FRIZZELL                    1,140.82
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      91484  WILLIAM J FROELICH                         144.98
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865005  NORMAN 2 (DEVONIAN)                           91484  WILLIAM J FROELICH                           0.75
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      91484  WILLIAM J FROELICH                         308.79
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865007  NORMAN 6                                      91484  WILLIAM J FROELICH                           4.06
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865009  NORMAN 8                                      91484  WILLIAM J FROELICH                          33.67
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       91487  JOHN FUNK                                   11.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894008  TXL SOUTH UNIT                                91501  GMF PARTNERS LTD A TEXAS                     6.04
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           91504  GMF PARTNERS LTD                             2.56
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           91504  GMF PARTNERS LTD                             1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           91504  GMF PARTNERS LTD                             1.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             91506  JIMI S GADZIA                               12.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             91506  JIMI S GADZIA                               44.56
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    91534  GEODYNE NOMINEE CORPORATION                  9.71
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        91535  JANICE MAREK GENSLER                        63.98
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        91550  LYNNE COWDEN GIBSON                         63.98
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             91551  MICHAEL A GIBSON TRUST                       2.63
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             91551  MICHAEL A GIBSON TRUST                       1.82
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908003  BILLINGTON BATTERY                            91553  RICHARD C GIBSON                            39.59
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          91566  KITABEL GILLIAM                             27.06
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         91566  KITABEL GILLIAM                              3.47
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          91566  KITABEL GILLIAM                              3.47
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864001  LOCKHART & BROWN 14 1                         91569  ANN A GILMARTIN FAMILY TRUST                 0.52
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             91583  MARY LOU M GLASS                            18.91
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             91583  MARY LOU M GLASS                            66.85
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             91598  DOUGLAS GOLDER                               4.72
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             91598  DOUGLAS GOLDER                              16.71
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      91599  GRACE GOLDIN                               206.48
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865005  NORMAN 2 (DEVONIAN)                           91599  GRACE GOLDIN                                 1.29
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      91599  GRACE GOLDIN                               382.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865007  NORMAN 6                                      91599  GRACE GOLDIN                                 1.29
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865009  NORMAN 8                                      91599  GRACE GOLDIN                                32.93
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       91613  CRISWELL GONZALEZ MIN. TR                   23.03
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      91630  JUDITH LEE GORDY                            70.87
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865005  NORMAN 2 (DEVONIAN)                           91630  JUDITH LEE GORDY                             0.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      91630  JUDITH LEE GORDY                           149.64
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865007  NORMAN 6                                      91630  JUDITH LEE GORDY                             1.13
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865009  NORMAN 8                                      91630  JUDITH LEE GORDY                            15.93
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      91631  JOYCE M GORE                                 2.29
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      91631  JOYCE M GORE                                21.62
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819016  LONGBOTHAM , CORA A 6                         91633  JAMES W GOSS                                46.19
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819018  LONGBOTHAM , CORA B 5                         91633  JAMES W GOSS                                18.26
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      91638  DON GOURLEY AND BETTY GOURLEY                4.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      91638  DON GOURLEY AND BETTY GOURLEY               43.22
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        91639  GRACE WOOLLEY GOWAN                         91.86
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             91645  BROOK H GRAHAM                              12.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             91645  BROOK H GRAHAM                              44.56
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             91646  CURTIS S GRAHAM                             12.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             91646  CURTIS S GRAHAM                             44.56
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             91647  ROBERT L GRAHAM JR                          12.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             91647  ROBERT L GRAHAM JR                          44.56
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819023  MOSS , PAUL B 6                               91653  LUCILLE GRAHAM                              77.50
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858001  UMPHRESS , C F 1                              91665  SUE BOYKIN GRAVES                           21.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858003  UMPHRESS , C F 3-34                           91665  SUE BOYKIN GRAVES                           33.87
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819020  LONGBOTHAM UNIT 1                             91676  JAMES LEWIS GREENE JR                       12.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                             91676  JAMES LEWIS GREENE JR                       57.86
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 91694  CHARLES M GREGSON                          489.56
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   91710  DEBORAH BROWN GRISSEN                        1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   91711  DEIRDRE JOHNSON ,D GRISSEN                   7.53
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             91715  NANCY COINER GROTHE                         11.34
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             91715  NANCY COINER GROTHE                         40.13
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894008  TXL SOUTH UNIT                                91721  ROBERT BIRL GUINN                            0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      91728  J C GUNTER, JR                               0.46
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      91728  J C GUNTER, JR                               4.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819016  LONGBOTHAM , CORA A 6                         91736  MARY CATHERINE HACKNEY                      23.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819018  LONGBOTHAM , CORA B 5                         91736  MARY CATHERINE HACKNEY                       8.94
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819020  LONGBOTHAM UNIT 1                             91736  MARY CATHERINE HACKNEY                       5.17
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                             91736  MARY CATHERINE HACKNEY                      23.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        91738  THE HAHN OIL COMPANY                        12.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       91747  DOROTHY WALLACE HALL                        24.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       91752  FLORENCE M HALL TRUST                       60.84
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       91753  FLORENCE THELMA HALL TRUSTS                 60.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880004  FRIEND 4-1                                    91760  CONSTANCE A HALL                             5.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880004  FRIEND 4-1                                    91761  CONSTANCE HALL TRUST                         5.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8686001  ALLIED 7 FED 1                                91762  E B HALL                                    12.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8686002  ALLIED 7 FED 2                                91762  E B HALL                                    15.53
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8686003  ALLIED 7 FED 3                                91762  E B HALL                                    13.53
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8686004  ALLIED 7 FED 4                                91762  E B HALL                                    12.97
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          91773  MRS FRANCES HALLMARK                        59.33
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         91773  MRS FRANCES HALLMARK                         4.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          91773  MRS FRANCES HALLMARK                         4.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8686001  ALLIED 7 FED 1                                91775  HALLBERGEN & CO                             12.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8686002  ALLIED 7 FED 2                                91775  HALLBERGEN & CO                             15.53
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8686003  ALLIED 7 FED 3                                91775  HALLBERGEN & CO                             13.53
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8686004  ALLIED 7 FED 4                                91775  HALLBERGEN & CO                             12.97
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8838011  WHARTON UNIT                                  91776  KAREN L MALIN                               52.01
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      91835  ADAIRE M HARRIS                              0.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      91835  ADAIRE M HARRIS                              3.50
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              91843  JAMES L HARRIS                               7.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              91843  JAMES L HARRIS                              15.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880004  FRIEND 4-1                                    91851  DAVID B HARRISON                             4.88
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              91863  HAROLD G HARTSOCK TRUST                      1.20
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              91863  HAROLD G HARTSOCK TRUST                      2.27
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              91865  MARTHA C HARTSOCK TRUST                      1.20
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              91865  MARTHA C HARTSOCK TRUST                      2.27
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              91866  WILLIS R HARTSOCK TRUST                      1.20
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              91866  WILLIS R HARTSOCK TRUST                      2.27
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                   91871  MARIAN NORDAN HARWELL                       67.94
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             91875  JULIE ANN KLINGSMITH HASTEDT                 5.67
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             91875  JULIE ANN KLINGSMITH HASTEDT                20.07
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          91880  BETTY J HAWKINS                             62.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         91880  BETTY J HAWKINS                              5.17
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          91880  BETTY J HAWKINS                              5.17
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             91894  DEBRA JOHNSON HEAD                          81.02
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             91894  DEBRA JOHNSON HEAD                          14.04
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           91894  DEBRA JOHNSON HEAD                           1.64
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           91894  DEBRA JOHNSON HEAD                           1.73
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           91894  DEBRA JOHNSON HEAD                           1.12
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        91896  ANNA CLAIRE HEARD PARISEAU                  45.92
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             91907  ISABEL K HELLER                              5.67
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             91907  ISABEL K HELLER                             20.07
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8800005  CALVERLEY 6-24                                91911  FRANK C. HELMS                              11.34
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           91913  ANN EVANS HENCKELS                           2.56
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           91913  ANN EVANS HENCKELS                           1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           91913  ANN EVANS HENCKELS                           1.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894008  TXL SOUTH UNIT                                91913  ANN EVANS HENCKELS                           2.76
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        91915  DOROTHY L HENDERSON TTEE #862                6.26
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        91927  A N HENDRICKSON TR,TTEE #1851               11.84
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        91928  IRMA WRAGE HENDRICKSON TR,#804              15.79
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       91929  JAMES C HENEFEY                              1.28
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       91930  JACK R HENEFEY                               1.28
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       91939  RICHARD P HENRY JR                           1.28
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          91945  JANE POWELL HENSON                          62.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         91945  JANE POWELL HENSON                           5.17
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          91945  JANE POWELL HENSON                           5.17
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8823001  KCM 201                                       91948  HERD PARTNERS LTD                            4.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        91950  CLIFTON LA FORCE HERNDON                     7.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        91950  CLIFTON LA FORCE HERNDON                     0.25
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880004  FRIEND 4-1                                    91984  LUTHER HENRY HILL JR                        11.24
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 91997  LAVRAE HILLMAN                               0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        92012  BRADY HODGE                                  2.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858001  UMPHRESS , C F 1                              92018  ANNETTE HODNETT                             21.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858003  UMPHRESS , C F 3-34                           92018  ANNETTE HODNETT                             33.87
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       92022  JANE MOODY HOGAN                            10.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           92036  ZOLA MAE HOLLAND                            13.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           92036  ZOLA MAE HOLLAND                            14.77
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           92036  ZOLA MAE HOLLAND                             9.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8834010  RUTLAND , STEVE 2                             92069  SANDRA JUNE HOLMES                          62.30
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8791003  LONG E M 1                                    92081  JANE GREENE HOOPER                          14.52
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8791004  NEWTON 1                                      92081  JANE GREENE HOOPER                          15.97
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             92088  DEMAR JOHNSON HOPSON                        81.02
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             92088  DEMAR JOHNSON HOPSON                        14.04
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           92088  DEMAR JOHNSON HOPSON                         1.64
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           92088  DEMAR JOHNSON HOPSON                         1.73
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           92088  DEMAR JOHNSON HOPSON                         1.12
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8823001  KCM 201                                       92089  BETTY JO HORN                                5.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             92118  HRH PROPERTIES LTD                           6.14
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             92118  HRH PROPERTIES LTD                           4.25
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             92137  LAURA MAUDO RATLIFF HUITT                    8.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             92137  LAURA MAUDO RATLIFF HUITT                    6.08
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 92152  HUNT OIL COMPANY                        -1,443.13
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        92153  JEAN EDNA HUNT                               6.26
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        92192  J M MINERAL & LAND CO INC                   36.65
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819016  LONGBOTHAM , CORA A 6                         92211  CYNTHIA A JAMES                              0.68
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819018  LONGBOTHAM , CORA B 5                         92211  CYNTHIA A JAMES                              0.29
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819020  LONGBOTHAM UNIT 1                             92211  CYNTHIA A JAMES                              0.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                             92211  CYNTHIA A JAMES                              0.72
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 92216  LAWRENCE C JANSS                           200.30
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 92217  PETER JANSS                                  3.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 92218  WILLIAM CLUFF JANSS, JR.                    48.13
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      92222  DR H JAWORSKI                                9.18
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      92222  DR H JAWORSKI                               86.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             92223  MELVIN G JAYROE                              0.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             92243  F K JOHNSON IV & M JOHNSON                  36.45
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             92243  F K JOHNSON IV & M JOHNSON                   6.33
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           92270  F K JOHNSON & M H JOHNSON                    3.59
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           92270  F K JOHNSON & M H JOHNSON                    2.59
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           92270  F K JOHNSON & M H JOHNSON                    2.10
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894007  SCHARBAUER ED BATTERY                         92270  F K JOHNSON & M H JOHNSON                   17.06
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8838011  WHARTON UNIT                                  92281  FORREST M JOHNSTON                          69.35
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8838011  WHARTON UNIT                                  92282  GARY A JOHNSTON                             99.92
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8838011  WHARTON UNIT                                  92285  JACK B JOHNSTON                             99.92
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          92358  LENA JUNE JOURNAGAN                         62.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         92358  LENA JUNE JOURNAGAN                          5.17
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          92358  LENA JUNE JOURNAGAN                          5.17
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864001  LOCKHART & BROWN 14 1                         92388  LOUIS E KEARNEY                            559.72
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864002  LOCKHART & BROWN 14 2                         92388  LOUIS E KEARNEY                            296.62
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864003  LOCKHART & BROWN 14 3                         92388  LOUIS E KEARNEY                            161.22
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858001  UMPHRESS , C F 1                              92412  DAVID H KELSEY                              20.54
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858002  UMPHRESS , C F 2-34                           92412  DAVID H KELSEY                              13.97
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858003  UMPHRESS , C F 3-34                           92412  DAVID H KELSEY                              32.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858001  UMPHRESS , C F 1                              92413  RICHARD H KELSEY TR, ANN E.&                20.54
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858002  UMPHRESS , C F 2-34                           92413  RICHARD H KELSEY TR, ANN E.&                13.97
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858003  UMPHRESS , C F 3-34                           92413  RICHARD H KELSEY TR, ANN E.&                32.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          92431  MILDRED JEWELL KENYON                       62.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         92431  MILDRED JEWELL KENYON                        5.17
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          92431  MILDRED JEWELL KENYON                        5.17
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8823001  KCM 201                                       92437  LAURA NEWMAN KICKHOEFER                     18.79
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        92451  MICHAEL ALLEN KING                          63.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        92452  NELL COWDEN KING                            63.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        92454  PATRICK COWDEN KING                         63.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        92455  TOM J KING JR                               63.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8791003  LONG E M 1                                    92456  VIRGINIA JANE KING                          21.79
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8791004  NEWTON 1                                      92456  VIRGINIA JANE KING                          24.01
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8838011  WHARTON UNIT                                  92467  THELMA M KIRKPATRICK                        69.35
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             92471  BARRY D KLINGSMITH                           5.67
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             92471  BARRY D KLINGSMITH                          20.07
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             92472  FREDERICK D KLINGSMITH                       5.67
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             92472  FREDERICK D KLINGSMITH                      20.07
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             92473  PHILLIP C KLINGSMITH JR                      5.67
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             92473  PHILLIP C KLINGSMITH JR                     20.07
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8823001  KCM 201                                       92475  JO ANN KLOPPENBURG                          77.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8823001  KCM 201                                       92476  PHILIP KLOPPENBURG PHD                      18.79
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      92479  JARRETTE RAYE KLINE                          8.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865005  NORMAN 2 (DEVONIAN)                           92479  JARRETTE RAYE KLINE                          0.05
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      92479  JARRETTE RAYE KLINE                         18.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865007  NORMAN 6                                      92479  JARRETTE RAYE KLINE                          0.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865009  NORMAN 8                                      92479  JARRETTE RAYE KLINE                          2.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             92492  ROBT RJ KOCH & ROBT M KOCH                  30.48
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             92492  ROBT RJ KOCH & ROBT M KOCH                  21.16
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864001  LOCKHART & BROWN 14 1                         92495  DOUGLAS C KOCH                               0.26
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       92504  E ROSS KYGER IV                             55.54
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       92505  MARY K KYGER                                16.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           92514  JACQUELYN MCCAMEY LACY                       2.56
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           92514  JACQUELYN MCCAMEY LACY                       1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           92514  JACQUELYN MCCAMEY LACY                       1.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894008  TXL SOUTH UNIT                                92514  JACQUELYN MCCAMEY LACY                       2.76
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 92517  VIRGINIA PHELPS LACY                         4.36
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        92519  WASHINGTON B LAFORCE,TRUST I                24.45
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        92519  WASHINGTON B LAFORCE,TRUST I                 1.06
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        92521  ROBERT ESTILL LAFORCE JR                    10.84
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        92521  ROBERT ESTILL LAFORCE JR                     0.29
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       92526  BRANT BEN LAIRD                             13.47
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       92527  R H LAIRD MEMORIAL HOSP OF                  32.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       92528  RONEE MACK LAIRD                            13.47
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 92529  BARBARA B LAIN                             172.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             92559  LARAMIE PLAINS MUSEUM                       10.62
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             92559  LARAMIE PLAINS MUSEUM                       37.62
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       92563  ALAN LATTIMORE                               6.65
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       92564  CHARLES R LATTIMORE                          6.71
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       92565  CLARISSE G LATTIMORE                        23.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       92566  JOHN & BETTY LATTIMORE TR                    6.65
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       92567  LIZ LATTIMORE                                6.71
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       92568  O S LATTIMORE III                           23.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       92569  WILLIAM B LATTIMORE JR                       6.69
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809008  BROWN GLORIETA 5-3                            92571  JAMES B LAW                                 30.44
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809009  BROWN GLORIETA 5-4                            92571  JAMES B LAW                                 45.65
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858001  UMPHRESS , C F 1                              92576  JOYCE & KELLY LAWRENCE                       8.22
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858002  UMPHRESS , C F 2-34                           92576  JOYCE & KELLY LAWRENCE                      14.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858003  UMPHRESS , C F 3-34                           92576  JOYCE & KELLY LAWRENCE                      14.76
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   92584  CHARLES LEBOUTILLIER C/O                     3.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   92586  DEIRDRE H LEBOUTILLIER                       1.26
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   92587  MEGAN M LEBOUTILLIER                         1.26
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   92588  KATHERINE T LEBOUTILLIER                     1.26
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              92599  HAROLD LEE                                   2.06
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              92599  HAROLD LEE                                   3.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             92613  KATHERINE H LEONARD                         18.34
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679001  HUSTON , R H JR 2                             92613  KATHERINE H LEONARD                         31.08
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679002  HUSTON , R H JR 3                             92613  KATHERINE H LEONARD                         31.08
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             92632  BARRY L LEVIN                                2.48
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             92632  BARRY L LEVIN                                1.93
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             92633  DAVID M LEVIN                                2.48
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             92633  DAVID M LEVIN                                1.93
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             92635  JACK L LEVIN                                 2.48
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             92635  JACK L LEVIN                                 1.93
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             92636  ROBERT A LEVIN                               2.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             92636  ROBERT A LEVIN                               2.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                   92662  ANITA NORDAN LINDSAY                        67.94
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        92676  PATSY COWDEN LOFTUS                         93.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              92686  CHARLA LONG                                  4.81
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              92686  CHARLA LONG                                  9.06
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8672001  ROBERTS 1                                     92715  RICHARD D LUTHI                             84.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          92759  NANCY R MANARD                              55.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         92759  NANCY R MANARD                               4.57
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          92759  NANCY R MANARD                               4.57
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809008  BROWN GLORIETA 5-3                            92762  HAROLD T MANKIN II                           2.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809009  BROWN GLORIETA 5-4                            92762  HAROLD T MANKIN II                           3.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   92762  HAROLD T MANKIN II                           1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809008  BROWN GLORIETA 5-3                            92766  HAVEN DAWSON MANKIN                          2.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809009  BROWN GLORIETA 5-4                            92766  HAVEN DAWSON MANKIN                          3.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   92766  HAVEN DAWSON MANKIN                          1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809008  BROWN GLORIETA 5-3                            92767  JARRETTE L MANKIN                            2.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809009  BROWN GLORIETA 5-4                            92767  JARRETTE L MANKIN                            3.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   92767  JARRETTE L MANKIN                            1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809008  BROWN GLORIETA 5-3                            92768  LYNN R MANKIN                                2.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809009  BROWN GLORIETA 5-4                            92768  LYNN R MANKIN                                3.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   92768  LYNN R MANKIN                                1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809008  BROWN GLORIETA 5-3                            92770  PAGE D MANKIN                                2.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809009  BROWN GLORIETA 5-4                            92770  PAGE D MANKIN                                3.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   92770  PAGE D MANKIN                                1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809008  BROWN GLORIETA 5-3                            92771  REED W MANKIN                                2.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809009  BROWN GLORIETA 5-4                            92771  REED W MANKIN                                3.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   92771  REED W MANKIN                                1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809008  BROWN GLORIETA 5-3                            92772  WARD T MANKIN                                2.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809009  BROWN GLORIETA 5-4                            92772  WARD T MANKIN                                3.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   92772  WARD T MANKIN                                1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809008  BROWN GLORIETA 5-3                            92773  WINSLOW D MANKIN                             2.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809009  BROWN GLORIETA 5-4                            92773  WINSLOW D MANKIN                             3.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   92773  WINSLOW D MANKIN                            24.12
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809008  BROWN GLORIETA 5-3                            92774  HILLIARY R MANKIN-KUFE                       2.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809009  BROWN GLORIETA 5-4                            92774  HILLIARY R MANKIN-KUFE                       3.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   92774  HILLIARY R MANKIN-KUFE                       1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809008  BROWN GLORIETA 5-3                            92775  DELESLIE P MANKIN-SMITH                      2.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809009  BROWN GLORIETA 5-4                            92775  DELESLIE P MANKIN-SMITH                      3.66
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   92775  DELESLIE P MANKIN-SMITH                      1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             92783  A J MANULIK                                  5.48
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             92783  A J MANULIK                                  6.73
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 92791  EDITH A. SUTHERLAND MARLER                   6.03
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      92837  EDWINA F MATHENY                            12.26
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 92849  MAXEY H MAYO                               322.06
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           92865  ROBERT L MCCAMEY                             2.56
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           92865  ROBERT L MCCAMEY                             1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           92865  ROBERT L MCCAMEY                             1.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894008  TXL SOUTH UNIT                                92865  ROBERT L MCCAMEY                             2.76
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       92871  SUSAN DAVIDSON MCCLENAHAN                   20.26
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              92895  MCCURDY OIL COMPANY                          7.20
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              92895  MCCURDY OIL COMPANY                         13.62
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              92896  MARGARET JOHNSON MCCURDY                    14.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              92896  MARGARET JOHNSON MCCURDY                    27.29
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 92898  DR GLEN B MCDONALD, JR                       5.45
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908003  BILLINGTON BATTERY                            92917  MAREE MCGARR TESTAMENTARY TR                79.14
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             92919  DAVID W MCGEE                               18.91
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             92919  DAVID W MCGEE                               66.85
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8834010  RUTLAND , STEVE 2                             92930  LILLIAN EDITH MCGOWEN                       62.30
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             92938  EDWIN E MCKAY IRR TR 601001300              19.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 92952  MARY WEST MCLEOD                         1,553.02
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                   92955  LINDA B MCMEEKIN                             6.19
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          92961  BETTY HAWKINS MCRAE                         31.31
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         92961  BETTY HAWKINS MCRAE                          2.58
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          92961  BETTY HAWKINS MCRAE                          2.58
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              92967  HELEN WICK MCWHIRT                           2.06
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              92967  HELEN WICK MCWHIRT                           3.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          92987  GENE W. MELTON                              25.92
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         92987  GENE W. MELTON                               3.33
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          92987  GENE W. MELTON                               3.33
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894008  TXL SOUTH UNIT                                92999  JOHN C. MERRITT                              0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      93000  MERRILL LYNCH                                0.69
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      93000  MERRILL LYNCH                                6.48
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894003  MILLARD BATTERY                               93001  JOHN C MERRITT TRUST                         1.31
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           93001  JOHN C MERRITT TRUST                         2.56
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           93001  JOHN C MERRITT TRUST                         1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           93001  JOHN C MERRITT TRUST                         1.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894007  SCHARBAUER ED BATTERY                         93001  JOHN C MERRITT TRUST                        36.22
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       93003  METHODIST HOME #253-09132,                  32.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    93018  AVIS K MILLER TRUST 653000                  18.92
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819016  LONGBOTHAM , CORA A 6                         93030  LELAND H. MILLER                             4.13
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819018  LONGBOTHAM , CORA B 5                         93030  LELAND H. MILLER                             1.58
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819020  LONGBOTHAM UNIT 1                             93030  LELAND H. MILLER                             0.88
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                             93030  LELAND H. MILLER                             4.18
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      93075  MOHICAN PETROLEUM INC.                       2.23
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      93075  MOHICAN PETROLEUM INC.                      21.05
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8670001  CROOKED CREEK STATE A 1                       93083  MONAGHAN LIVING TRUST                       13.87
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       93091  JAMES IRL MOODY JR                          10.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          93103  JUDITH HAWKINS MOORE                         6.77
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         93103  JUDITH HAWKINS MOORE                         0.87
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          93103  JUDITH HAWKINS MOORE                         0.87
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       93140  J H MORRIS AGENT                            46.65
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          93152  SARAH ALLEN MORSE                           13.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         93152  SARAH ALLEN MORSE                            1.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          93152  SARAH ALLEN MORSE                            1.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           93153  GLADYS F MORSE TRUST                         0.79
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           93153  GLADYS F MORSE TRUST                         0.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           93153  GLADYS F MORSE TRUST                         0.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894007  SCHARBAUER ED BATTERY                         93153  GLADYS F MORSE TRUST                         3.81
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       93171  JANE R MUELLER TRUST                        22.11
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 93173  HAROLD L MULLEN                              2.93
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             93176  CHRISTOPHER E MULLIN JR                     39.28
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             93176  CHRISTOPHER E MULLIN JR                     27.24
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8800005  CALVERLEY 6-24                                93181  LOLITA MURDOCK                               8.16
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8823001  KCM 201                                       93183  PAULINE EVANS MURPHY                         5.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             93184  MATT S MURATTA                               4.97
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             93184  MATT S MURATTA                               6.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    93198  L BRADY MYERS                                4.20
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8823001  KCM 201                                       93235  GEORGE ALLEN NEWMAN                         77.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8823001  KCM 201                                       93236  JASON ALLEN NEWMAN                          18.79
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       93241  ROBERT G NEWMAN                             20.26
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             93247  DIANA LU CURRIE NICHOLS                      1.90
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             93247  DIANA LU CURRIE NICHOLS                      7.24
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             93248  DIANA CURRIE NICHOLS TRUST                 298.73
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             93248  DIANA CURRIE NICHOLS TRUST                 334.98
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             93256  PATRICIA NIX, A/C #3502597                  88.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                   93266  THE NORDAN TRUST                             4.01
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8818001  FOSTER 11-C 1                                 93268  CHRISTOPHER W NORDEMAN 1972 TR               0.08
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894008  TXL SOUTH UNIT                                93285  ELISE G EDWARDS NOWLIN                       0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858001  UMPHRESS , C F 1                              93288  JERRE NURRE                                 22.94
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858002  UMPHRESS , C F 2-34                           93288  JERRE NURRE                                 35.84
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858003  UMPHRESS , C F 3-34                           93288  JERRE NURRE                                 41.21
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819009  HENDERSON , W B C 2                           93295  C E OBERHOLTZER                              0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819010  HENDERSON , W B C 4                           93295  C E OBERHOLTZER                              0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819011  HENDERSON , W B D 1                           93295  C E OBERHOLTZER                              0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819012  HENDERSON , W B UNIT B-1                      93295  C E OBERHOLTZER                              0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819013  HENDERSON , W B UNIT B-2                      93295  C E OBERHOLTZER                              0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      93297  THOMAS A OBENCHAIN,TR OF THE                 0.87
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      93297  THOMAS A OBENCHAIN,TR OF THE                 8.23
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819016  LONGBOTHAM , CORA A 6                         93308  ALEX OGILVY III                             17.70
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819018  LONGBOTHAM , CORA B 5                         93308  ALEX OGILVY III                              6.72
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819020  LONGBOTHAM UNIT 1                             93308  ALEX OGILVY III                              3.90
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                             93308  ALEX OGILVY III                             17.71
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819016  LONGBOTHAM , CORA A 6                         93309  BERTHA JOYCE OGILVY                         17.70
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819018  LONGBOTHAM , CORA B 5                         93309  BERTHA JOYCE OGILVY                          6.72
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819020  LONGBOTHAM UNIT 1                             93309  BERTHA JOYCE OGILVY                          3.90
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                             93309  BERTHA JOYCE OGILVY                         17.70
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       93317  WILLIAMS R ROBERTS                           2.71
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      93328  EMMA C OWENS                                 2.29
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      93328  EMMA C OWENS                                21.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        93348  THE PACKARD FUND                             1.75
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        93348  THE PACKARD FUND                             0.07
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           93379  JOHN R PARKER                                0.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           93379  JOHN R PARKER                                0.29
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           93379  JOHN R PARKER                                0.24
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894007  SCHARBAUER ED BATTERY                         93379  JOHN R PARKER                                5.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                   93425  J L PAYNE TRUSTEE                            5.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        93442  PECOS RESOURCES CORPORATION                  8.74
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       93443  O N PEDERSON TR, MARY KYGER &               10.79
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        93447  ANNE LAFORCE PENN                            7.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        93447  ANNE LAFORCE PENN                            0.24
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      93456  ESTATE OF DOROTHY B PERR                    44.59
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865005  NORMAN 2 (DEVONIAN)                           93456  ESTATE OF DOROTHY B PERR                     0.23
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      93456  ESTATE OF DOROTHY B PERR                    94.97
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865007  NORMAN 6                                      93456  ESTATE OF DOROTHY B PERR                     1.25
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865009  NORMAN 8                                      93456  ESTATE OF DOROTHY B PERR                    10.33
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8800005  CALVERLEY 6-24                                93463  PERTH OIL COMPANY                            9.25
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    93473  THOMAS W PETTIT                              9.46
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 93478  ROBERT W PHELPS                              2.18
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880011  PHILLIPS 7-1                                  93480  JOHN L PHILLIPS                             50.58
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      93545  FRANCES ANNE POLLARD                         1.38
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      93545  FRANCES ANNE POLLARD                        12.94
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      93546  JACK POLLARD                                 0.46
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      93546  JACK POLLARD                                 4.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          93569  THOMAS PRICE POWELL, JR.                    62.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         93569  THOMAS PRICE POWELL, JR.                     5.17
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          93569  THOMAS PRICE POWELL, JR.                     5.17
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894008  TXL SOUTH UNIT                                93575  JOHN L PRATT III                             1.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           93582  MRS T I PRESCOTT                             0.21
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           93582  MRS T I PRESCOTT                             0.16
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           93582  MRS T I PRESCOTT                             0.12
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894007  SCHARBAUER ED BATTERY                         93582  MRS T I PRESCOTT                             2.82
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858001  UMPHRESS , C F 1                              93615  PACHECO PYLE                                22.94
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858002  UMPHRESS , C F 2-34                           93615  PACHECO PYLE                                35.84
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858003  UMPHRESS , C F 3-34                           93615  PACHECO PYLE                                41.21
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       93640  JOYCE RAWLINSON TR,U/A 6-24-74              11.88
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       93653  MARY JO LAIRD READ                          32.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8838011  WHARTON UNIT                                  93660  MARY E REDMAN                               99.92
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      93671  HELEN M REGAN                               72.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865005  NORMAN 2 (DEVONIAN)                           93671  HELEN M REGAN                                0.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      93671  HELEN M REGAN                              154.36
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865007  NORMAN 6                                      93671  HELEN M REGAN                                2.01
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865009  NORMAN 8                                      93671  HELEN M REGAN                               16.79
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             93679  RENAUD MINERALS LTD                         45.73
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             93679  RENAUD MINERALS LTD                         31.73
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858001  UMPHRESS , C F 1                              93681  ANNICE RENZ                                 22.94
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858002  UMPHRESS , C F 2-34                           93681  ANNICE RENZ                                 35.84
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858003  UMPHRESS , C F 3-34                           93681  ANNICE RENZ                                 41.21
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             93682  SARAH RENAUD IRREV MIN TR 5356              45.73
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             93682  SARAH RENAUD IRREV MIN TR 5356              31.73
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                   93683  REPUBLIC ROYALTY COMPANY                    11.54
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              93689  MARY ELLA REUTERSHAN                        14.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              93689  MARY ELLA REUTERSHAN                        27.29
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             93690  REUNIONAIRE CORPORATION                     41.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             93690  REUNIONAIRE CORPORATION                     28.55
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908003  BILLINGTON BATTERY                            93693  FRED S REYNOLDS                             48.05
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       93701  FRANCES L RICH REV TR 7-14-80               22.11
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             93723  RIMCO ROYALTY PARTNERS                      26.26
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             93723  RIMCO ROYALTY PARTNERS                      19.82
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       93765  MERYL R ROBERTSON AND                        6.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      93800  NANCY & RICHARD ROGERS 1996 TR             -13.64
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      93800  NANCY & RICHARD ROGERS 1996 TR              12.25
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       93808  ELIZABETH WALLACE ROSE                      24.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      93825  PATRICIA EVELYN ROYAL                        8.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865005  NORMAN 2 (DEVONIAN)                           93825  PATRICIA EVELYN ROYAL                        0.05
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      93825  PATRICIA EVELYN ROYAL                       18.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865007  NORMAN 6                                      93825  PATRICIA EVELYN ROYAL                        0.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865009  NORMAN 8                                      93825  PATRICIA EVELYN ROYAL                        2.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       93854  KEMAL & CONSTANCE G SAIED                    7.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                             93857  SAN ANTONIO SYMPHONY                        47.06
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                             93857  SAN ANTONIO SYMPHONY                       179.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      93860  PHILLIP LYNN SAMPSON                         1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      93860  PHILLIP LYNN SAMPSON                        17.26
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      93861  ALANN B SAMPSON                            174.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865005  NORMAN 2 (DEVONIAN)                           93861  ALANN B SAMPSON                              0.93
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      93861  ALANN B SAMPSON                            368.21
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865007  NORMAN 6                                      93861  ALANN B SAMPSON                              2.84
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865009  NORMAN 8                                      93861  ALANN B SAMPSON                             39.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        93889  SAPPHIRE ROYALTIES INC                      36.64
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8833001  RIGGS A 1                                     93896  L E SAWYER, JR, SEP PROP                     1.10
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8823001  KCM 201                                       93898  LYNDA SUE SCALES                            18.79
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       93899  BILLY MARIE B SCARBROUGH                    30.42
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8838011  WHARTON UNIT                                  93920  METTA FAY SCHRIENER                         99.92
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          93933  DELBERT J SCOTT                             25.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         93933  DELBERT J SCOTT                              3.31
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          93933  DELBERT J SCOTT                              3.31
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          93936  CAROLYN SUE SCOTT                           39.75
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         93936  CAROLYN SUE SCOTT                            3.27
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          93936  CAROLYN SUE SCOTT                            3.27
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8834010  RUTLAND , STEVE 2                             93957  LAURA ADELINE SETTLE                        62.30
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          93978  STUART SHANNON                             673.96
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908004  POWELL , R V ET AL 1 (TREND)                  93978  STUART SHANNON                              92.35
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         93978  STUART SHANNON                             121.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908007  POWELL , R V ET AL 13                         93978  STUART SHANNON                             198.58
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908009  POWELL , R V ET AL 15                         93978  STUART SHANNON                             123.02
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908011  POWELL , R V ET AL 5                          93978  STUART SHANNON                             219.03
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          93978  STUART SHANNON                             353.24
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908013  POWELL , R V ET AL 9                          93978  STUART SHANNON                             190.17
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        93986  JOHN I SHAW                                  7.17
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        93991  ROGER D SHAW TRUST                           3.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             93993  PANDORA NIX SHAW                            88.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       94011  BENJAMIN ARTHUR SHEPPERD                    30.42
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       94013  JOSEPH ARTHUR SHEPPERD III                  30.42
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       94014  MARTHA DAVIS SHEPPERD                       60.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        94019  LUCILE BROWN SHOOK                          50.53
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819016  LONGBOTHAM , CORA A 6                         94030  SILVERADO OIL & GAS CORP.                   11.94
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819018  LONGBOTHAM , CORA B 5                         94030  SILVERADO OIL & GAS CORP.                    4.52
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819020  LONGBOTHAM UNIT 1                             94030  SILVERADO OIL & GAS CORP.                    2.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                             94030  SILVERADO OIL & GAS CORP.                   11.91
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    94050  SISTERS OF HUMILITY OF MARY OF               5.05
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                   94070  MARGARET STODDARD SMITH                      1.22
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              94074  KATHRYN C SMITH                              3.12
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              94074  KATHRYN C SMITH                              5.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8834010  RUTLAND , STEVE 2                             94075  ELAINE DAVIDSON SMITH                       78.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819016  LONGBOTHAM , CORA A 6                         94088  JILL MARIE SMITH                             0.68
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819018  LONGBOTHAM , CORA B 5                         94088  JILL MARIE SMITH                             0.29
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819020  LONGBOTHAM UNIT 1                             94088  JILL MARIE SMITH                             0.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                             94088  JILL MARIE SMITH                             0.72
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        94114  WILLARD B SMITH &                            6.26
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 94118  AURELIA MCDONALD SNOUFFER                    5.45
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              94124  MARY L SORENSEN                             32.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              94124  MARY L SORENSEN                             61.65
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      94165  ST PAUL MINERALS COMPANY                     4.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      94165  ST PAUL MINERALS COMPANY                    43.22
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894008  TXL SOUTH UNIT                                94175  NAN T GUINN STANDIFER                        0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              94176  STANFORD UNIV.                               3.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              94176  STANFORD UNIV.                               6.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              94187  EVERETT E STEBBINS                           4.81
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              94187  EVERETT E STEBBINS                           9.06
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819016  LONGBOTHAM , CORA A 6                         94225  AMY STILWELL                                 0.68
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819018  LONGBOTHAM , CORA B 5                         94225  AMY STILWELL                                 0.29
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819020  LONGBOTHAM UNIT 1                             94225  AMY STILWELL                                 0.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                             94225  AMY STILWELL                                 0.72
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819016  LONGBOTHAM , CORA A 6                         94226  GANO STILWELL                                2.05
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819018  LONGBOTHAM , CORA B 5                         94226  GANO STILWELL                                0.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819020  LONGBOTHAM UNIT 1                             94226  GANO STILWELL                                0.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                             94226  GANO STILWELL                                2.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                   94229  H GRANT & ESTHER STODDARD                    1.22
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894004  SCHARBAUER ED "B" 1                           94244  EUSEBIA S STONESTREET ESTATE                 7.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894005  SCHARBAUER ED "B" 2                           94244  EUSEBIA S STONESTREET ESTATE                 7.38
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894006  SCHARBAUER ED "B" 3                           94244  EUSEBIA S STONESTREET ESTATE                 4.80
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       94250  PATRICIA STRACENER                           7.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        94251  MARION M STRAUSS FMLY TR-% 1ST               4.55
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        94259  MARGARET WOOLLEY STRONG                     91.86
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              94263  STEPHEN T STRUMILLO                          3.12
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              94263  STEPHEN T STRUMILLO                          5.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 94286  CARL LEE SUTHERLAND                          6.03
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 94287  FRANK S. PONCHO SUTHERLAND                   6.03
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 94288  JOHN PAUL STEPHEN SUTHERLAND                 6.03
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 94289  SHELLEY SUTHERLAND                           6.03
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        94300  ROSSITA B SWEENEY                          197.68
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864005  LOCKHART & BROWN 17 B2                        94300  ROSSITA B SWEENEY                           37.31
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       94303  MARY NELL SWOPE                              1.28
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          94333  CATHERINE TAYLOR                            59.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         94333  CATHERINE TAYLOR                             4.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          94333  CATHERINE TAYLOR                             4.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908003  BILLINGTON BATTERY                            94354  TERENCE W TERRILL                           79.14
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819023  MOSS , PAUL B 6                               94355  CAROLYN FOSTER TERRY                        25.86
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                   94357  TX COMMERCE BANK NA, TRUSTEE                 0.74
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908003  BILLINGTON BATTERY                            94359  TEXAS CRUDE - JT VENTURE                    21.97
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819016  LONGBOTHAM , CORA A 6                         94367  AUDREY LEE MCFADDEN THOMAS                 244.54
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819018  LONGBOTHAM , CORA B 5                         94367  AUDREY LEE MCFADDEN THOMAS                 108.16
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819019  LONGBOTHAM , CORA C 3                         94367  AUDREY LEE MCFADDEN THOMAS                   0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819020  LONGBOTHAM UNIT 1                             94367  AUDREY LEE MCFADDEN THOMAS                  76.81
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819021  LONGBOTHAM UNIT 2                             94367  AUDREY LEE MCFADDEN THOMAS                 294.28
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        94380  FRANKLIN G THOMPSON FMLY.AGCY.               9.35
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880004  FRIEND 4-1                                    94384  NANCY E THOMPSON TRUST                      11.22
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                             94385  MARTHA L DAIELLO IRREV TRUST                19.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894008  TXL SOUTH UNIT                                94386  MARTIN H THOMPSON                            0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        94387  MARTIN H THOMPSON                          108.20
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864005  LOCKHART & BROWN 17 B2                        94387  MARTIN H THOMPSON                           20.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8670001  CROOKED CREEK STATE A 1                       94397  DEWEY E THORNTON                            42.15
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                   94401  ALMA DOYLE THORNHILL                        23.18
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                   94402  J G THORNHILL MARITAL TRUST                 23.17
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8672001  ROBERTS 1                                     94403  JIMMIE THURMOND                             84.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        94408  JOANNE TILLY                                 3.62
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858001  UMPHRESS , C F 1                              94417  JASON BLAKE TOLLETT, #2966                  13.68
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858002  UMPHRESS , C F 2-34                           94417  JASON BLAKE TOLLETT, #2966                   9.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858003  UMPHRESS , C F 3-34                           94417  JASON BLAKE TOLLETT, #2966                  21.55
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858001  UMPHRESS , C F 1                              94418  RAYMOND TOLLETT, JR #2749                   13.68
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858002  UMPHRESS , C F 2-34                           94418  RAYMOND TOLLETT, JR #2749                    9.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858003  UMPHRESS , C F 3-34                           94418  RAYMOND TOLLETT, JR #2749                   21.55
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        94424  LBOGART PREDERGAST, W TOWNSEND              30.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908003  BILLINGTON BATTERY                            94437  GRAYDON G TRUSLER TRUST                     19.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8672001  ROBERTS 1                                     94444  FINUS M TUCKER                              84.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8672001  ROBERTS 1                                     94445  THOMAS E TUCKER                             84.37
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8791003  LONG E M 1                                    94449  BILL TUNE REC/H D WOODY                      1.92
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8791004  NEWTON 1                                      94449  BILL TUNE REC/H D WOODY                      3.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 94468  R JAK UBOWSKI                            4,427.74
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      94472  EARLE E UNGER TRUSTEE                        3.30
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      94472  EARLE E UNGER TRUSTEE                       31.08
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819023  MOSS , PAUL B 6                               94473  JANET WESTBROOK UNDERWOOD                   12.91
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 94476  JUDY HANNER UPCHURCH                         9.26
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 94514  WBA COLORADO COMPANY                         8.14
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894008  TXL SOUTH UNIT                                94525  WAKEFIELD HOLDING CO                         4.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894008  TXL SOUTH UNIT                                94526  WAKEFIELD ROYALTIES INC                      4.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894008  TXL SOUTH UNIT                                94527  FRANK G WAKEFIELD                            6.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       94538  TED WALLACE MD                              24.32
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                             94544  WALTON PROPERTIES LTD                        6.14
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                             94544  WALTON PROPERTIES LTD                        4.25
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8791003  LONG E M 1                                    94583  MARY GREENE WATKINS                         38.72
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8791004  NEWTON 1                                      94583  MARY GREENE WATKINS                         42.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                        94589  ERNESTINE L WATSON #228-200-3               22.38
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8894008  TXL SOUTH UNIT                                94594  SADIE WATSON TR #1-#1406                     0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                   94598  JUDY CAROL WEST WATTERS                      6.19
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8858002  UMPHRESS , C F 2-34                           94607  HELEN I. MOWERY WEBSTER                    -20.51
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908003  BILLINGTON BATTERY                            94622  TED WEINER OIL PROP TRST                    17.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819023  MOSS , PAUL B 6                               94670  ROBERT F WESTBROOK                          12.91
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                   94672  DONNA L WEST                               144.20
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              94681  JOSEPHINE DAVIS WEYER                       83.16
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              94681  JOSEPHINE DAVIS WEYER                      251.87
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              94717  RALPH E WICK                                 2.06
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              94717  RALPH E WICK                                 3.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819014  KAYSER , EVA B 4                              94718  ROBERT H WICK                                2.06
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819015  KAYSER , EVA B 5                              94718  ROBERT H WICK                                3.90
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819023  MOSS , PAUL B 6                               94732  JACK B WILKINSON JR                         77.50
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       94736  B R W WILLIAMS TR F/B/O DAVID                6.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       94739  BARBARA WILLIAMS TR,FBO TERRY                6.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       94743  DAVID S WILLIAMS                             6.09
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       94754  TERRY WILLIAMS                               9.60
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       94755  TERRY WILLIAMS                              47.01
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8834010  RUTLAND , STEVE 2                             94792  CAROL LYNN WINDHAM                          78.39
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809025  BROWN GLORIETA BATTERY UNIT                   94798  CAROLYN BROWN WINSTON                        1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                          94828  MARK W WOODSIDE, TRUSTEE                    21.92
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                         94828  MARK W WOODSIDE, TRUSTEE                     1.81
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                          94828  MARK W WOODSIDE, TRUSTEE                     1.81
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        94834  KENNETH KNOX WOOLLEY                       337.69
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        94835  NANCY A WOOLLEY MGT TR70938806              30.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        94836  BENNETT L. WOOLLEY, JR.                     91.86
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                        94840  JAMES C WOOLLEY MGT TRUST                   30.61
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8685002  SCHARB 9-2                                    94853  MILDRED A WRIGHT TTEE-DECD                 242.75
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      94856  WILLIAM S WRIGHT, JR                         1.83
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      94856  WILLIAM S WRIGHT, JR                        17.26
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8671011  CACTUS STATE BATTERY                          94868  THOMAS H. YATES, JR.                     4,092.92
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8671012  CATCLAW DRAW 13                               94868  THOMAS H. YATES, JR.                       994.30
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8671013  CATCLAW DRAW 1Y                               94868  THOMAS H. YATES, JR.                     1,137.91
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                       94876  TERRI LAIRD YOUNG                           13.47
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865002  NORMAN 1                                      94888  ALICE ZLOTNICK                               2.55
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8866001  NORMAN 5                                      94888  ALICE ZLOTNICK                              23.91
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3626050  BRADFORD B 1-10                               98999  OWNERS UNKNOWN - SUSPENDED                  36.89
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809004  BROWN GLORIETA 10-3                           98999  OWNERS UNKNOWN - SUSPENDED                   0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809006  BROWN GLORIETA 2-1                            98999  OWNERS UNKNOWN - SUSPENDED                   0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809008  BROWN GLORIETA 5-3                            98999  OWNERS UNKNOWN - SUSPENDED                   0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809009  BROWN GLORIETA 5-4                            98999  OWNERS UNKNOWN - SUSPENDED                   0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809018  BROWN GLORIETA 8-2                            98999  OWNERS UNKNOWN - SUSPENDED                   0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8809022  BROWN GLORIETA 8-8                            98999  OWNERS UNKNOWN - SUSPENDED                   0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8865001  HUNT - COPE 2                                 98999  OWNERS UNKNOWN - SUSPENDED                 726.96
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3601001  JOHNSON                                       98999  OWNERS UNKNOWN - SUSPENDED               5,290.72
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8823001  KCM 201                                       98999  OWNERS UNKNOWN - SUSPENDED                   0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8873001  MITCHELL E 1                                  98999  OWNERS UNKNOWN - SUSPENDED                  27.26
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893001  NESTE CURRIE 44 1                             98999  OWNERS UNKNOWN - SUSPENDED                   0.00
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                      119106  CHARLES FREDERICK BERGER                    11.53
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                      119107  LEE V BERGER JR                              5.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                            119205  CREIGHTON CAPITAL CORPORATION                4.69
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880011  PHILLIPS 7-1                                 120224  MELISSA GRAHAM DOUGLASS                     55.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880012  PHILLIPS 7-2                                 120224  MELISSA GRAHAM DOUGLASS                     -2.21
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880007  PHILLIPS 7-3                                 120224  MELISSA GRAHAM DOUGLASS                     -1.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880011  PHILLIPS 7-1                                 120225  ROBERT GENE GRAHAM                          55.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880012  PHILLIPS 7-2                                 120225  ROBERT GENE GRAHAM                          -2.21
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880007  PHILLIPS 7-3                                 120225  ROBERT GENE GRAHAM                          -1.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880011  PHILLIPS 7-1                                 120226  MARTY HOUGH GRAHAM                          55.43
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880012  PHILLIPS 7-2                                 120226  MARTY HOUGH GRAHAM                          -2.21
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8880007  PHILLIPS 7-3                                 120226  MARTY HOUGH GRAHAM                          -1.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                     120351  E J BELTRAN, AS ARCHBISHOP                   0.35
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                     120351  E J BELTRAN, AS ARCHBISHOP                   0.18
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                     120351  E J BELTRAN, AS ARCHBISHOP                   7.47
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                     120351  E J BELTRAN, AS ARCHBISHOP                   8.23
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908016  POWELL , R V BATTERY                         120621  LOU ANN LESTER MGMT TRUST                   27.06
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908006  POWELL , R V ET AL 12                        120621  LOU ANN LESTER MGMT TRUST                    3.47
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8908012  POWELL , R V ET AL 7                         120621  LOU ANN LESTER MGMT TRUST                    3.47
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819009  HENDERSON , W B C 2                          120722  C E & M J OBERHOLTZER                       15.11
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819010  HENDERSON , W B C 4                          120722  C E & M J OBERHOLTZER                       16.25
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819011  HENDERSON , W B D 1                          120722  C E & M J OBERHOLTZER                        9.64
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819012  HENDERSON , W B UNIT B-1                     120722  C E & M J OBERHOLTZER                        5.78
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8819013  HENDERSON , W B UNIT B-2                     120722  C E & M J OBERHOLTZER                        6.62
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                  120722  C E & M J OBERHOLTZER                       41.74
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8864004  LOCKHART & BROWN 17 B1                       120896  BENJAMIN NYSEWANDER III TRUST               17.38
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8899001  WASSON N CLEARFORK UNIT                      120974  DOUGLAS E CLARKE                            20.26
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                            121383  J R COLLINS TRUST                            3.63
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                            121383  J R COLLINS TRUST                            2.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                            121441  FRAN HOGAN                                   7.08
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                            121441  FRAN HOGAN                                  25.06
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8678001  HUSTON , R H JR 1                            121442  LOIS FULLER                                 10.98
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            NM8679003  HUSTON , R H JR 4                            121442  LOIS FULLER                                 41.27
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                  121447  DOLORES L MCCALL                             4.35
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8874001  REEVES UNIT                                  121448  J O MCCALL JR                               73.98
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3572001  BAST 1-17                                    122330  THOMAS L GAGE                                6.52
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
  -------------------- ------------------------------------ --------------- ------------------------------------ --------------
            TX3572004  BAST A 1-18                                  122330  THOMAS L GAGE                               32.25
  -------------------- ------------------------------------ --------------- ------------------------------------ --------------
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3548001  CUNNINGHAM 1-110                             122330  THOMAS L GAGE                                2.71
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX3548003  PARSONS 1-110                                122330  THOMAS L GAGE                               23.84
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                       122409  JOSEPHINE COWDEN MAREK TRUST                63.99
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893002  NESTE CURRIE 44 2                            122502  BYERLEY PARTNERS LTD                        23.34
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8893003  NESTE CURRIE 44 3                            122502  BYERLEY PARTNERS LTD                        15.57
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817002  SLATOR 1                                     125214  EDITH E BAKER ESTATE                         0.25
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817004  SLATOR 3                                     125214  EDITH E BAKER ESTATE                         0.11
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817005  SLATOR 5                                     125214  EDITH E BAKER ESTATE                         4.97
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8817006  SLATOR 7                                     125214  EDITH E BAKER ESTATE                         5.49
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8905015  COWDEN , JERRY BATTERY                       125726  IVY CREEK INVESTMENTS LTD                    8.74
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
            TX8901001  WELCH , WEST UNIT                            127090  JOHN HOUSTON NIX                            88.41
  -------------------- ------------------------------------ --------------- ------------------------------------ -------------
                                            TOTAL SUSPENSE                                                         126,197.18

                          LESS AMOUNT ESCHEATED 11/01/1999                                                          15,949.00
                                          NET SUSPENSE DUE                                                         110,248.18
                                                                                                                 =============

      EXHIBIT E--Attached to and made a part of Purchase and Sale Agreement between Questar and Maynard Oil Company
                              GAS BALANCING STATEMENT

WELL NAME                    WELL NUMBER     OPERATOR              GAS IMBALANCE


Bakke Unit                   TX3607001       Apache                1,439
Catclaw Draw #13             NM8671012       Hallwood Petroleum    84

Crooked Creek A State        NM8670001       WA Moncrief Jr.       (14)

Pruett B Gas Unit            TX8884001       Costilla Petroleum    20,354

Riggs - A                    TX8833001       Phillips              (4,391)

State B 2-36 Devonian        NM8676001       Citation              (2,455)

State B 2-36 Ellenburger     NM8676001       Citation              (6,641)


                                             TOTAL                 8,376